                                              ANNUAL REPORT  |  October 31, 2002


                                                                      The Strong

                                                                 Cash Management

                                                                           Funds


                              [PHOTO APPEARS HERE]


          Strong Ultra Short-Term Income Fund

Strong Ultra Short-Term Municipal Income Fund

                   Strong Heritage Money Fund

                     Strong Money Market Fund

           Strong Municipal Money Market Fund

                   Strong Tax-Free Money Fund


                                                                         [IMAGE]
                                                                   [STRONG LOGO]

                                              ANNUAL REPORT  |  October 31, 2002

                                                                      The Strong

                                                                 Cash Management

                                                                           Funds
Table of Contents

Investment Reviews

     Strong Ultra Short-Term Income Fund ......................2
     Strong Ultra Short-Term Municipal Income Fund ............4
     Strong Heritage Money Fund ...............................6
     Strong Money Market Fund .................................8
     Strong Municipal Money Market Fund ......................10
     Strong Tax-Free Money Fund ..............................12

Bond Glossary ................................................14

Financial Information

     Schedules of Investments in Securities
          Strong Ultra Short-Term Income Fund ................15
          Strong Ultra Short-Term Municipal Income Fund ......21
          Strong Heritage Money Fund .........................32
          Strong Money Market Fund ...........................35
          Strong Municipal Money Market Fund .................38
          Strong Tax-Free Money Fund .........................46
     Statements of Assets and Liabilities ....................51
     Statements of Operations ................................54
     Statements of Changes in Net Assets .....................56
     Notes to Financial Statements ...........................58

Financial Highlights .........................................67

Report of Independent Accountants ............................73

Directors and Officers .......................................74

A Few Words From Jay Mueller, Director of Fixed Income Investing
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Fixed Income Market Overview From November 1, 2001 to October 31, 2002


Over the 12 months ended October 31, 2002, interest rates fell dramatically. Or did they? To be sure, home mortgage rates dropped as low as most of us have seen in our lifetimes. And short- and intermediate-term Treasury bond yields fell to levels last seen in 1962. But while Treasury, government agency, mortgage-backed, and top-quality corporate bonds saw their yields fall (and consequently their prices rise), medium- and lower-quality corporate bonds had a very difficult time.

Below is a comparison of yields across the credit-quality range for bonds with five years remaining to maturity. The numbers tell the story:

Sector                        Yields as of 10-31-01     Yields as of 10-31-02     Change in Yields
------                        ---------------------     ---------------------     ----------------
U.S. Treasuries                        3.47%                     2.73%                - 0.74%
A-Rated Industrials                    4.94%                     3.81%                - 1.13%
BBB-Rated Utilities                    5.53%                     5.93%                + 0.40%
BBB-Rated Cable/Broadcast              5.41%                     6.87%                + 1.46%
B-Rated Industrials                   11.66%                    11.78%                + 0.12%

Performance is historical and does not represent future results.

From this we see that no general statement can be made about the direction of rates: some went down, while others went up. Even among bonds with similar ratings, the differences were stark. The yields on BBB-rated cable and broadcast-sector bonds rose far more than those of utility issues, for example. In fact, in many cases, industry fundamentals had a far greater impact on bond yields than did credit-rating distinctions.


Lower-quality bonds underperform

Despite investors' broad retreat from credit risk, many bonds rated below investment-grade (also known as high-yield or "junk" bonds) fared better than their investment-grade counterparts. But generally, the further down the quality spectrum one ventured, the worse the results. This can be seen in the following total return figures:

Bond Index                          Total Return 10-31-01 through 10-31-02
----------                          --------------------------------------
Lehman Aaa-Rated Credit Index                        7.74%
Lehman Baa-Rated Credit Index                        0.91%
Lehman Corporate High-Yield Index                   -5.49%

Performance is historical and does not represent future results.

Total return measurements include both interest income received and the positive or negative change in the market price of a bond (just as the total return from a common stock consists of dividends received plus or minus the change in the stock's price over a given period). Because high-yield bonds start with a large income advantage over high-grade bonds, the performance divergence above speaks volumes with respect to relative price performance.

                                                        (Continued on next page)

It is a central tenet of modern investment theory that investors can only earn greater long-term total returns by being willing to accept greater risk. (This makes intuitive sense. After all, who would be willing to take more risk to earn the same or lower long-term returns?) Obviously, this relationship did not hold true over the past 12 months. Bondholders were indeed rewarded for accepting risk in the form of longer maturity ("duration risk" in industry parlance), but those who took on credit risk were penalized.

What are investors to make of all this? First, it is important to understand that the period we are talking about represented a kind of "perfect storm," with many factors buffeting the corporate bond market. Among these were:

  . A severe recession in corporate profits

  . Massive accounting and governance scandals

  . High debt burdens accumulated during the 1990s boom

  . An explosion of defaults and credit downgrades

  . Fears of terrorism in the wake of September 11

  . Apprehension over a possible war with Iraq

  . The gut-wrenching fall in the stock market

With so many things to worry about, it's little wonder that safer, "bomb-proof" assets outperformed those perceived to be more risky. But the basic trade-off in investing -- you ought to get more return for taking more risk -- still operates. While it's not unusual for the relationship to falter for a month or a quarter or even a year, in the long run the fundamental efficiency of the market tends to assert itself. Eventually, even the "perfect storm" spends its fury.


There are reasons to believe the weather is clearing

As of the end of October, corporate profits had begun to improve. Balance sheets were being restructured to a more conservative mix of equity and debt. The worst of the corporate scandals seemed to have played out. The stock market had recouped some of its losses. Still, much of the corporate-bond market remains under stress.

This presents both a challenge and an opportunity. It appears that skillful credit analysis is likely to be a driver of performance in the corporate-bond sector going forward. Many well-known corporate issuers have seen prices on their bonds fall to what might once have been considered absurdly cheap levels. Some of these issues will recover as the macroeconomic environment improves. However, others inevitably will fall still further. It is the charge of credit analysts and portfolio managers -- that is, it is our job -- to distinguish one from the other, and to assemble well-balanced collections of securities representing value.

At Strong, we have used the lessons learned in the past year to strengthen our investment approach. In July, we restructured some of the responsibilities of members of the bond team. We have broadened the interaction of credit analysts and portfolio managers, allowing improved implementation of investment ideas. We also adjusted our risk-management discipline to reflect the higher level of uncertainty that prevails today. In short, we scrutinized every aspect of our business to make sure that the philosophy and process that brought our shareholders superior returns in the 1990s could be effectively implemented in the new climate.


What investors may anticipate in 2003

And what of the new climate? What should investors expect in the coming year? Or perhaps more to the point, what should they not expect? Prognostication is always difficult -- and it is even more so at times of unusual macroeconomic and geopolitical stress. Nonetheless, in my judgment, the odds are against these events taking place over the next 12 months:

  . A double-dip recession

  . Corporate scandals on the scale of 2001-2002

  . A meaningful rise in inflation

  . Broad-based deflation

Since the end of 2001, real gross domestic product (GDP) has grown at a 3.4% pace. That may be a bit sluggish for the first year of an economic recovery, but it is very close to the country's long-term average. We believe the economic expansion could gather some momentum in 2003. GDP growth could move up to the 3.5% to 4% range if consumer spending holds up, and if improving corporate profits lead to stronger hiring and capital investment.

Inflation appears likely to remain tame, in part because of a productivity surge in the U.S. Moreover, the long-term forces that have been responsible for our two-decade decline in inflation -- deregulation, the penetration of information technology, and trade liberalization -- are still in place. At the end of October, inflation as measured by the consumer price index (CPI) was running at a 2% annual pace.


Diversification remains crucial

If this strong-growth/low-inflation scenario comes to pass, the bond market may well see a partial reversal of the divergence in performance between high- and low-quality issues. As of this writing, there are already signs that the "flight to safety" impulse is weakening.

So should investors ratchet up their willingness to take risk? Not necessarily. Significant risks still cloud the outlook. Foremost among these is the threat of further terrorist attacks and the possibility of war in the Middle East. For these reasons -- and given the general principle that the future is always unknowable -- a diversified approach to investment, incorporating both bonds and stocks, is the prudent course. Diversification is a discipline that allows us to manage uncertainty.

At Strong, we are committed to providing a broad array of bond funds so our investors can take advantage of the benefits of diversification. The past three years have cast in high relief the wisdom of the old adage: Don't put all your eggs in one basket. These are challenging times, but we remain optimistic about the future. The American economy is the largest and most resilient in the world. The long boom of the 1990s created imbalances and excesses -- high debt burdens, overbuilt industries, flimsy accounting, and unrealistic expectations. These imbalances and excesses are now well along the path to correction, and the fundamental strength of the economy is reasserting itself. We are confident in our ability to help investors share in the prosperity we believe lies ahead.

Thank you for your trust and support.


Sincerely,

/s/ Jay N. Mueller

Jay N. Mueller

Strong Ultra Short-Term Income Fund
================================================================================

Your Fund's Approach

The Strong Ultra Short-Term Income Fund seeks current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, primarily in higher- and medium-quality, very short-term, corporate, and mortgage- and asset-backed bonds. To enhance its return potential, the Fund also invests a portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The Fund's average effective maturity is usually one year or less. To a limited extent, the Fund may also invest in foreign securities. The Fund may use derivatives to attempt to manage market or business risk or to enhance the Fund's yield.

                    Growth of an Assumed $10,000 Investment+
                            From 11-25-88 to 10-31-02

                              [CHART APPEARS HERE]


                            Salomon Smith Barney
             Strong Ultra     1-Year Treasury      Lipper Ultra Short
              Short-Term    Benchmark-on-the-Run   Obligations Funds
             Income Fund           Index*               Average*

Nov 88         $10,000            $10,000               $10,000
Nov 89         $10,976            $10,989               $10,936
Nov 90         $11,690            $11,918               $11,803
Nov 91         $12,870            $12,975               $12,726
Nov 92         $14,036            $13,645               $13,332
Nov 93         $15,140            $14,197               $13,884
Nov 94         $15,767            $14,569               $14,294
Nov 95         $16,866            $15,711               $15,296
Nov 96         $17,980            $16,644               $16,256
Nov 97         $19,189            $17,638               $17,195
Nov 98         $20,139            $18,707               $18,092
Nov 99         $21,141            $19,520               $18,959
Nov 00         $22,574            $20,750               $20,148
Nov 01         $23,734            $22,391               $21,425
Oct 02         $23,736            $23,080               $21,861


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") and the Lipper Ultra Short Obligations Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize the time periods, the indexes' performances were prorated for the month of November 1988. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the year, economic uncertainty and an erosion of investors' confidence in corporate America caused the corporate bond market to perform poorly. This had negative impact on the Fund's performance, particularly among our holdings in the telecommunications and airlines sectors. We have made a change in the Fund's management, and we are taking active steps to improve Fund performance.

Corporate bonds under pressure

The economic climate that persisted over the past year could itself have made for a weak environment for corporate bonds. When this environment was compounded by a string of revelations of corporate wrongdoing, including highly questionable accounting practices and even accusations of fraud, the result was one of the weakest markets for corporate credits in history. Because the Fund holds corporate bonds, including exposure to non-investment-grade credits, this negatively impacted the Fund's performance.

Early in the reporting period (late in 2001), the Federal Reserve completed a long string of interest-rate cuts aimed at re-reigniting economic growth. Although these cuts brought the Federal Funds target rate down to 1.75%, where it stayed through the end of October, the economy remained stubbornly sluggish with the negative impact on corporate bonds we have described. Other holdings in the portfolio are more closely correlated with Treasuries, and these bonds responded positively to the interest-rate declines.

Steps to improve risk management
Given the current economic environment, we have structured the portfolio to maintain a high overall credit quality. The Fund's current average credit rating is AA -- just one step down from the highest level attainable. To attain this profile, we reduced the Fund's exposure to corporate bonds, redeploying some of those assets in higher-quality, mortgage-backed securities that are guaranteed by U.S. government agencies. In addition, we have boosted the Fund's weighting in higher-quality, asset-backed securities.

We do, however, continue to invest in some corporate bonds, though we have taken steps to manage the risks within this sector. We have reduced the Fund's exposure to non-investment-grade securities, which accounted for less than 4% of assets at the end of the period. Increasing our diversification in this area of the market has also been important; we have specifically focused on reducing the size of our positions in any single company in the lower-quality segments of the market.

Changes aimed for improvement
Over the near future, we anticipate that economic growth will be slow to moderate. Against this backdrop, we intend to maintain the Fund's high average credit quality and its heightened level of diversification. We also expect that short-term interest rates will remain low for the foreseeable future; until that outlook changes, we will likely continue to favor fixed-rate securities over those whose coupons fluctuate with changes in prevailing interest rates.

Thank you for your investment in the Strong Ultra Short-Term Income Fund. We appreciate the confidence you have placed in us.

Thomas A. Sontag
Portfolio Co-Manager

Thomas M. Price
Portfolio Co-Manager

Average Annual Total Returns
As of 10-31-02

Investor Class
----------------------------------------
   1-year                         0.33%
   5-year                         4.44%
   10-year                        5.46%
   Since Fund Inception           6.40%
   (11-25-88)

Advisor Class/1/
----------------------------------------
   1-year                        -0.06%
   5-year                         4.05%
   10-year                        5.08%
   Since Fund Inception           6.02%
   (11-25-88)

Institutional Class/2/
----------------------------------------
   1-year                         0.71%
   5-year                         4.70%
   10-year                        5.59%
   Since Fund Inception           6.50%
   (11-25-88)

Portfolio Statistics
As of 10-31-02

Investor Class
----------------------------------------
   30-day
   annualized yield/3/            3.81%

Advisor Class
----------------------------------------
   30-day
   annualized yield/3/            3.62%

Institutional Class
----------------------------------------
   30-day
   annualized yield/3/            4.37%

Average effective maturity/4/   0.6 years
Average quality rating/5/              AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/4/  The Fund's average effective maturity includes the effect of futures.

/5/ For purposes of this averaging rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Salomon Smith Barney 1-Year Treasury Benchmark-on-the-Run Index ("Salomon Smith Barney 1-Year Treasury Index") is an unmanaged index generally representative of the average yield on one-year Treasury bills. The Lipper Ultra Short Obligation Funds Average represents funds that invest at least 65 percent of their assets in investment-grade debt issues or better, and maintain a portfolio dollar-weighted average maturity between 91 days and 365 days. Source of the Salomon index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Ultra Short-Term Municipal Income Fund
================================================================================

Your Fund's Approach

The Strong Ultra Short-Term Municipal Income Fund seeks federal tax-exempt current income with a very low degree of share-price fluctuation. The Fund invests, under normal conditions, at least 80% of its net assets in municipal securities. The Fund invests primarily in higher- and medium-quality, very short-term municipal bonds. To enhance its return potential, the Fund also invests a limited portion of its assets in bonds that have longer maturities or are of lower quality (high-yield or junk bonds), though it may not invest in bonds rated below BB. The managers focus upon high-yield bonds rated BB with positive or improving credit fundamentals. The Fund's average effective maturity is usually one year or less. The Fund may invest without limitation in municipal bonds, such as private activity bonds, whose interest may be subject to the federal Alternative Minimum Tax (AMT). To a limited extent, the Fund may also invest in mortgage- and asset-backed securities. The Fund may use derivatives to attempt to manage market or business risk or to enhance the Fund's yield.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-95 to 10-31-02

                              [CHART APPEARS HERE]


             The Strong
          Ultra Short-Term   Lehman Brothers     Lipper Short
          Municipal Income   Municipal 1 Year   Municipal Debt
                Fund            Bond Index*      Funds Index*

Nov 95         $10,000            $10,000          $10,000
May 96         $10,234            $10,176          $10,117
Nov 96         $10,532            $10,451          $10,400
May 97         $10,769            $10,658          $10,580
Nov 97         $11,052            $10,910          $10,855
May 98         $11,320            $11,158          $11,101
Nov 98         $11,581            $11,447          $11,376
May 99         $11,792            $11,643          $11,553
Nov 99         $11,950            $11,805          $11,650
May 00         $12,079            $11,995          $11,794
Nov 00         $12,392            $12,354          $12,141
May 01         $12,671            $12,814          $12,531
Nov 01         $12,826            $13,132          $12,806
May 02         $12,955            $13,386          $13,016
Oct 02         $13,122            $13,557          $13,186


+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

  The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Within the short-term municipal sector, the highest-quality bonds posted the strongest performance. A few security-specific credit issues caused the Fund's net asset value ("NAV") to decline early in the period, though NAV was relatively stable in the second half of the year. Over the year, we were able to generate a very high level of income.

Declining yields -- with a twist

Early in the reporting period, the Federal Reserve wrapped up a long string of aggressive interest-rate cuts, bringing the Fed Funds target rate down to 1.75% by the end of 2001. The rate remained at that level through the end of October 2002; while yields in the money market sector were similarly low, municipal money market rates did not fall by as great a degree as taxable rates.

By the end of the period, short-term yields in the tax-exempt sector were higher than those on taxable securities of comparable maturity. This phenomenon usually occurs briefly at specific times of the year, when seasonal factors cause municipal yields to spike. In the past year, however, the situation has persisted for an extended period.

Factors driving performance

The biggest driver of market interest rates over the one-year period seemed to be the performance of the stock market and investors' reallocation of assets from stocks to bonds. With the prospect of a third straight year of negative equity returns, investors became very averse to risk, preferring high-quality, shorter-term bonds. This climate contributed to the weaker performance among lower-quality municipals during the period. Investors demanded a greater yield premium to own many of these bonds, leading to lower overall prices. Another factor in lower-quality bonds' performance was the rising default rate in the face of the slowing economy and tightening lending standards.

Fortunately, the municipal sector has historically tended to have a much lower level of default than the corporate sector. Overall, lower-quality municipals performed much better than their taxable counterparts. While our investments in lower-quality bonds hurt the Fund's performance from an NAV standpoint, the higher level of tax-free income these investments generated contributed positively to the Fund's total return for the period.

In early 2002, we reduced the Fund's sensitivity to interest-rate shifts (duration) based on our belief that the economy was poised for recovery at the end of the Federal Reserve's long rate-cutting campaign. During the next ten months, yields on one-year municipals did not decline -- and, in fact, they had risen by the end of October. However, yields on two-year and longer-maturity municipals did decline, based on investors' expectations that the Federal Reserve would keep the Fed Funds rate low for a sustained period of time. As a result, some of the longer-term holdings in our portfolio experienced price appreciation. These gains helped to offset price declines among some of the Fund's lower-quality holdings.

Looking at the year ahead
We continue to look for modest economic growth, with inflation remaining low and perhaps falling further -- conditions that would be positive for the bond market. Should an improving economy spark a stock market rally, however, the impact on the bond market could be negative. And should we enter into war with Iraq, the impact on both the equity and fixed income markets is uncertain.

We are keeping the Fund's duration short of our benchmark, the Lehman Brothers Municipal 1 Year Bond Index, reflecting our belief that interest rates may start to slowly increase over the next year. We also continue to overweight carefully selected lower-quality bonds compared to our benchmark. We recognize that if rates do move lower, we could miss out on some NAV appreciation; however, we believe that the income the portfolio is producing should allow us to accomplish our goals without requiring us to take unnecessary interest-rate risk.

While we have a modestly positive outlook on the overall tone of the fixed income markets, we are mindful that any signs of economic recovery could drive interest rates up very quickly. However, based on the current attractiveness of municipals relative to taxable bonds -- in some cases, the yields on AAA municipals are higher than those on equivalent-maturity Treasury bonds -- we anticipate that the municipal sector should be less volatile than the taxable bond market.

We thank you for your investment in the Strong Ultra Short-Term Municipal Income Fund.

Lyle J. Fitterer
Portfolio Co-Manager

Mary-Kay H. Bourbulas
Portfolio Co-Manager

Average Annual Total Returns
As of 10-31-02
Investor Class
--------------------------------------------
   1-year                             1.99%
   3-year                             3.29%
   5-year                             3.56%
   Since Fund Inception               4.00%
   (11-30-95)

Advisor Class/1/
--------------------------------------------
   1-year                             1.57%
   3-year                             2.82%
   5-year                             3.07%
   Since Fund Inception               3.50%
   (11-30-95)

Institutional Class/2/
--------------------------------------------
   1-year                             2.13%
   3-year                             3.47%
   5-year                             3.67%
   Since Fund Inception               4.08%
   (11-30-95)

Portfolio Statistics
As of 10-31-02

Investor Class
--------------------------------------------
   30-day
   annualized yield/3/                2.77%

Advisor Class
--------------------------------------------
   30-day
--------------------------------------------
   annualized yield/3/                2.34%

Institutional Class
--------------------------------------------
   30-day

   annualized yield/3/                3.12%
--------------------------------------------
Average effective maturity/4/    0.7 years
Average quality rating/5/                A

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at market value through information obtained by a commercial pricing service. Please consider this before investing.

     From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 10-2-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/2/ The performance of the Institutional Class shares prior to 7-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-02.

/4/ The Fund's average effective maturity includes the effect of futures and when-issued securities.

/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.

* The Lehman Brothers Municipal 1 Year Bond Index is an unmanaged index generally representative of one-year, tax-exempt bonds. The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Heritage Money Fund
================================================================================

Effective March 8, 2002, the initial investment minimum for the Institutional Class of the Fund was reduced to $250,000.

Your Fund's Approach

The Strong Heritage Money Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions. The Fund seeks to increase its yield by keeping its operating expenses very low; therefore, it requires investors to maintain balances of $25,000 or more.


                          3-Month Treasury Bill Yields*
                                 As of 10-31-02

                              [CHART APPEARS HERE]

Apr 01                      3.852%
Jun 01                      3.656%
Aug 01                      3.367%
Oct 01                      2.012%
Dec 01                      1.725%
Feb 02                      1.757%
Apr 02                      1.767%
Jun 02                      1.685%
Aug 02                      1.675%
Oct 02                      1.450%

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The yield of the Strong Heritage Money Fund fell over the past 12 months in response to declining short-term interest rates. Most of the decline took place during the first three months of the reporting period (November 2001-January
2002). After that time, the Fund's yield stayed within a fairly narrow range.

Short-term rates declined sharply

The primary factor affecting the Fund's performance was the dramatic fall in interest rates. In response to the terrorist attacks on September 11, 2001, and the resulting economic dislocations, the Federal Reserve Open Market Committee cut its overnight Federal Funds target rate by 0.75%. Yields on money market instruments, such as commercial paper, Certificates of Deposit, and Treasury bills, dropped in line with this official rate.

Although the Fed remained on the sidelines through the first ten months of 2002, interest rates determined by market forces moved steadily lower. The primary causes for the drop in market rates were sluggish economic growth, very low inflation, and a "flight to safety." This third factor reflects investors' impulse to reallocate assets out of plunging equities and into bonds. Other factors increasing the perceived attractiveness of short-term, fixed income investments -- and helping to drive their yields lower -- were the threat of terrorist attacks and the looming question of war in the Middle East.

Our approach to the market

The Fund pursued 3 primary strategies over the past 12 months. First, we kept the Fund's average maturity longer than our benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index, for most of the period, allowing us to "lock in" as much yield as possible in a falling rate environment.

In our second strategy, we shifted the Fund between a "barbell" posture (combining very short-maturity instruments with 6- to 12-month issues) and a more "laddered" structure, in which maturities all across the money market spectrum were represented. We generally favored the laddered structure when the money market yield curve was relatively steep -- that is, the difference between the yields on the shortest maturity issues and those on longer securities was relatively wide. The barbell strategy was particularly helpful late in the reporting period, as the money market yield curve first flattened, meaning there was relatively little gap in money market yields, and then inverted, at which point longer-maturity money market securities actually paid lower yields than those available from very short-term issues.

The third strategy driving our performance was sector allocation, which played a major role in shaping our investments. We maintained a heavy commitment to the asset-backed commercial paper sector through most of the first nine months of the fiscal year (through the end of July). In August and September, we significantly reduced this position as we determined that they offered a less attractive balance between yield and quality than they had previously. To balance this reduced allocation, we increased the Fund's allocation to repurchase agreements backed by government securities (also known as repos). These securities offered attractive yield combined with excellent credit quality.

Our outlook

After the Federal Reserve's 50-basis-point rate cut in early November, short-term interest rates are as low as they've been in a generation. Although further modest reductions are possible, we believe that improving economic conditions should limit the need for additional Fed rate cuts in the coming months. We believe the pace of recovery--held back by geopolitical risks, accounting concerns, and the need to undo the excesses of the late 1990s--should accelerate somewhat in 2003.

We anticipate stronger growth will eventually require the Fed to switch course and raise short-term rates, but it appears that reversal is likely many months away. In the meantime, investors can expect to see continued low yields from money fund investments.

We thank you for your investment in the Strong Heritage Money Fund.

Jay N. Mueller
Portfolio Manager

Average Annual Total Returns
As of 10-31-02

Investor Class
----------------------------------------------------
     1-year                                    1.69%

     3-year                                    4.14%

     5-year                                    4.57%

     Since Fund Inception                      4.96%
     (6-29-95)

Advisor Class/2/
----------------------------------------------------

     1-year                                    1.66%

     3-year                                    4.11%

     5-year                                    4.53%

     Since Fund Inception                      4.92%
     (6-29-95)

Institutional Class/3/
----------------------------------------------------

     1-year                                    1.91%

     3-year                                    4.34%

     5-year                                    4.68%

     Since Fund Inception                      5.04%
     (6-29-95)

Portfolio Statistics
As of 10-31-02

Investor Class/4/
----------------------------------------------------

     7-day current yield                       1.51%

     7-day effective yield                     1.52%

Advisor Class/4/
----------------------------------------------------

     7-day current yield                       1.42%

     7-day effective yield                     1.43%

Institutional Class/4/
----------------------------------------------------

     7-day current yield                       1.75%

     7-day effective yield                     1.76%

Average effective maturity                   55 days


Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ The performance of the Advisor Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.

/3/ The performance of the Institutional Class shares prior to 3-31-00 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.

/4/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-02. Effective yields reflect the compounding of income. For Investor Class shares, the advisor has temporarily absorbed 0.20% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.31%, and its effective yield would have been 1.32%. For Advisor Class shares, the advisor has temporarily absorbed 0.06% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.36%, and its effective yield would have been 1.37%. For Institutional Class shares, the advisor has temporarily absorbed 0.04% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.71%, and its effective yield would have been 1.72%.

*    Mean of 3-Month Treasury Bill Yields.

Strong Money Market Fund
================================================================================

Your Fund's Approach

The Strong Money Market Fund seeks current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ The Fund invests in a portfolio of high-quality, short-term debt securities issued by corporations, banks, and other financial institutions.

                          3-Month Treasury Bill Yields*
                                 As of 10-31-02

                              [CHART APPEARS HERE]

Apr 01        3.852%
Jun 01        3.656%
Aug 01        3.367%
Oct 01        2.012%
Dec 01        1.725%
Feb 02        1.757%
Apr 02        1.767%
Jun 02        1.685%
Aug 02        1.675%
Oct 02        1.450%

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The yield of the Strong Money Market Fund fell over the past 12 months in response to declining short-term interest rates. Most of the decline took place during the first three months of the reporting period (November 2001-January
2002). After that time, the Fund's yield stayed within a fairly narrow range.

Short-term rates declined sharply

The primary factor affecting the Fund's performance was the dramatic fall in interest rates. In response to the terrorist attacks on September 11, 2001, and the resulting economic dislocations, the Federal Reserve Open Market Committee cut its overnight Federal Funds target rate by 75 basis points (three-fourths of a percentage point). Yields on money market instruments, such as commercial paper, Certificates of Deposit, and Treasury bills, dropped in line with this official rate.

Although the Fed remained on the sidelines through the first ten months of 2002, interest rates determined by market forces moved steadily lower. The primary causes for the drop in market rates were sluggish economic growth, very low inflation, and a "flight to safety." This third factor reflects investors' impulse to reallocate assets out of plunging equities and into bonds. Other factors increasing the perceived attractiveness of short-term, fixed income investments -- and helping to drive their yields lower -- were the threat of terrorist attacks and the looming question of war in the Middle East.

Our approach to the market

The Fund pursued 3 primary strategies over the past 12 months. First, we kept the Fund's average maturity longer than our benchmark, the Salomon Smith Barney 3-Month Treasury Bill Index, for most of the period, allowing us to "lock in" as much yield as possible in a falling rate environment.

In our second strategy, we shifted the Fund between a "barbell" posture (combining very short-maturity instruments with 6- to 12-month issues) and a more "laddered" structure, in which maturities all across the money market spectrum were represented. We generally favored the laddered structure when the money market yield curve was relatively steep -- that is, the difference between the yields on the shortest maturity issues and those on longer securities was relatively wide.

The barbell strategy was particularly helpful late in the reporting period, as the money market yield curve first flattened, meaning there was relatively little gap in money market yields, and then inverted, at which point longer-maturity money market securities actually paid lower yields than those available from very short-term issues.

The third strategy driving our performance was sector allocation, which played a major role in shaping our investments. We maintained a heavy commitment to the asset-backed commercial paper sector through most of the first nine months of the fiscal year (through the end of July). In August and September, we significantly reduced this position as we determined that they offered a less attractive balance between yield and quality than they had previously. To balance this reduced allocation, we increased the Fund's allocation to repurchase agreements backed by government securities (also known as repos). These securities offered attractive yield combined with excellent credit quality.

Our outlook

After the Federal Reserve's 50-basis-point rate cut in early November, short-term interest rates are as low as they've been in a generation. Although further modest reductions are possible, we believe that improving economic conditions should limit the need for additional Fed rate cuts in the coming months. We believe the pace of recovery -- held back by geopolitical risks, accounting concerns, and the need to undo the excesses of the late 1990s -- should accelerate somewhat in 2003.

We anticipate stronger growth will eventually require the Fed to switch course and raise short-term rates, but it appears that reversal is likely many months away. In the meantime, investors can expect to see continued low yields from money fund investments.

We thank you for your investment in the Strong Money Market Fund.


Jay N. Mueller
Portfolio Manager



Average Annual Total Returns
As of 10-31-02

--------------------------------------------
          1-year                       1.44%

          5-year                       4.32%

          10-year                      4.50%

          Since Fund Inception         5.48%
          (10-22-85)



Yield Summary/2/
As of 10-31-02

--------------------------------------------
          7-day current yield          1.25%

          7-day effective yield        1.26%

Average effective maturity           68 days


     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-02. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.34% in expenses for the Fund. Otherwise, the Fund's current yield would have been 0.91%, and its effective yield would have been 0.91%.

*    Mean of 3-Month Treasury Bill Yields.

Strong Municipal Money Market Fund
================================================================================

Your Fund's Approach

The Strong Municipal Money Market Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide attractive yields and a stable share price of $1.00./1/ Under normal conditions, the Fund invests at least 80% of its net assets in municipal securities. It invests in a portfolio of high-quality, short-term debt securities primarily issued by states and their political subdivisions, such as municipalities. The Fund invests in municipal bonds whose interest may be subject to the federal Alternative Minimum Tax (AMT).


                            EQUIVALENT TAXABLE YIELDS
                                 As of 10-31-02

                                                                Your tax-exempt
                                                               effective yield of
                                             Marginal         1.66% is equivalent
Joint return            Single return        tax rate        to a taxable yield of:
-----------------------------------------------------------------------------------
$46,701-112,850         $27,951-67,700        27.0%                  2.27%
$112,851-171,950        $67,701-141,250       30.0%                  2.37%
$171,951-307,050        $141,251-307,050      35.0%                  2.55%
Over $307,050           Over $307,050         38.6%                  2.70%

The chart reflects 2002 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $137,300 should consult their tax advisor to determine their actual 2002 marginal tax rate. The Fund's income may be subject to state and local taxes and, depending on your tax status, the Alternative Minimum Tax.

The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period of rapidly falling short-term interest rates, the Fund continued to perform well throughout the one-year period ended October 31, 2002. Falling interest rates resulted in a gradual decline in our yield during the year, but the Fund's performance relative to other tax-exempt money market funds remained very strong.

Municipal money yields competitive with taxable rates

The Federal Reserve brought the Federal Funds target rate down to 1.75% early in the reporting period, leaving it there through the end of October. This reflected a dramatic drop from its 6.5% level at the end of 2000. As might be expected, these moves brought municipal money market rates down to unprecedented low levels during 2002.

As the year progressed, hopes for a quick economic rebound dimmed, and market consensus shifted to expectations of further rate cuts from the Fed, pushing taxable money market yields lower. The increase in available municipal supply at a time when taxable money market rates were dropping caused municipal money market yields to rise to levels that were close to, or even as high as, those available on taxable securities. At times, tax-exempt yields actually exceeded those of taxable money market securities.

We do not expect this unusual situation to continue indefinitely. Crossover buyers -- that is, participants who usually buy taxable securities but venture into municipals when it is attractive to do so -- have been actively buying municipal money market securities throughout the later part of this reporting period. By increasing demand for municipal securities, we believe over time these crossover buyers will bring down yields in the short-term municipal market, until a more normal relationship between taxable and tax-exempt money market yields exists again.

Investing in a low-rate environment

Over the period, we continued to see the usual peaks and valleys in our yield that we expect due to certain seasonal factors, such as the April tax-paying deadline and the end of the calendar year, or due to the ebb and flow of available bonds to buy and sell. During the second half of the one-year period, we saw a significant increase in the amount of municipal bond issuance, as many states found themselves facing budget and cash shortfalls.

Our objective is to invest your money in securities that, in our assessment, represent the best relative value in the market at any given time. A key part of selecting securities that offer the best relative value is determining how a security will perform over time compared with available alternatives. Over the past year, we heavily weighted the Fund in variable-rate municipal securities. This strategy proved to be effective, even in an environment in which rates fell overall.

The yield curve within the money market fund range (between 1 and 397 days) was flat for much of the year. This means that bonds at the longer end of this range offered little to no yield advantage over shorter-maturity issues. At several points during the year, the curve was actually inverted, meaning shorter issues paid more yield than longer money market securities. The large amount of new issuance of variable-rate municipal bonds kept the yields on these securities relatively high, and was largely responsible for the curve's inversion. While variable-rate demand notes typically make up the majority of a municipal money market fund's holdings, we continuously monitor all our holdings and are eager to replace bonds when opportunities to upgrade arise.

Positioning for the market ahead

At this point, inflation does not appear to be a major concern; in fact, many are questioning whether the U.S. economy is entering a deflationary environment. With consumers facing concerns about job cutbacks, national security, and the threat of war with Iraq, it is not surprising that consumer confidence is waning. The Fed has, however, shown its willingness to act aggressively in an effort to keep the economy moving.

The short-term economic picture is uncertain, making it very difficult to predict how long municipal money market yields will remain low. The timing of an economic recovery may be unclear -- but economic cycles continue to function, and we believe it is inevitable that at some point rates will begin to rise again. When that happens, we intend to be poised to quickly take advantage of higher-yielding securities.

Thank you for your investment in the Strong Municipal Money Market Fund.

John C. Bonnell
Portfolio Manager


Average Annual Total Returns
As of 10-31-02

---------------------------------------------------
          1-year                              1.42%

          5-year                              3.14%

          10-year                             3.23%

          Since Fund Inception                3.94%
          (10-23-86)


Yield Summary/2/
As of 10-31-02

---------------------------------------------------
          7-day current yield                 1.65%

          7-day effective yield               1.66%

          Average effective maturity        31 days


Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-02. Effective yields reflect the compounding of income.

Strong Tax-Free Money Fund
================================================================================

Your Fund's Approach

The Strong Tax-Free Money Fund seeks federal tax-exempt current income, a stable share price, and daily liquidity. The Fund is managed to provide a stable share price of $1.00./1/ The Fund invests, under normal market conditions, at least 80% of its net assets in short-term, high-quality municipal obligations whose interest is exempt from federal income tax, including the federal Alternative Minimum Tax (AMT). Although under normal conditions, the Fund expects to invest substantially all of its assets in obligations that are exempt from federal income tax, including the AMT, the Fund may invest up to 20% of its assets in taxable securities of comparable quality to its investments in municipal obligations, including U.S. government securities, bank and corporate obligations, and short-term, fixed securities. The Fund may also invest any amount in cash or taxable cash equivalents to the extent the manager cannot obtain suitable obligations that are exempt from federal income tax, including the AMT. To the extent the Fund holds taxable securities or securities subject to the AMT, some income the Fund pays may be taxable. In addition, income from the Fund may be subject to state and local taxes.


                           EQUIVALENT TAXABLE YIELDS*
                                 As of 10-31-02

                                                                     Your tax-exempt
                                                                   effective yield of
                                                 Marginal          1.84% is equivalent
Joint return            Single return            tax rate         to a taxable yield of:
----------------------------------------------------------------------------------------
 $46,701-112,850        $27,951-67,700             27.0%                  2.52%
$112,851-171,950       $67,701-141,250             30.0%                  2.63%
$171,951-307,050      $141,251-307,050             35.0%                  2.83%
   Over $307,050         Over $307,050             38.6%                  3.00%

* The chart reflects 2002 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $137,300 should consult their tax advisor to determine their actual 2002 marginal tax rate.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

In a period of rapidly falling short-term interest rates, the Fund continued to perform well throughout the one-year period ended October 31, 2002. Falling interest rates resulted in a gradual decline in our yield during the year, but the Fund's performance relative to other tax-exempt money market funds remained very strong.

Municipal money yields competitive with taxable rates

The Federal Reserve brought the Federal Funds target rate down to 1.75% early in the reporting period, leaving it there through the end of October. This reflected a dramatic drop from its 6.5% level at the end of 2000. As might be expected, these moves brought municipal money market rates down to unprecedented low levels during 2002.

As the year progressed, hopes for a quick economic rebound dimmed, and market consensus shifted to expectations of further rate cuts from the Fed, pushing taxable money market yields lower. The increase in available municipal supply at a time when taxable money market rates were dropping caused municipal money market yields to rise to levels that were close to, or even as high as, those available on taxable securities. At times, tax-exempt yields actually exceeded those of taxable money market securities.

We do not expect this unusual situation to continue indefinitely. Crossover buyers -- that is, participants who usually buy taxable securities but venture into municipals when it is attractive to do so -- have been actively buying municipal money market securities throughout the later part of this reporting period. By increasing demand for municipal securities, over time we believe these crossover buyers will bring down yields in the short-term municipal market, until a more normal relationship between taxable and tax-exempt money market yields exists again.

Investing in a low-rate environment

Over the period, we continued to see the usual peaks and valleys in our yield that we expect due to certain seasonal factors, such as the April tax-paying deadline and the end of the calendar year, or due to the ebb and flow of available bonds to buy and sell. During the second half of the one-year period, we saw a significant increase in the amount of municipal bond issuance, as many states found themselves facing budget and cash shortfalls.

Our objective is to invest your money in securities that, in our assessment, represent the best relative value in the market at any given time. A key part of selecting securities that offer the best relative value is determining how a security will perform over time compared with available alternatives. Over the past year, we heavily weighted the Fund in variable-rate municipal securities. This strategy proved to be effective, even in an environment in which rates fell overall.

The yield curve within the money market fund range (between 1 and 397 days) was flat for much of the year. This means that bonds at the longer end of this range offered little to no yield advantage over shorter-maturity issues. At several points during the year, the curve was actually inverted, meaning shorter issues paid more yield than longer money market securities. The large amount of new issuance of variable-rate municipal bonds kept the yields on these securities relatively high, and was largely responsible for the curve's inversion. While variable-rate demand notes typically make up the majority of a municipal money market fund's holdings, we continuously monitor all our holdings and are eager to replace bonds when opportunities to upgrade arise.

Positioning for the market ahead

At this point, inflation does not appear to be a major concern; in fact, many are questioning whether the U.S. economy is entering a deflationary environment. With consumers facing concerns about job cutbacks, national security, and the threat of war with Iraq, it is not surprising that consumer confidence is waning. The Fed has, however, shown its willingness to act aggressively in an effort to keep the economy moving.

The short-term economic picture is uncertain, making it very difficult to predict how long municipal money market yields will remain low. The timing of an economic recovery may be unclear -- but economic cycles continue to function, and we believe it is inevitable that at some point, rates will begin to rise again. When that happens, we will be poised to quickly take advantage of higher-yielding securities.

Thank you for your investment in the Strong Tax-Free Money Fund.

John C. Bonnell
Portfolio Manager

Average Annual Total Returns

As of 10-31-02
---------------------------------------------

          1-year                        1.43%

          Since Fund Inception          2.22%
          (12-15-00)


Yield Summary/2/

As of 10-31-02
---------------------------------------------

          7-day current yield           1.83%

          7-day effective yield         1.84%

Average effective maturity            17 days

     Performance is historical and does not represent future results. Investment returns vary. From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher yields and returns.

/1/ An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund's income may be subject to state and local taxes.

/2/ Yields are historical and do not represent future results. Yields fluctuate. Yields are annualized for the 7-day period ended 10-31-02. Effective yields reflect the compounding of income. The Fund's advisor temporarily absorbed 0.29% in expenses for the Fund. Otherwise, the Fund's current yield would have been 1.54%, and its effective yield would have been 1.55%.

Bond Glossary
================================================================================


Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poor's (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered high-yield or "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Average Effective Maturity--This is calculated in nearly the same manner as average maturity. However, for the purpose of calculating average "effective maturity," a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate the average effective maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest-rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the periodic interest payments made by most bonds and early redemption rights. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest-rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non-government issues relative to Treasury bonds. Higher Treasury spreads occur in uncertain times, when investors buy Treasury bonds for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.


SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2002
--------------------------------------------------------------------------------

                       STRONG ULTRA SHORT-TERM INCOME FUND

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 16.5%
Albecca, Inc. Senior Subordinated Notes,
  10.75%, Due 8/15/08                              $16,608,000       $18,185,760
Allfirst Preferred Capital Trust Subordinated
  Floating Rate Capital Trust Enhanced
  Securities, 3.275%, Due 7/15/29                    5,000,000         4,741,570
Allied Waste Industries, Inc. Floating Rate
  Term Loan, Tranche A, 4.30%, Due 7/21/05           5,129,748         4,847,612
Allied Waste North America, Inc. Senior
  Notes, 7.375%, Due 1/01/04                         7,000,000         7,000,000
Bausch & Lomb, Inc.Variable Rate Notes,
  6.375%, Due 8/01/13 (Remarketing
  Date 8/01/03)                                      1,100,000         1,098,070
Bear Stearns Companies, Inc. Floating Rate
  Notes, 2.3906%, Due 9/27/07                       20,000,000        19,823,920
Central Fidelity Capital Trust I Floating
  Rate Notes, Series A, 2.775%, Due 4/15/27          7,500,000         6,916,605
Commonwealth Bank of Australia
  Subordinated Yankee Floating Rate Notes,
  Series B, 2.4313%, Due 6/01/10                     7,000,000         7,016,331
Walt Disney Company Notes,
  7.30%, Due 2/08/05                                 2,500,000         2,713,302
First Maryland Capital I Variable Rate
  Subordinated Capital Income Securities,
  2.775%, Due 1/15/27                               19,500,000        17,776,298
Ford Motor Credit Company Floating
  Rate Notes:
  2.0194%, Due 3/13/07                              17,250,000        14,225,126
  3.7138%, Due 10/25/04                              5,000,000         4,586,810
General Electric Capital Corporation
  Medium-Term Notes:
  Series A, 5.375%, Due 3/15/07                     25,000,000        26,549,775
  Tranche #551, 6.00%, Due 6/15/12                  15,000,000        15,963,330
General Motors Acceptance Corporation
  Notes, 6.75%, Due 1/15/06                         14,000,000        13,878,522
HCA, Inc. Notes:
  7.125%, Due 6/01/06                                5,000,000         5,259,110
  7.15%, Due 3/30/04                                 4,500,000         4,670,051
HSB Capital I Floating Rate Securities,
  Series B, 2.685%, Due 7/15/27                      9,000,000         8,437,437
Huntington Capital I Variable Rate Capital
  Income Securities, 2.4775%, Due 2/01/27            2,000,000         1,694,650
ITT Corporation Notes,
  6.75%, Due 11/15/03                                6,765,000         6,775,465
International Game Technology Senior
  Notes, 7.875%, Due 5/15/04                         6,985,000         7,299,325
Lilly Del Mar, Inc. Floating Rate Capital
  Securities, 3.0125%, Due 8/05/29 (b)              24,500,000        24,409,326
MGM Mirage, Inc. Senior Notes,
  6.95%, Due 2/01/05                                18,750,000        19,134,206
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                                3,000,000         3,013,719
Meridian Funding Company Medium-Term
  Floating Rate Notes, 2.37%,
  Due 7/26/10 (b)                                   10,000,000        10,062,270
Morgan Guaranty Trust Company Floating
  Rate Notes, Series C, 4.29%, Due 7/27/05
  (Acquired 8/02/00; Cost $18,500,000) (i)          18,500,000         1,850,000
Morgan Stanley, Dean Witter & Company
  Notes, 5.80%, Due 4/01/07                         18,000,000        19,305,540
NTC Capital I Floating Rate Notes,
  2.295%, Due 1/15/27                                  820,000           724,913
NTC Capital Trust II Floating Rate Capital
  Securities, 2.365%, Due 4/15/27                   12,305,000        10,998,369
NWA Trust Structured Enhanced Return
  Trusts 1998 Floating Rate Notes,
  2.675%, Due 4/15/11 (Acquired 4/06/98;
  Cost $2,540,000) (b) (i) (j)                       2,500,000           850,000
News America Holdings, Inc. Senior
  Notes, 8.50%, Due 2/15/05                          6,000,000         6,346,662
Raytheon Company Notes,
  5.70%, Due 11/01/03                                9,475,000         9,673,501
Safeway, Inc. Notes, 7.25%, Due 9/15/04              3,000,000         3,243,723
Spintab AB Floating Rate Subordinated
  Yankee Notes, 2.4019%, Due 12/29/49 (b)           50,000,000        50,008,150
Star Capital Trust I Floating Rate Securities,
  2.5913%, Due 6/15/27                               5,000,000         4,528,710
SunTrust Capital III Floating Rate Notes,
  2.4763%, Due 3/15/28                               4,500,000         3,939,035
Union Bank of Norway Floating Rate
  Subordinated Medium-Term Yankee Bonds:
  2.19%, Due 4/24/08                                20,000,000        19,990,000
  7.35%, Due 12/29/49 (Rate Reset Effective
  7/09/03) (b)                                      19,000,000        19,503,404
White Mountains Insurance Group Floating
  Rate Term Loan, 3.9388%, Due 3/31/07               5,125,000         5,086,562
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $433,732,338)                            412,127,159
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 40.5%
AAMES Mortgage Trust Interest Only
  Mortgage Pass-Thru Certificates:
  Series 2001-1, Class A-IO,
  6.00%, Due 3/25/04                                13,100,000           708,219
  Series 2001-2, Class A-IO,
  6.00%, Due 6/25/04                                14,437,500           924,902
  Series 2001-3, Class A-IO,
  6.00%, Due 9/25/04                                10,724,721           811,057
ABN AMRO Mortgage Corporation
  Mortgage Pass-Thru Certificates,
  Series 1998-3, Class A-5,
  6.75%, Due 9/25/28                                   800,062           802,098
AFC Mortgage Loan Trust Variable Rate
  Asset-Backed Certificates, Series 1994-1,
  Class 2A-1, 5.82%, Due 6/25/25                        31,421            31,401
Airplanes Pass-Thru Trust Floating Rate
  Subordinated Refinancing Certificates,
  Series 1R, Class B, 2.5525%, Due 3/15/19
  (Acquired 3/09/98; Cost $22,074,578) (i)          22,215,377         9,605,889
American Housing Trust Mortgage
  Pass-Thru Certificates, Series IX, Class G,
  8.75%, Due 6/25/21                                 4,577,709         4,768,714
Amortizing Residential Collateral Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-BC5, Class A-IO,
  6.00%, Due 1/25/04                                32,000,000         1,680,000
Asset Backed Securities Corporation Bank
  One Variable Rate Mortgage-Backed
  Pass-Thru Certificates, Series 2000-2,
  Class 2A, 5.763%, Due 3/15/30                      2,266,283         2,325,104
Asset Securitization Corporation
  Commercial Mortgage Pass-Thru
  Certificates:
  Series 1995-D1, Class A1,
  7.59%, Due 7/11/27                                 5,852,132         6,405,502
  Series 1996-MD6, Class A-1B,
  6.88%, Due 11/13/29                               23,637,000        24,799,832


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                    Shares or
                                                    Principal           Value
                                                     Amount           (Note 2)
--------------------------------------------------------------------------------
Bank of America Commercial Mortgage, Inc.
  Interest Only Asset-Backed Certificates,
  Series 2001-PB1, Class XP,
  1.773%,Due 5/11/35 (b)                           $37,285,294       $ 3,894,557
Bank of America Mortgage Securities, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 2000-A, Class A-1,
  6.9319%, Due 1/25/31                              14,129,094        14,352,681
  Series 2001-G, Class A-2,
  5.5880%, Due 11/25/31                             19,427,877        19,962,362
  Series 2002-E, Class A-1,
  7.0455%, Due 6/20/31                              23,903,646        24,613,286
Bayview Financial Acquisition Trust
  Asset-Backed Interest Only Certificates,
  Series 2001-D, Class A-IO,
  12.00%, Due 5/25/04 (b)                           38,753,500         3,984,344
Bear Stearns Commercial Mortgage
  Securities, Inc. Floating Rate
  Commercial Mortgage Pass-Thru
  Certificates, Series 1999-WYN1, Class B,
  3.0475%, Due 7/03/09 (b)                          17,760,000        17,746,126
CMC Securities Corporation III
  Collateralized Mortgage Obligations,
  Series 1998-2, Class A-13,
  6.75%, Due 11/25/28                                5,685,784         5,697,298
COMM Floating Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 2000-FL2A, Class C,
  2.4525%, Due 4/15/11 (b)                          16,425,000        16,370,247
  Series 2000-FL3A, Class KHS,
  3.2525%, Due 11/15/12 (Acquired 3/12/01;
  Cost $2,717,481) (b) (i)                           2,717,481         2,700,709
  Series 2000-FL3A, Class LHS,
  3.4025%, Due 11/15/12 (Acquired 3/12/01;
  Cost $10,409,634) (b) (i)                         10,432,455        10,343,616
Cendant Mortgage Corporation/Bishops Gate
  Residential Mortgage Trust Mortgage
  Pass-Thru Certificates, Series 2001-1,
  Class A-2, 7.00%, Due 6/18/24 (b)                    571,209           571,209
Centex Home Mortgage LLC Variable Rate
  Certificates, Series 1999-1,
  3.72%, Due 9/20/04 (b)                            12,000,000        11,996,250
Chase Mortgage Finance Corporation
  Variable Rate Mortgage Pass-Thru
  Certificates:
  Series 1993-3, Class B6,
  6.8949%, Due 10/30/24 (Acquired 5/20/99;
  Cost $146,671) (b) (i)                               146,306           146,306
  Series 1993-3, Class B7,
  6.8949%, Due 10/30/24 (Acquired 5/20/99;
  Cost $629,264) (b) (i)                               627,694           627,694
Citibank Credit Card Issuance Trust Floating
  Rate Notes:
  Series 2000-C2, Class C2,
  2.425%,Due 10/15/07                               14,000,000        13,873,678
  Series 2001-C1, Class C1,
  2.855%,Due 1/15/10                                 8,500,000         8,447,130
Citicorp Mortgage Securities, Inc. Real Estate
  Mortgage Investment Conduit Variable Rate
  Pass-Thru Certificates:
  Series 1992-7, Class A-1,
  5.063%, Due 3/25/22                                1,316,947         1,359,357
  Series 1992-17, Class A,
  5.295%, Due 9/25/22                                3,358,786         3,455,498
Clydesdale CBO I, Ltd./Clydesdale CBO I,
  Inc. Senior Secured Floating Rate Bonds,
  Series 1A, Class A1, 2.5463%, Due 3/25/11 (b)      4,077,184         4,077,184
Collateralized Mortgage Obligation Trust
  Bonds, Series 66, Class Z,
  8.00%, Due 9/20/21                                 2,080,702         2,086,803
Commercial Mortgage Acceptance
  Corporation Commercial Mortgage
  Pass-Thru Certificates, Series 1997-ML1,
  Class A-1, 6.50%, Due 12/15/30                     8,531,911         8,945,553
Commercial Mortgage Acceptance
  Corporation Variable Rate Commercial
  Mortgage Pass-Thru Certificates,
  Series 1996-C2, Class C,
  6.6856%, Due 9/15/23 (b)                           1,298,875         1,299,687
Commercial Resecuritization Trust
  Floating Rate Bonds, Series 2001-ABC2,
  Class A2, 2.97%, Due 2/21/13 (Acquired
  2/23/01 and 4/02/02; Cost $36,959,375) (b) (i)    37,000,000        36,994,221
Conseco Finance Home Equity Loan Trust
  Interest Only Floating Rate Certificates,
  Series 2001-C, Class A-IO,
  10.75%, Due 2/15/04                               55,000,000         5,259,375
Conseco Finance Securitizations Corporation
  Senior Subordinated Pass-Thru Certificates,
  Series 2000-1, Class A-4,
  7.62%, Due 5/01/31                                10,000,000        10,478,094
ContiSecurities Residual Corporation
  ContiMortgage Net Interest Margin Notes,
  Series 1997-A, 7.23%, Due 7/16/28
  (Acquired 9/18/97; Cost $4,521,743) (i)            4,501,160            21,110
Countrywide Alternative Loan Trust
  Mortgage Pass-Thru Certificates,
  Series 2002-14, Class A6,
  6.50%, Due 8/25/32                                29,527,929        30,233,832
Countrywide Home Loans, Inc. Mortgage
  Pass-Thru Trusts, Series 1998-18,
  Class II-A-1, 6.75%, Due 11/25/28                  4,700,289         4,705,952
Countrywide, Inc. Asset-Backed Certificates,
  Series 2002-S3, Class A-1,
  2.00%, Due 6/25/17                                 2,162,566         2,161,891
Credit-Based Asset Servicing and
  Securitization Trust Mortgage Loan-Backed
  Interest Only Certificates, Series 2001-CB4,
  Class IA-IO, 5.00%, Due 11/25/33                  44,519,919             7,123
Credit Suisse First Boston Mortgage
  Securities Corporation IndyMac
  Manufactured Housing Pass-Thru
  Certificates, Series 1998-1, Class A-3,
  6.37%, Due 9/25/28                                 6,757,697         6,905,504
Credit Suisse First Boston Mortgage
  Securities Corporation Interest Only
  Certificates, Series 2001-CKN5, Class ACP,
  1.9364%, Due 9/15/34 (b)                          90,200,000         9,316,127
DLJ Commercial Mortgage Corporation
  Floating Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1998-ST2A, Class A2,
  2.65%, Due 11/05/08 (b)                            2,240,024         2,239,675
  Series 1998-ST2A, Class A3,
  2.85%, Due 11/05/08 (b)                            9,339,156         9,245,764
  Series 2000-STF1,Class A-3,
  2.56%, Due 7/05/12 (b)                             9,397,079         9,389,740
DLJ Mortgage Acceptance Corporation
  Mortgage Pass-Thru Certificates,
  Series 1995-CF2, Class A1B,
  6.85%, Due 12/17/27 (b)                           11,161,032        11,279,618

--------------------------------------------------------------------------------

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
DLJ Mortgage Acceptance Corporation Variable
  Rate Mortgage Pass-Thru Certificates:
  Series 1990-2, Class A,
  5.1241%, Due 1/25/22                              $  1,782,224    $ 1,781,003
  Series 1991-3, Class A1,
  4.8741%, Due 2/20/21                                   386,817        402,229
Delta Funding Corporation Home Equity Loan Trust
  Asset-Backed Certificates,
  Series 2001-1, Class IO,
  7.00%, Due 5/15/04                                  32,850,000      2,222,509
Duke Funding I, Ltd. Floating Rate Bonds,
  Series 1A, Class A,
  2.2425%, Due 11/10/30 (b)                           18,500,000     18,416,173
Eastman Hill Funding 1, Ltd. Interest Only Bonds,
  Series 1A, Class A2,
  0.834%, Due 9/29/31 (b)                            196,750,000      8,352,038
Equipment Pass-Thru Investment Certificates
  Trust Floating Rate Senior Certificates,
  Series 1996-1:
  Class A, 3.913%, Due 9/25/09 (Acquired
  6/14/96; Cost $4,350,000) (b) (i)                    4,350,000      2,175,000
  Class B, 3.5075%, Due 9/25/09 (Acquired
  7/01/96; Cost $4,843,438) (b) (i)                    4,843,438        484,344
  Class C, Zero %, Due 9/25/09 (Acquired
  6/28/96; Cost $1,334,684) (b) (i)                    1,314,960              0
FDIC Real Estate Mortgage Investment Conduit
  Trust Mortgage Pass-Thru Certificates,
  Series 1996-C1, Class 1B,
  7.125%, Due 5/25/26                                  8,454,836      8,650,354
FEP Receivables Participation Funding LP
  Floating Rate Notes, Series 2002-2A,
  Class A, 3.42%, Due 6/18/12 (i)                     16,764,855     16,764,855
First Boston Mortgage Securities
  Corporation Interest Only Mortgage
  Pass-Thru Certificates, Series 1992-4,
  Class A5, 0.625%, Due 10/25/22                         898,519         12,355
First Plus Home Loan Owner Trust
  Asset-Backed Bonds, Series 1998-3,
  Class A7, 6.95%, Due 10/10/22                       10,000,000     10,592,189
Fleet Commercial Loan Master LLC
  Variable Rate Asset-Backed Notes,
  Series 2000-1A, Class B2,
  2.3131%, Due 11/16/07 (b)                            5,000,000      4,956,250
Franchise Finance Corporation of America
  Floating Rate Notes:
  Series 1997-1, Class D2,
  2.93%, Due 2/18/22 (b)                               5,726,000      4,685,247
  Series 1997-1, Class E2,
  3.18%, Due 2/18/22 (b)                               2,290,000      1,997,318
GE Capital Commercial Mortgage
  Corporation Variable Rate Interest Only
  Pass-Thru Certificates:
  Series 2001-1, Class X-2,
  0.9536%, Due 5/15/33 (b)                           140,073,600      6,499,415
  Series 2001-2, Class X-2,
  1.0136%, Due 8/11/33 (b)                           181,365,889     10,371,862
GE Capital Mortgage Services, Inc. Real Estate
  Mortgage Investment Conduit Pass-Thru
  Certificates, Series 1998-13,
  Class A-3, 6.75%, Due 8/25/28                        7,205,675      7,274,453
GMAC Commercial Mortgage Securities, Inc.
  Interest Only Floating Rate Mortgage
  Pass-Thru Certificates, Series 2001-C2,
  Class X-2, 0.6957%, Due 4/15/34 (b)                131,400,000      5,502,375
GMACM Home Equity Loan Trust
  Loan-Backed Interest Only Notes,
  Series 2001-HE4, Class A-IO,
  8.00%, Due 4/25/04                                  61,129,000      6,600,025
GS Mortgage Securities Corporation II
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates, Series 2000-CCT,
  Class C, 2.4025%, Due 12/15/04 (b)                   5,360,000      5,288,091
GSR Mortgage Loan Trust Mortgage
  Loan Pass-Thru Certificates:
  Series 2002-1, Class A-1,
  5.874%, Due 3/25/32                                 12,354,508     12,815,872
  Series 2002-2, Class A1-D,
  6.016%, Due 5/25/32                                 12,500,000     12,968,750
Green Tree Home Improvement Loan
  Trust Home Equity Loan Certificates,
  Series 1998-E:
  Class M-1, 6.93%, Due 7/15/28                       20,000,000     20,600,000
  Class M-2, 7.27%, Due 6/15/28                        6,500,000      6,788,815
Greenwich Capital Acceptance, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 1991-1, Class A,
  4.8412%, Due 2/25/21 (Acquired 4/18/96;
  Cost $1,184,117) (b) (i)                             1,164,048      1,158,227
Greenwich Capital Trust I Variable Rate
  Pass-Thru Certificates, Series 1991-B1,
  Class A, 4.7912%, Due 2/15/21 (Acquired
  3/04/97; Cost $7,871,047) (b) (i)                    7,563,275      7,738,213
Home Savings of America Adjustable
  Rate Mortgage Pass-Thru Certificates,
  Series 14, Class A, 4.2964%, Due 5/25/27               863,000        878,159
Housing Securities, Inc. Variable Rate
  Mortgage Pass-Thru Certificates,
  Series 1992-8, Class E,
  5.948%, Due 6/25/24                                  2,563,780      2,619,932
IndyMac ABS, Inc. Home Equity Loan
  Asset-Backed Interest Only Certificates:
  Series 2000-C, Class AF-IO,
  7.00%, Due 11/25/03                                 17,050,000        926,991
  Series 2001-A, Class AF-6,
  7.00%, Due 2/25/04                                  43,900,000      2,435,078
JP Morgan Chase Commercial Mortgage
  Securities Corporation Interest Only
  Mortgage Pass-Thru Certificates,
  Series 2001-CIB2, Class X2,
  0.9964%, Due 4/15/35 (b)                          248,861,000     12,593,138
Juniper CBO, Ltd./Juniper CBO
  Corporation Floating Rate Notes,
  Series 2000-1, Class A-1L,
  2.12%, Due 4/15/10 (b)                               3,858,447      3,845,786
Long Beach Mortgage Loan Trust Variable
  Rate Interest Only Asset-Backed Certificates:
  Series 2000-1, Class S,
  2.50%, Due 3/21/04                                  72,546,600      1,609,628
  Series 2001-2, Class S-2,
  3.50%, Due 1/25/04                                  46,876,000      1,468,537
  Series 2001-3, Class S-2,
  3.50%, Due 3/25/04                                  31,766,000      1,156,483

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                     Shares or
                                                     Principal         Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Mall of America Capital Company LLC Floating Rate
  Mortgage Pass-Thru Certificates,
  Series 2001-1, Class C,
  2.60%, Due 3/12/10 (b)                            $ 6,000,000     $ 5,981,546
Merrill Lynch Credit Corporation Floating Rate
  Mortgage Loan Asset-Backed Pass-Thru
  Certificates, Series 1996-C,
  Class B, 3.0525%, Due 9/15/21
  (Acquired 5/09/97; Cost $2,816,542) (b) (i)         3,233,443       2,650,421
Merrill Lynch Credit Corporation Senior
  Subordinated Variable Rate Mortgage
  Pass-Thru Certificates, Series 1995-A,
  Class A-5, 4.7185%, Due 6/15/20 (i)                 5,237,027       5,300,092
Merrill Lynch Credit Corporation
  Subordinated Variable Rate
  Mortgage-Backed Certificates,
  Series 1995-S1, Class A-1,
  2.875%, Due 2/17/24 (Acquired 12/22/97;
  Cost $4,594,227) (b) (i)                            4,815,436       4,636,350
Merrill Lynch Mortgage Investors, Inc.
  Mortgage Pass-Thru Certificates,
  Series 1997-C1, Class A1,
  6.95%, Due 6/18/29                                  5,055,531       5,195,079
Merrill Lynch Mortgage Investors, Inc.
  Senior Subordinated Variable Rate
  Pass-Thru Certificates, Series 1994-A,
  Class M, 2.8025%, Due 2/15/19                      11,000,000      11,124,575
Merrill Lynch Mortgage Investors, Inc.
  Variable Rate Commercial Mortgage
  Pass-Thru Certificates:
  Series 1994-C1 Class E,
  9.3828%, Due 11/25/20 (Acquired 8/07/01;
  Cost $1,429,408) (b) (i)                            1,427,624       1,429,825
  Series 1994-C1, Class F,
  9.3828%, Due 11/25/20 (b)                           6,236,000       6,237,949
  Series 1998-H1, Class C,
  2.32%, Due 4/01/11 (b)                              2,000,000       1,932,500
  Series 1998-H1A, Class A,
  2.07%, Due 4/01/11 (b)                              1,374,888       1,363,717
Money Store Trust Asset-Backed Certificates,
  Series 1997-C, Class AF-7,
  6.575%, Due 1/15/39                                10,252,140      10,754,927
Morgan Stanley Capital I, Inc. Commercial
  Mortgage Pass-Thru Certificates,
  Series 1998-CF1, Class 1,
  6.33%, Due 7/15/32                                 18,573,946      19,535,909
Morgan Stanley Mortgage Trust Variable
  Rate Interest Only Collateralized Mortgage
  Obligation, Series 35, Class 35-2,
  12761.00%, Due 4/20/21 (i)                                713         128,390
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1998-25, Class A7,
  6.45%, Due 12/25/28                                 2,489,148       2,516,018
  Series 1998-33, Class A-4,
  6.25%, Due 1/25/29                                  9,105,180       9,180,981
Oakwood Mortgage Investors, Inc. Pass-Thru
  Certificates Series 1996-C, Class A5,
  7.35%, Due 4/15/27                                  6,755,133       7,086,427
Option One Mortgage Securities Corporation
  Net Interest Margin Trust Bonds,
  Series 1999-2, 9.66%, Due 6/26/29 (b)               1,141,130       1,118,307
PNC Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates:
  Series 1998-9, Class I-A-1,
  6.75%, Due 10/25/28                                 4,804,298       4,820,897
  Series 1998-14, Class I-A-4,
  6.25%, Due 1/25/29                                  9,485,009       9,624,581
  Series 1999-9, Class III-A-1,
  7.22%, Due 10/25/29                                   234,807         234,686
Perpetual Savings Bank Variable Rate Mortgage
  Pass-Thru Certificates, Series 1991-1,
  Class B1, 7.4673%, Due 6/25/19
  (Acquired 9/17/96; Cost $288,529) (b) (i)             285,540         286,611
Principal Residential Mortgage Capital
  Resources Floating Rate Notes:
  Series 2000-1, Class B,
  3.48%, Due 6/20/05 (b)                              7,500,000       7,471,875
  Series 2001-1A, Class B,
  3.40%, Due 3/20/06 (b)                              5,000,000       4,993,750
  Series 2001-2A, Class B,
  3.53%, Due 6/20/06 (b)                             10,000,000       9,937,500
Provident CBO I, Ltd./Provident
  CBO I, Inc. Senior Secured Floating
  Rate Bonds, Series 1A, Class A1,
  2.58%, Due 12/09/10 (b)                             6,198,932       6,198,932
Prudential Home Mortgage Securities
  Company Variable Rate Mortgage
  Pass-Thru Certificates:
  Series 1988-1, Class A,
  5.9495%, Due 4/25/18                                  168,434         168,268
  Series 1995-A, Class 2B,
  8.6456%, Due 3/28/25 (b)                            1,864,257       2,015,145
Resecuritization Mortgage Trust
  Variable Rate Certificates,
  Series 1998-B, Class A,
  2.0606%, Due 4/26/21 (b)                              737,011         729,641
Residential Accredit Loans, Inc.
  Mortgage Pass-Thru Certificates,
  Series 1999-QS5, Class NB-1,
  6.75%, Due 4/25/29                                  4,932,645       4,972,130
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru Certificates:
  Series 2001-RS2, Class A-I-IO,
  3.50%, Due 12/25/03                                23,000,000         668,438
  Series 2001-RS3, Class A-I-IO,
  6.00%, Due 4/25/04                                 47,100,000       3,699,926
  Series 2001-RZ3, Class A-IO,
  8.00%, Due 2/25/04                                 15,000,000       1,146,095
  Series 2002-RS5, Class AIIO,
  4.00%, Due 2/25/05                                 78,689,366       3,003,106
Residential Asset Securities Corporation
  Interest Only Mortgage Pass-Thru Certificates,
  Series 2001-KS3, Class A-IO, 5.00%, Due 3/25/04    81,976,510       3,560,855
Residential Asset Securitization Trust
  Interest Only Mortgage Pass-Thru
  Certificates, Series 2001-A1,
  Class 1-A-IO, 6.00%, Due 2/25/04                   57,000,000       3,402,188

--------------------------------------------------------------------------------
                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                      Shares or
                                                      Principal       Value
                                                        Amount       (Note 2)
--------------------------------------------------------------------------------
Residential Funding Mortgage
  Securities I, Inc. Mortgage
  Pass-Thru Certificates:
  Series 1993-MZ1, Class A-2,
  7.47%, Due 3/02/23                                 $   832,150  $      835,405
  Series 1998-S17, Class A-2,
  6.75%, Due 8/25/28                                     203,824         203,522
  Series 1998-S17, Class A-7,
  6.75%, Due 8/25/28                                     109,954         109,798
  Series 1998-S25, Class A-2,
  6.25%, Due 10/25/13                                 22,498,770      23,110,174
Residential Funding Mortgage
  Securities II, Inc. Interest Only Home
  Equity Loan-Backed Notes:
  Series 2001-HI4, Class A-IO,
  10.00%, Due 3/25/04                                 21,250,000       2,702,734
  Series 2001-HS2, Class A-IO,
  7.25%, Due 12/25/03                                 16,250,000       1,226,388
  Series 2001-HS3, Class A-IO,
  7.25%, Due 5/25/04                                  29,326,930       1,608,400
Ryland Mortgage Securities
  Corporation IV Variable Rate
  Collateralized Mortgage Bonds, Series 2,
  Class 3-A, 12.2087%, Due 6/25/23 (i)                   141,015         140,824
Salomon Brothers Commercial Mortgage
  Trust Interest Only Variable Rate
  Pass-Thru Certificates, Series 2001-C1,
  Class X-2, 0.9962%, Due 12/18/35                   278,469,000      15,402,817
Sears Mortgage Securities Corporation
  Variable Rate Pass-Thru Certificates (i):
  Series 1991-1, Class A-1,
  3.82%, Due 7/25/21                                   1,230,955       1,237,502
  Series 1992-21, Class A-2,
  6.71%, Due 12/26/22                                    164,984         164,740
Sequoia Mortgage Trust Floating Rate
  Collateralized Mortgage Bonds,
  Series 2, Class A-1,
  2.8775%, Due 10/25/24                               15,496,995      15,516,366
Sequoia Mortgage Trust Mortgage
  Adjustable Rate Pass-Thru Certificates,
  Series 8, Class 3A, 3.9081%, Due 8/20/32            18,388,562      18,762,079
Soundview Home Equity Loan Trust
  Interest Only Asset-Backed Certificates,
  Series 2001-1, Class IO,
  7.00%, Due 4/15/04                                  34,346,939       2,152,052
South Street CBO 2000-1, Ltd./South Street
  CBO 2000-1 Corporation Floating Rate
  Notes, Series 2000-1, Class A2L,
  2.5706%, Due 5/30/12 (b)                            16,000,000      14,887,501
Structured Asset Mortgage Investments, Inc.
  Variable Rate Mortgage Pass-Thru
  Certificates, Series 2001-4:
  Class A-1, 9.219%, Due 10/25/24                     41,391,865      46,410,628
  Class A-2, 9.648%, Due 10/25/24                      8,370,895       9,410,718
Structured Asset Securities Corporation
  Floating Rate Mortgage Pass-Thru
  Certificates:
  Series 1998-RF1, Class A,
  8.6662%, Due 4/15/27 (b)                            17,128,035      18,840,839
  Series 1998-RF2, Class A,
  8.5116%, Due 7/15/27 (b)                            24,590,614      27,049,675
  Series 1998-2, Class A,
  2.09%, Due 2/25/28                                   5,105,768       5,110,263
Structured Asset Securities Corporation
  Variable Rate Pass-Thru Certificates:
  Series 1994-C1, Class A-3,
  2.51%, Due 8/25/26                                     317,305         319,469
  Series 1995-C4, Class A-2,
  2.38%, Due 6/25/26                                     399,516         399,763
Structured Mortgage Trust Commercial
  Mortgage-Backed Securities, Series 1997-2,
  Class A, 6.1345%, Due 1/30/06
  (Acquired 5/12/98; Cost $1,926,232) (b) (i)          1,946,676       1,829,875
Summit Mortgage Trust Pass-Thru
  Certificates, Series 2002-1, Class A1,
  6.3397%, Due 6/28/16 (b)                             4,647,782       4,848,944
Sutter Real Estate CBO, Ltd.Floating
  Rate Bonds, Series 2000-1A, Class A1L,
  2.2963%, Due 12/25/35 (b)                           37,600,000      37,370,877
USAA Auto Loan Guarantor Trust
  Pass-Thru Certificates, Series 1999-1,
  Class A, 6.10%, Due 2/15/06                            618,748         626,444
United Mortgage Securities Corporation
  Mortgage Pass-Thru Certificates,
  Series 1993-1, Class AM,
  5.0849%, Due 9/25/33                                12,071,791      12,478,159
University Support Services,Inc.
  Variable Rate Notes, Series 1993-A,
  Class A3, 2.86%, Due 8/20/08                         4,615,550       4,628,173
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $1,023,666,764)                    1,010,775,779
--------------------------------------------------------------------------------
United States Government &
 Agency Issues 26.9%
FHLMC Guaranteed Mortgage Participation
  Certificates:
  8.00%, Due 5/15/22                                  13,759,255      14,881,958
  9.50%, Due 5/15/21                                   2,889,482       3,070,552
  10.00%, Due 8/15/21                                  3,868,027       4,089,354
FHLMC Participation Certificates:
  5.00%, Due 5/01/06                                  10,506,721      10,828,251
  7.50%, Due 12/01/11                                  9,095,344       9,678,425
  8.00%, Due 1/01/12 thru 1/01/13                     12,972,921      13,955,253
  8.50%, Due 7/01/21                                   5,308,303       5,753,292
  9.00%, Due 11/01/16 thru 9/15/20                    18,130,352      20,245,282
  9.50%, Due 12/01/16 thru 12/25/22                   21,087,336      24,060,657
  10.00%, Due 11/01/20 thru 11/17/21                   7,053,766       8,037,715
  10.50%, Due 5/01/20 thru 7/01/20                     7,930,087       9,089,364
  11.00%, Due 11/01/15                                   446,637         510,401
FHLMC Variable Rate Participation
  Certificates:
  5.771%, Due 4/01/32                                 20,686,673      21,480,303
  6.027%, Due 6/01/31                                  2,960,718       3,050,927
  6.082%, Due 7/01/29                                 24,414,527      25,427,315
  6.158%, Due 9/01/31                                  7,041,735       7,320,104
  6.173%, Due 1/01/29                                  7,310,733       7,625,971
  6.214%, Due 10/01/31                                 1,449,390       1,513,706
  6.235%, Due 10/01/31                                 6,103,239       6,376,931
FNMA Guaranteed Mortgage Pass-Thru
  Certificates:
  7.50%, Due 12/15/09                                  4,337,549       4,662,188
  8.00%, Due 3/01/13 thru 11/01/13                    17,467,988      18,888,159
  8.50%, Due 11/01/12 thru 7/01/17                    11,427,524      12,461,359
  9.00%, Due 10/01/04 thru 6/01/24                    45,245,349      50,441,779
  9.50%, Due 12/01/09 thru 3/01/21                     6,246,070       6,934,875
  10.00%, Due 12/01/09 thru 3/20/18                    4,383,222       4,946,797
  10.25%, Due 9/01/21                                  2,358,366       2,713,177
  10.50%, Due 10/01/14 thru 4/01/22                   12,159,179      13,928,772


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru
  Certificates:
  8.00%, Due 12/25/16 thru 10/25/21                 $ 15,946,930    $ 17,563,116
  8.25%, Due 5/25/22                                   2,567,308       2,815,673
  8.75%, Due 9/25/20                                     945,365       1,033,226
  9.00%, Due 3/25/20 thru 10/25/20                    11,097,189      12,519,297
  9.20%, Due 3/25/18                                   3,156,757       3,510,175
  9.25%, Due 3/25/18                                   2,038,258       2,289,585
  9.30%, Due 8/25/19                                   1,032,097       1,168,138
  9.45%, Due 4/25/18                                   1,051,897       1,197,835
  9.50%, Due 6/25/19 thru 7/25/31                     85,000,157      93,181,344
  9.75%, Due 3/25/20                                   1,801,612       2,047,519
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Pass-Thru Trust:
  Series 2001-T12, Class A3,
  9.50%, Due 8/25/41                                  17,367,540      19,625,320
  Series 2002-T1, Class A4,
  9.50%, Due 11/25/31                                 15,101,608      17,064,817
  Series 2002-T4, Class A4,
  9.50%, Due 12/25/41                                 19,835,695      22,414,335
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Trust Interest Only
  Pass-Thru Certificates,
  6.00%, Due 6/25/04                                 155,025,000      10,415,742
FNMA Guaranteed Real Estate Mortgage
  Investment Conduit Variable Rate
  Pass-Thru Trust, Series 2002-T6, Class A4,
  6.3174%, Due 3/25/41                                13,204,604      13,699,777
FNMA Real Estate Mortgage Investment
  Conduit Trust Variable Rate Certificates,
  Series 2002-W4, Class A6,
  6.5552%, Due 5/25/42                                12,127,781      12,597,732
FNMA Variable Rate Guaranteed Mortgage
  Pass-Thru Certificates:
  5.395%, Due 5/01/27                                  4,294,950       4,459,674
  5.932%, Due 9/01/31                                  7,932,062       8,266,199
  5.986%, Due 8/01/31                                  5,687,709       5,866,016
  6.296%, Due 10/01/31                                16,884,638      17,807,840
  6.699%, Due 7/01/31                                  1,752,648       1,834,124
  6.751%, Due 2/01/30                                  2,222,879       2,307,274
  6.80%, Due 12/01/40                                 37,539,388      39,015,253
GNMA Guaranteed Pass-Thru Certificates:
  7.50%, Due 2/15/13                                  11,546,087      12,460,649
  8.00%, Due 1/15/13                                  11,183,573      12,139,420
  9.00%, Due 11/15/17                                  5,910,001       6,638,167
  9.50%, Due 11/15/17 thru 12/15/17                    8,023,726       9,135,477
  10.00%, Due 10/20/17                                 2,246,577       2,564,848
GNMA Platinum Pools,
  9.50%, Due 12/15/20                                  1,839,866       2,107,466
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues Cost ($642,180,725)                                  669,718,905
--------------------------------------------------------------------------------
Preferred Stocks 0.1%
Parmalat Capital Finance 4.0588% Series B (i)            200,000       2,200,000
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $5,030,822)                               2,200,000
--------------------------------------------------------------------------------
Variable Rate Put Bonds 1.0%
Brazos River Authority PCR Refunding -
  TXU Electric Company Project,
  4.25%, Due 5/01/33 (Mandatory Put at
  $100 on 11/01/03)                                 $ 25,000,000      24,465,000
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $25,000,000)                      24,465,000
--------------------------------------------------------------------------------
Short-Term Investments (a) 14.1%
Convertible Bonds 0.3%
Clear Channel Communications, Inc.
  Senior Convertible Notes,
  2.625%, Due 4/01/03                                  7,000,000       6,886,250

Corporate Bonds 9.6%
Bausch & Lomb, Inc. Medium-Term Notes,
  Tranche #4, 5.95%, Due 9/08/03                       4,650,000       4,674,208
Boyd Gaming Corporation Senior Notes,
  9.25%, Due 10/01/03                                  4,135,000       4,326,244
Clear Channel Communications, Inc.
  Senior Notes, 7.25%, Due 9/15/03 (f)                 2,900,000       2,956,753
Cox Communications, Inc. Notes,
  6.15%, Due 8/01/03                                   5,000,000       4,964,165
Entergy Gulf States, Inc. First Mortgage
  Floating Rate Bonds,
  3.0063%, Due 6/02/03 (b)                            20,000,000      19,996,500
FirstEnergy Corporation First
  Mortgage Notes, 7.375%, Due 6/01/03                 13,004,000      13,182,363
GS Escrow Corporation Floating Rate
  Senior Notes, 2.8225%, Due 8/01/03                  45,300,000      45,167,633
General Motors Acceptance Corporation
  Floating Rate Medium-Term Notes,
  4.75%, Due 10/15/03                                 15,000,000      15,061,305
Hercules, Inc. Notes, 6.625%, Due 6/01/03              3,950,000       3,959,875
Mandalay Resort Group Senior
  Subordinated Notes, 6.75%, Due 7/15/03               5,749,000       5,813,676
Panamsat Corporation Notes,
  6.00%, Due 1/15/03                                   4,100,000       4,093,055
Park Place Entertainment Corporation
  Senior Notes, 7.95%, Due 8/01/03                     3,900,000       3,961,203
Raytheon Company Notes,
  7.90%, Due 3/01/03                                  16,050,000      16,261,700
Salomon Brothers, Inc. Medium-Term
  Floating Rate Notes,
  4.00%, Due 9/30/03 (i)                               4,400,000       4,406,160
Swedbank Floating Rate Debt Unit
  (Medium-Term Structured Enhanced
  Return Trusts 1996):
  Series R-34, 2.90%, Due 11/10/02 (b)                25,000,000      24,937,500
  Series R-35, 2.5925%, Due 11/10/02 (b)              20,000,000      19,950,000
TCI Communications, Inc. Senior Notes,
  6.375%, Due 5/01/03                                 10,600,000      10,558,098
Tele-Communications, Inc. Senior Notes,
  9.65%, Due 10/01/03                                  2,718,000       2,724,268
Transocean Sedco Forex Corporation Notes,
  6.50%, Due 4/15/03                                   7,450,000       7,565,959
USA Waste Services, Inc. Senior Notes,
  6.50%, Due 12/15/02                                 25,910,000      25,958,580
                                                                    ------------
                                                                     240,519,245
Non-Agency Mortgage &
  Asset-Backed Securities 1.3%
Bank of America Funding Corporation
  Mortgage Pass-Thru Certificates,
  Series 2002-1, Class A-3,
  7.00%, Due 4/20/32                                  24,419,922      24,862,533
Delta Funding Home Equity Loan Trust
  Interest Only Asset-Backed Certificates:
  Series 2000-1, Class F, 6.40%, Due 3/15/03          18,000,000         317,813
  Series 2000-3, Class 3, 9.20%, Due 9/15/03          14,684,221         853,520

SCHEDULES OF INVESTMENTS IN SECURITIES                            October 31, 2002
-----------------------------------------------------------------------------------

                 STRONG ULTRA SHORT-TERM INCOME FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                         Amount         (Note 2)
----------------------------------------------------------------------------------
IMPAC Secured Assets Corporation Interest
  Only Mortgage Pass-Thru Certificates:
  Series 2000-4, Class A-IO,
  8.00%, Due 5/25/03                                   $20,000,000  $      768,750
  Series 2000-5, Class A-IO-1,
  8.00%, Due 6/25/03                                    20,000,000         631,250
Residential Asset Mortgage Products, Inc.
  Interest Only Mortgage Pass-Thru
  Series 2001-RS1, Class A-I-IO,
  Certificates,
  7.00%, Due 9/25/03                                    21,375,000       1,202,344
Saxon Asset Securities Trust Interest Only
  Mortgage Loan Asset-Backed Certificates:
  Series 2000-3, Class A-IO-II,
  7.40%, Due 4/25/03                                    15,697,674         463,573
  Series 2001-1, Class A-IO,
  6.00%, Due 10/25/03                                   93,920,000       3,544,013
                                                                    --------------
                                                                        32,643,796
Repurchase Agreements 2.8%
ABN Amro Inc. (Dated 10/31/02),
  1.92%, Due 11/01/02 (Repurchase
  proceeds $68,203,637); Collateralized by:
  United States Government & Agency
  Issues (h)                                            68,200,000      68,200,000
State Street Bank (Dated 10/31/02),
  1.50%, Due 11/01/02 (Repurchase
  proceeds $1,772,774); Collateralized by:
  United States Government & Agency
  Issues (h)                                             1,772,700       1,772,700
                                                                    --------------
                                                                        69,972,700
United States Government &
  Agency Issues 0.1%
FHLMC Interest Only Participation
  Certificates, 1.50%, Due 4/25/03                      60,000,000         356,325
United States Treasury Bills,
  Due 11/21/02 thru 1/23/03 (c)                            800,000         797,934
                                                                    --------------
                                                                         1,154,259
----------------------------------------------------------------------------------
Total Short-Term Investments (Cost $351,352,623)                       351,176,250
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Investments in Securities                                      2,470,463,093
  (Cost $2,480,963,272) 99.1%
Other Assets and Liabilities, Net 0.9%                                  22,354,640
----------------------------------------------------------------------------------
Net Assets 100.0%                                                   $2,492,817,733
==================================================================================



FUTURES
--------------------------------------------------------------------------------
                                                     Underlying     Unrealized
                                        Expiration   Face Amount   Appreciation
                                           Date       at Value    (Depreciation)
--------------------------------------------------------------------------------
Sold:
373 Five-Year U.S. Treasury Notes          12/02    $42,422,922     ($1,280,952)
213 Ten-Year U.S. Treasury Notes           12/02     24,435,094        (719,593)
 91 Two-Year U.S. Treasury Notes           12/02     19,580,641        (277,652)

--------------------------------------------------------------------------------
SWAPS
--------------------------------------------------------------------------------
Open Index Rate Swap contracts at October 31, 2002 consisted of the following:
--------------------------------------------------------------------------------
                                                                    Unrealized
                           Notional      Interest      Index       Appreciation
     Issuer                 Amount         Sold        Bought     (Depreciation)
--------------------------------------------------------------------------------
Salomon Brothers, Inc.   $ 4,400,000      10 Year     3 Month USD     ($ 4,614)
  (Expires 9/30/03)                      Constant    LIBOR + 30 bp
                                         Maturity
                                         Treasury
                                         -140 bp

Morgan Stanley
  Capital Services, Inc.  28,004,000       2.43%      3 Month USD     (137,557)
  (Expires 6/01/03)                                     LIBOR

                  STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND

                                                        Shares or
                                                        Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Municipal Bonds 21.3%
Alaska 0.4%
Alaska HFC Revenue,
  6.00%, Due 6/01/27 (j)                               $ 3,750,000   $ 3,825,000
Alaska Industrial Development &
  Export Authority Revenue Refunding,
  4.50%, Due 4/01/04                                       675,000       695,250
Northern Tobacco Securitization Corporation
  Tobacco Settlement Revenue,
  4.75%, Due 6/01/15                                     1,520,000     1,497,200
                                                                     -----------
                                                                       6,017,450
Arkansas 1.2%
Fayetteville, Arkansas Sales and Use Tax
  Capital Improvement Revenue,
  3.20%, Due 6/01/07                                     2,740,000     2,753,700
Little Rock, Arkansas Collateralized IDR -
  Lexicon, Inc. Project, 6.48%, Due 7/01/06 (i)          2,205,000     2,238,075
Washington County, Arkansas Sales & Use
  Tax Capital Improvement Bonds,
  3.25%, Due 6/01/07 (j)                                14,160,000    14,177,700
                                                                     -----------
                                                                      19,169,475
California 1.3%
Alameda County, California Tobacco
  Securitization Agency Tobacco
  Asset-Backed Bonds, 4.75%, Due 6/01/19                 4,000,000     3,870,000
Port Oakland, California Port Revenue,
  6.25%, Due 11/01/05 (j)                                1,260,000     1,285,200
San Jose, California Financing
  Authority Lease Revenue - Civic
  Center Project, 4.00%, Due 6/01/39
  (Mandatory Put at $100 on 6/01/06) (f)                15,000,000    15,525,000
Tobacco Securitization Authority of
  Southern California Tobacco
  Settlement Revenue, 5.25%, Due 6/01/27                 1,345,000     1,339,956
                                                                     -----------
                                                                      22,020,156
Colorado 0.7%
Arapahoe County, Colorado SFMR - IDK
  Partners I Trust Pass-Thru Certificates,
  5.25%, Due 11/01/19 (j)                                  613,095       614,732
Colorado Health Facilities Authority
  Revenue - Evangelical Lutheran Project:
  2.80%, Due 10/01/04                                    3,405,000     3,422,025
  3.05%, Due 10/01/05                                    1,000,000     1,006,250

                                                                              21

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
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

           STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount       (Note 2)
--------------------------------------------------------------------------------
Denver, Colorado City and County
  Airport Revenue Refunding (j):
  4.00%, Due 11/15/05                                  $1,375,000    $ 1,421,406
  4.00%, Due 11/15/06                                   4,115,000      4,243,594
                                                                     -----------
                                                                      10,708,007

Connecticut 0.2%
Connecticut HFA Housing Mortgage
  Finance Program,7.30%, Due 11/15/03                     135,000        135,020
Mashantucket Western Pequot Tribe
  Special Revenue,6.40%, 9/01/11
  (Pre-Refunding at $101 on 9/01/07)                    2,685,000      3,097,819
                                                                     -----------
                                                                       3,232,839

Florida 0.1%
Capital Projects Finance Authority
  Solid Waste Disposal Revenue Capital
  Projects Loan Program - Peerless Dade, Inc.
  Project, 7.50%, Due 11/01/18
  (Defaulted Effective 2/20/01) (i)                     5,000,000      1,750,000

Illinois 0.9%
Chicago, Illinois O'Hare International
  Airport Revenue Refunding,
  5.70%, Due 1/01/08 (j)                                1,500,000      1,536,555
Chicago, Illinois Tax Increment -
  Sub-Central Loop Redevelopment Project,
  6.35%, Due 12/01/03                                   1,100,000      1,143,340
Eureka, Illinois Educational Facilities
  Revenue - Eureka College Project,
  5.95%, Due 1/01/19 (Mandatory Put
  at $100 on 1/01/04)                                   3,330,000      3,333,463
Grundy County, Morris, Illinois School
  District Number 54 Notes, 5.30%,
  Due 12/01/03                                          2,100,000      2,160,438
Kane, McHenry, Cook and DeKalb
  Counties, Illinois Community Unit School
  District Number 300 GO Lease
  Secured COP - School Building
  Project, 6.90%, Due 12/01/04                          1,560,000      1,621,526
Lake County, Illinois Round Lake
  Community Unit School District
  Number 116 Tax Anticipation Warrants,
  4.20%, Due 11/15/03                                   5,190,000      5,262,556
                                                                     -----------
                                                                      15,057,878

Indiana 0.4%
Huntington, Indiana EDR
  Refunding - Quanex Corporation
  Project, 6.50%, Due 8/01/10                           1,665,000      1,687,894
Indianapolis, Indiana Airport Authority
  Special Facilities Revenue - Federal Express
  Corporation Project, 7.10%, Due 1/15/17               3,000,000      3,191,250
Lawrence, Indiana BAN, 3.00%, Due 7/01/04               1,425,000      1,423,219
                                                                     -----------
                                                                       6,302,363

Iowa 0.0%
Cedar Rapids, Iowa First Mortgage
  Revenue - Cottage Grove Place
  Project, 5.30%, Due 7/01/05                             415,000        404,625

Kansas 0.3%
La Cygne, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power and Light Company
  Project, 3.90%, Due 3/01/18
  (Mandatory Put at $100 on 9/01/04)                    5,040,000      5,147,100

Louisiana 1.5%
Calcasieu Parish, Louisiana IDB PCR
  Refunding - Gulf States Utilities Company
  Project, 6.75%, Due 10/01/12                          8,000,000      8,160,000
Lake Charles, Louisiana Harbor and
  Terminal District Port Facilities Revenue
  Refunding - Trunkline LNG Company
  Project, 7.75%, Due 8/15/22                          10,000,000     10,345,000
Louisiana Agricultural Finance Authority
  Revenue - La Pacific Corporation
  Project, 5.20%, Due 5/01/04 (j)                         345,000        354,919
Louisiana Public Facilities Authority Hospital
  Revenue Refunding - Pendleton Memorial
  Methodist Hospital Project,
  6.75%, Due 6/01/10                                      795,000        801,956
South Louisiana Port Commission Terminal
  Revenue Refunding - GATX Terminals
  Corporation, 7.00%, Due 3/01/23                       5,300,000      5,450,361
                                                                     -----------
                                                                      25,112,236

Maryland 0.0%
Maryland Master Lease, 3.635%, Due 1/01/04                376,174        376,644

Massachusetts 0.6%
Massachusetts Health and EFA Revenue -
  Baritas Christi Obligation
  Project, 5.00%, Due 7/01/04                           1,000,000      1,028,750
Massachusetts Industrial Finance Agency
   Resource Recovery Revenue Refunding -
   Massachusetts Refusetech, Inc.
   Project, 6.30%, Due 7/01/05                          8,930,000      9,300,863
                                                                     -----------
                                                                      10,329,613

Michigan 1.4%
Suburban Mobility Authority Regional
  Transportation COP, 4.90%, Due 8/15/07               13,769,388     14,216,893
Suburban Mobility Authority Regional
  Transportation Installment Purchase
  Agreement Revenue, 5.23%, Due 2/15/06                 8,862,317      9,283,277
                                                                     -----------
                                                                      23,500,170

Minnesota 0.8%
Minnesota Master Lease,
  4.305%, Due 12/01/03 (i)                              1,685,057      1,692,269
Southern Minnesota Municipal Power
  Agency Power Supply System Revenue,
  5.00%, Due 1/01/04                                   11,245,000     11,652,631
                                                                     -----------
                                                                      13,344,900

Mississippi 0.4%
Biloxi, Mississippi Housing Authority
  MFHR - Bayview Place Estates
  Project, 4.50%, Due 9/01/05                           2,000,000      2,030,000
Jones County, Mississippi Hospital
  Revenue Refunding - South Central
  Regional Medical Center Project,
  5.00%, Due 12/01/03                                   1,775,000      1,806,293
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue,
  5.60%, Due 9/01/04                                    2,750,000      2,802,965
                                                                     -----------
                                                                       6,639,258

Missouri 0.8%
Missouri COP - Acute Care Psychiatric
  Hospital Project, 5.20%, Due 10/15/04                 1,000,000      1,032,250
Missouri Health and EFA Revenue - SSM
  Health Care Project, 3.00%, Due 6/01/04              10,125,000     10,302,188


--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

           STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                          Amount      (Note 2)
--------------------------------------------------------------------------------
Missouri Higher Education Loan Authority
  Student Loan Revenue, 6.50%, Due 2/15/06             $ 1,425,000   $ 1,449,781
                                                                     -----------
                                                                      12,784,219
Nebraska 0.4%
Energy America Nebraska Natural Gas
  Revenue - Nebraska Public Gas Agency
  Project, 5.10%, Due 10/15/05                           3,526,475     3,597,004
Omaha Tribe of Nebraska Public
  Improvements Authority GO,
  7.50%, Due 6/01/09 (i)                                 2,105,000     2,149,731
                                                                     -----------
                                                                       5,746,735

Nevada 2.1%
Clark County, Nevada IDR Refunding -
  Nevada Power Company Project,
  7.20%, Due 10/01/22 (j)                               13,720,000    14,298,710
Humboldt County, Nevada PCR - Idaho
  Power Company Project,
  8.30%, Due 12/01/14                                   11,650,000    12,676,715
Washoe County, Nevada Water Facility
  Revenue - Sierra Pacific Power Project,
  6.65%, Due 6/01/17 (j)                                 7,500,000     7,753,425
                                                                     -----------
                                                                      34,728,850

New Jersey 0.5%
New Jersey Lease Revenue Master Lease
  Purchase, 5.137%, Due 6/01/04                          8,314,340     8,615,735

New Mexico 1.0%
Pueblo of Sandia, New Mexico
  Improvement Facilities Revenue,
  6.50%, Due 8/01/06                                    16,220,000    16,625,500

New York 0.0%
Nassau County, New York Industrial
  Development Agency Civic Facility
  Revenue - North Shore Health System
  Project, 4.30%, Due 11/01/03                             630,000       631,147

North Carolina 0.2%
North Carolina Eastern Municipal Power
  Agency Power Systems Revenue Refunding,
  6.50%, Due 1/01/12                                     2,500,000     2,543,600

Ohio 0.5%
Beavercreek, Ohio City School District TAN,
  3.25%, Due 12/01/03                                    2,015,000     2,033,860
Lorain County, Ohio Hospital Revenue
  Refunding - Catholic Healthcare
  Project, 5.00%, Due 10/01/04                           3,000,000     3,142,500
Ohio Department of Transportation COP -
  Rickenbacker Port Project,
  6.125%, Due 4/15/15 (j)                                  230,000       230,800
Rickenbacker, Ohio Port Authority Capital
   Funding Revenue, 3.90%, Due 5/01/04 (j)                 300,000       308,625
Youngstown, Ohio City School District
   Energy Conservation Measures,
   6.80%, Due 3/15/05                                    1,760,000     1,896,400
                                                                     -----------
                                                                       7,612,185
Pennsylvania 1.2%
Lehigh County, Pennsylvania General
  Purpose Authority Revenue - KidsPeace
  Obligated Group Project:
  5.50%, Due 11/01/03                                    2,360,000     2,366,938
  5.50%, Due 11/01/04                                    2,500,000     2,509,375

Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The
  Meadowood Corporation Project,
  5.15%, Due 12/01/03                                   $  766,000   $   757,743
Pennsylvania Housing Finance Agency SFMR,
  3.60%, Due 10/01/04                                    1,685,000     1,712,381
Philadelphia, Pennsylvania Gas Works
  Revenue, 6.375%, Due 7/01/14 (j)                       3,435,000     3,610,357
Philadelphia, Pennsylvania Municipal
  Authority Equipment Revenue,
  5.297%, Due 10/01/04                                   5,863,552     6,076,105
Pittsburgh, Pennsylvania Urban
  Redevelopment Authority Mortgage
  Revenue, 5.15%, Due 4/01/21 (j)                        2,440,000     2,440,634
                                                                     -----------
                                                                      19,473,533

Puerto Rico 0.1%
Commonwealth of Puerto Rico Tax-Exempt
  Lease Certificates, 5.35%, Due 7/15/04 (i)             1,870,030     1,934,555

South Carolina 0.2%
Greenville County, South Carolina Industrial
  Revenue - Lockheed Aeromod Center, Inc.
  Project, 7.10%, Due 11/01/11                           2,500,000     2,571,725
South Carolina Ports Authority Ports Revenue,
  7.60%, Due 7/01/04                                     1,380,000     1,502,475
                                                                     -----------
                                                                       4,074,200

South Dakota 0.4%
B-Y Water District BAN, 3.25%, Due 1/01/04               4,000,000     4,050,000
Pennington County, South Dakota PCR
  Refunding - Black Hills Power and Light
  Company Project, 6.70%, Due 6/01/10                    1,000,000     1,021,780
South Dakota HDA Revenue,
  2.00%, Due 11/01/03                                      965,000       966,505
                                                                     -----------
                                                                       6,038,285

Tennessee 1.4%
Johnson City, Tennessee Health and
  Educational Facilities Board Hospital
  First Mortgage Revenue - Mountain States
  Project, 5.25%, Due 7/01/26 (Mandatory
  Put at $100 on 7/01/04)                               21,425,000    21,537,053
Tennessee Housing Development Agency -
  Homeownership Program Project,
  Zero %, Due 7/01/12                                    2,375,000     1,460,625
                                                                     -----------
                                                                      22,997,678

Texas 0.3%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding,
  5.70%, Due 6/01/04                                       795,000       830,775
Harris County, Texas Health Facilities
  Development Corporation Hospital
  Revenue - Memorial Hospital System
  Project, 7.125%, Due 6/01/15                           2,720,000     2,937,600
Texas Department of Housing and
  Community Affairs SFMR,
  5.25%, Due 9/01/14 (c) (j)                             1,090,000     1,096,039
                                                                     -----------
                                                                       4,864,414

Utah 0.3%
Eagle Mountain, Utah Special Improvement
  District Number 98-3 Special Assessment,
  5.50%, Due 12/15/08                                    3,284,000     3,337,365
Jordan, Utah School District - School Fitness
  Equipment, 4.75%, Due 2/28/05                            789,901       805,699

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Salt Lake City Granite School District,
   Utah GO, 4.60%, Due 8/15/05                      $   951,483      $   968,134
                                                                     -----------
                                                                       5,111,198
Vermont 0.1%
Vermont Student Assistance Corporation
  Education Loan Revenue Refunding,
  6.40%, Due 6/15/04 (j)                              1,415,000        1,448,536

Virgin Islands 0.1%
Virgin Islands Public Finance Authority
  Revenue, 5.50%, Due 10/01/04                        1,000,000        1,050,000

Virginia 0.4%
Alexandria and Arlington Counties,
  Virginia IDA Resource Recovery Revenue
  Refunding, 5.25%, Due 1/01/04 (j)                   1,000,000        1,041,250
Covington-Alleghany Counties, Virginia IDA
  PCR Refunding - Westvaco Corporation
  Project, 5.90%, Due 3/01/05                         5,645,000        5,934,306
                                                                     -----------
                                                                       6,975,556
Washington 0.5%
Fife, Washington Local Improvement
  District BAN Number 98-2,
  3.15%, Due 7/01/04                                  3,500,000        3,508,960
Grant County, Washington Public
  Utility District Number 2 Priest Rapids
  Hydroelectric Development Second Series
  Revenue Refunding, 5.00%, Due 1/01/04 (j):
  Series A                                            1,310,000        1,359,125
  Series B                                              945,000          979,256
Grant County, Washington Public Utility
  District Number 2 Wanapum Hydroelectric
  Development Second Series Revenue
  Refunding, 5.00%, Due 1/01/04 (j):
  Series A                                              665,000          689,938
  Series B                                              755,000          783,313
Port Longview, Washington IDC Solid Waste
  Disposal Revenue, 7.45%, Due 2/01/13                1,000,000        1,013,720
                                                                     -----------
                                                                       8,334,312
Wisconsin 0.6%
Badger Tobacco Asset Securitization
  Corporation Tobacco Settlement Revenue,
  6.125%, Due 6/01/07                                 2,420,000        2,323,200
Forest County Potawatomie Community,
  Wisconsin Refunding - General Credit
  Health Center Project,
  4.50%, Due 12/01/04                                 2,430,000        2,442,150
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - 2430 West Wisconsin Avenue
  Project, 5.60%, Due 9/01/09                           250,000          257,858
Wisconsin Health and EFA Revenue -
  Luther Hospital Project,
  6.125%, Due 11/15/06                                3,500,000        3,638,215
Wisconsin Housing and EDA Housing
  Revenue, 3.60%, Due 5/01/05 (j)                       770,000          783,475
                                                                     -----------
                                                                       9,444,898
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $349,632,945)                            350,147,850
--------------------------------------------------------------------------------
Variable Rate Put Bonds (d) 19.2%
Colorado 0.3%
Dove Valley, Arapahoe County, Colorado,
  Metropolitan District GO,
  2.875%, Due 5/01/20 (Mandatory Put at
  $100 on 11/01/04) (f) (j)                           1,690,000        1,690,000
East Quincy Highlands Metropolitan
  District of Colorado GO,
  2.35%, Due 12/01/31 (Mandatory Put at
  $100 on 12/01/03) (j)                               3,800,000        3,816,834
                                                                     -----------
                                                                       5,506,834
District of Columbia 1.0%
District of Columbia Revenue - Medstar
  University Hospital Project:
  6.625%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/05)                                   10,000,000       10,487,500
  6.80%, Due 8/15/31 (Mandatory Put at
  $100 on 2/15/06)                                    4,975,000        5,310,812
                                                                     -----------
                                                                      15,798,312
Georgia 0.1%
Marietta, Georgia Authority MFHR
  Refunding - Wood Knoll Project,
  4.75%, Due 7/01/24 (Mandatory Put at
  $100 on 7/01/04)                                    1,965,000        1,987,106

Indiana 1.1%
Indiana DFA PCR Refunding - Southern
  Indiana Gas and Electric Project,
  4.75%, Due 3/01/25 (Mandatory Put at
  $100 on 3/01/06)                                   12,315,000       12,730,631
Warrick County, Indiana PCR - Southern
  Indiana Gas and Electric Project,
  4.30%, Due 7/01/15 (Mandatory Put at
  $100 on 7/01/04)                                    5,025,000        5,088,918
                                                                     -----------
                                                                      17,819,549
Kansas 0.7%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Project,
  4.75%, Due 10/01/17 (Mandatory Put at
  $100 on 10/01/07)                                  11,175,000       11,300,719

Louisiana 0.1%
St. Charles Parish, Louisiana PCR Refunding,
  4.85%, Due 6/01/30 (Mandatory Put at
  $100 on 6/01/05)                                    2,000,000        2,022,500

Michigan 0.1%
Michigan Hospital Finance Authority
  Revenue - Ascension Health Credit Project,
  5.05%, Due 11/15/33 (Mandatory Put at
  $100 on 11/15/04)                                     855,000          900,956

Minnesota 0.1%
Coon Rapids, Minnesota MFHR Refunding -
  Crest Oaks Apartments Project,
  3.90%, Due 6/01/31 (Mandatory Put at
  $100 on 6/01/04)                                    1,000,000        1,000,710

--------------------------------------------------------------------------------
            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                        Shares or
                                                        Principal        Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Mississippi 0.2%
Mississippi Business Finance Corporation
  Solid Waste Disposal Revenue - Waste
  Management Project, 4.65%, Due 3/01/27
  (Mandatory Put at $100 on 3/01/04)                $ 3,000,000     $  3,022,500

New Hampshire 0.8%
New Hampshire Business Finance Authority
  PCR Refunding - United Illuminating
  Company Project (Mandatory Put at $100
  on 2/01/04):
  3.75%, Due 7/01/27                                  8,200,000        8,200,000
  4.55%, Due 7/01/27                                  5,000,000        5,106,250
                                                                    ------------
                                                                      13,306,250
New Jersey 0.7%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of
  Bridgewater Project, 5.375%, Due 5/15/32
  (Putable at $100 and Rate Reset
  Effective 5/15/04)                                 12,500,000       12,359,375

New York 0.5%
Amherst, New York Industrial Development
  Agency Revenue - Asbury Pointe, Inc.
  Project, 5.25%, Due 2/01/35 (Mandatory
  Put at $100 on 2/01/04)                             5,000,000        4,962,500
New York Environmental Facilities
  Corporation Solid Waste Disposal
  Revenue - Waste Management Project,
  4.00%, Due 5/01/12 (Mandatory Put at
  $100 on 5/01/04)                                    3,000,000        3,003,750
                                                                    ------------
                                                                       7,966,250
Ohio 0.1%
Ohio Water Development Authority
  Facilities PCR Refunding - Ohio Edison
  Company Project, 4.40%, Due 6/01/33
  (Mandatory Put at $100 on 12/01/03)                 1,000,000        1,001,940

Oklahoma 0.4%
Tulsa, Oklahoma Municipal Airport
  Trust Revenue Refunding - AMR
  Corporation Project, 5.80%, Due 6/01/35
  (Mandatory Put at $100 on 12/01/04)                10,750,000        7,121,875

Pennsylvania 0.3%
Montgomery County, Pennsylvania
  IDA PCR Refunding - Peco Energy
  Company, 5.20%, Due 10/01/30
  (Mandatory Put at $100 on 10/01/04)                 5,000,000        5,212,500

Puerto Rico 0.2%
Commonwealth of Puerto Rico
  Department of Corrections Leases,
  6.41%, Due 6/09/04 (i)                                960,480          964,081
Commonwealth of Puerto Rico
  Department of Family Services Leases,
  6.41%, Due 8/02/04 (i)                              1,022,960        1,026,796
Commonwealth of Puerto Rico Leases -
  Sugar Corporation Project,
  6.43%, Due 11/30/04 (i)                             1,101,329        1,106,835
                                                                    ------------
                                                                       3,097,712
Tennessee 0.9%
Metropolitan Government of Nashville
  and Davidson Counties, Tennessee IDR -
  Waste Management, Inc. Project,
  4.10%, Due 8/01/31 (Mandatory Put at
  $100 on 8/01/04)                                    2,500,000        2,487,500
Shelby County, Tennessee Health,
  Educational and Housing Facilities
  Board Revenue Refunding - Arbors of
  Germantown Project, 4.75%, Due 7/01/24
  (Mandatory Put at $100 on 7/01/04)                 12,800,000       12,944,000
                                                                    ------------
                                                                      15,431,500
Texas 6.5%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement
  System Obligated Group Project,
  5.25%, Due 11/15/28 (Mandatory Put at
  $100 on 11/15/03)                                   6,070,000        6,021,561
Brazos River Authority Collateralized PCR
  Refunding - Texas Utilities Electric
  Company Project, 5.05%, Due 6/01/30
  (Mandatory Put at $100 on 6/19/06)                  2,500,000        2,206,250
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project:
  4.25%, Due 5/01/33 (Mandatory Put at
  $100 on 11/01/03)                                  23,500,000       22,997,100
  4.95%, Due 10/01/30 (Mandatory Put at
  $100 and Rate Reset Effective 4/01/04)              6,000,000        5,707,500
Lubbock, Texas Health Facilities
  Development Corporation First
  Mortgage Revenue - Carillon, Inc.
  Project, 5.75%, Due 7/01/29
  (Mandatory Put at $100 on 7/01/04)                  1,295,000        1,296,619
Matagorda County, Texas Navigational
  District Number 1 PCR Refunding -
  Central Power & Light Company
  (Mandatory Put at $100 on 11/01/03):
  3.75%, Due 5/01/30                                 26,100,000       25,818,381
  4.00%, Due 5/01/30                                  5,000,000        5,062,150
Northside, Texas Independent School
  District - School Building Project,
  2.25%, Due 8/01/31 (Mandatory Put at
  $100 on 8/01/04) (j)                               36,850,000       36,874,690
Trinity River Authority PCR Revenue -
  TXU Electric Company Project,
  5.00%, Due 5/01/27 (Mandatory Put at $100
  on 11/01/06)                                        1,130,000          997,225
                                                                    ------------
                                                                     106,981,476
Virginia 2.2%
Chesterfield County, Virginia IDA Revenue -
  Bon Secours Health Systems Project,
  5.70%, Due 11/15/30 (Mandatory Put at
  $100 on 11/15/03)                                  25,000,000       25,845,250
Louisa, Virginia IDA Solid Waste and Sewer
  Disposal Revenue - Virginia Electric and
  Power Company Project,
  3.40%, Due 3/01/31 (Mandatory Put at
  $100 on 3/01/04)                                    9,685,000        9,793,956
                                                                    ------------
                                                                      35,639,206

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                  Shares or
                                                  Principal            Value
                                                   Amount             (Note 2)
--------------------------------------------------------------------------------

Washington 0.1%
Chelan County, Washington Public Utility
  District Number 1 Consolidated Revenue -
  Chelan Hydro Project:
  7.50%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/06)                                $ 1,430,000       $  1,483,310
  7.60%, Due 7/01/25 (Mandatory Put at
  $100 on 7/01/11)                                  1,000,000          1,036,590
                                                                    ------------
                                                                       2,519,900

Multiple States 2.8%
Municipal Mortgage & Equity LLC MFHR
  Certificates, 4.95%, Due 8/15/23
  (Mandatory Put at $100 on 8/15/05)               44,891,842         45,901,908
--------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $318,383,604)                    315,899,078
--------------------------------------------------------------------------------
Short-Term Investments (a) 62.2%
Municipal Bonds 11.3%
Alabama 0.1%
Athens-Limestone Health Care Authority,
  Alabama Hospital TRAN,
  4.25%, Due 5/01/03 (j)                            1,210,000          1,220,515
Washington County, Alabama Board of
  Education Municipal Project Lease and
  Option Agreement COP,
  5.10%, Due 1/31/03 (i)                              324,385            324,394
                                                                    ------------
                                                                       1,544,909

Alaska 0.0%
Alaska Industrial Development and Export
  Authority Refunding, 4.50%, Due 4/01/03             545,000            549,796

California 0.8%
California Anticipation Warrants Revenue:
  2.50%, Due 11/27/02                               7,750,000          7,754,108
  3.00%, Due 11/27/02                               5,000,000          5,004,308
                                                                    ------------
                                                                      12,758,416

Connecticut 0.2%
Bristol, Connecticut Resources
  Recovery Facility Operating Committee
  Solid Waste Revenue Refunding -
  Ogden Martin System Bristol Project,
  6.125%, Due 7/01/03                                 875,000            858,244
Connecticut GO, 5.80%, Due 11/15/03
  (Pre-Refunding at $102 on 11/15/02)               1,750,000          1,787,012
                                                                    ------------
                                                                       2,645,256

District of Columbia 0.2%
District of Columbia GO,
  6.125%, Due 6/01/03 (j)                           2,810,000          2,875,304

Idaho 0.1%
Blaine County, Idaho Hailey School
  District Number 61 RAN,
  2.20%, Due 6/30/03                                2,000,000          2,000,000
Idaho Student Loan Fund Marketing
  Association, Inc. Student Loan
  Revenue, 5.15%, Due 10/01/03                        405,000            413,076
                                                                    ------------
                                                                       2,413,076

Illinois 0.4%
Chicago, Illinois Tax Increment -
  Sub-Central Loop Redevelopment
  Project, 6.25%, Due 12/01/02 (j)                  1,600,000          1,603,744
Illinois HDA MFHR,
  3.625%, Due 3/31/03                               1,085,000          1,089,774
Lake County, Illinois Round Lake Community
  Unit School District Number 116
  Tax Anticipation Warrants,
  5.875%, Due 12/01/02                              3,250,000          3,257,800
                                                                    ------------
                                                                       5,951,318

Indiana 0.1%
East Chicago, Indiana School City
  COP, 5.10%, Due 7/15/03                             815,000            828,961
North Lawrence, Indiana Community
  School Improvement Corporation
  First Mortgage Revenue,
  5.20%, Due 7/01/03                                1,000,000          1,021,170
                                                                    ------------
                                                                       1,850,131

Iowa 0.2%
Iowa Higher Education Loan Authority RAN:
  Briar Cliff Project, 5.125%, Due 5/23/03          1,900,000          1,900,513
  William Penn Project, 5.125%, Due 5/23/03         2,305,000          2,305,622
                                                                    ------------
                                                                       4,206,135

Kansas 0.3%
Kansas City, Kansas Board of Public
  Utilities Master Municipal Lease and
  Option Agreement, 4.47%, Due 5/01/03 (i)            922,591            922,185
Kansas Independent College Finance
  Authority RAN:
  4.00%, Due 5/01/03                                  700,000            703,386
  4.15%, Due 5/01/03                                1,500,000          1,507,246
  5.25%, Due 5/01/03                                1,500,000          1,501,781
                                                                    ------------
                                                                       4,634,598

Kentucky 0.1%
Kentucky EDFA Hospital System Refunding
  and Improvement Revenue - Appalachian
  Regional Healthcare, Inc. Project,
  5.10%, Due 10/01/03                               2,165,000          2,156,578

Maine 0.1%
Maine TAN, 2.25%, Due 6/30/03                       2,000,000          2,009,787

Massachusetts 1.2%
Massachusetts Health and EFA
  Competitive Lease Program - Whitehead
  Institute for Biomedical Research Project (i):
  4.595%, Due 10/15/03                              7,195,336          7,222,319
  4.698%, Due 5/07/03                                 583,184            585,371
Massachusetts Health and EFA Revenue -
  Baritas Christi Obligation Project,
  4.00%, Due 7/01/03                                  750,000            757,155
Massachusetts Health and Education
  Facilities Authority Revenue Obligation -
  Caritas Christi Group Project,
  5.25%, 7/01/03                                    5,730,000          5,800,880
Massachusetts Health and Educational
  Facilities Authority Revenue - Milton
  Hospital Project, 4.50%, Due 7/01/03              1,015,000          1,026,764
New Bedford, Massachusetts RAN,
  2.50%, Due 6/27/03                                4,000,000          4,010,121
                                                                    ------------
                                                                      19,402,610

Michigan 1.3%
Detroit, Michigan Convention Facility
  Revenue Refunding - Cobo Hall
  Expansion Project, 5.75%, Due 9/30/03             8,240,000          8,487,859
Detroit, Michigan GO, 6.35%, Due 4/01/14
  (Pre-Refunding at $102 on 4/01/03)                2,640,000          2,733,509

--------------------------------------------------------------------------------
            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                   Shares or
                                                   Principal           Value
                                                    Amount            (Note 2)
-------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Finance Authority GO, 9.50%, Due 5/01/21
  (Pre-Refunding at $102 on 5/01/03)              $ 9,240,000      $  9,758,456
                                                                   ------------
                                                                     20,979,824
Nebraska 0.3%
American Public Energy Agency Gas Supply
  Revenue - Nebraska Public Gas Agency
  Project, 3.80%, Due 9/01/03 (j)                   5,350,000         5,436,831

New Jersey 0.1%
South Amboy, New Jersey Housing Authority
  Housing Revenue - Shore Gate Village
  Grand Project, 6.00%, Due 12/31/02
  (Defaulted Effective 12/21/99) (i)                2,699,145         1,214,615

New York 1.3%
Clifton Park, New York Shenendehowa Central
  School District RAN, 2.00%, Due 6/20/03           3,000,000         3,002,020
Nassau County, New York Industrial
  Development Agency Civic Facility Revenue -
  North Shore Health System Project,
  4.00%, Due 11/01/02                                 960,000           960,000
Rockland County, New York Solid Waste Management
  Authority BAN, 3.50%, Due 9/01/03                 2,500,000         2,526,075
Spencer Van Etten, New York Central School
  District BAN, 2.75%, Due 6/18/03                 15,728,069        15,776,159
                                                                   ------------
                                                                     22,264,254
North Dakota 0.1%
Hankinson, North Dakota Temporary
  Anticipation Revenue, 2.50%, Due 8/01/03          1,250,000         1,250,000

Oregon 0.3%
Medford, Oregon Municipal Lease-
  Purchase Agreement, 5.00%, Due 5/01/03 (i)          262,518           263,175
Portland, Oregon Housing Authority MFHR
  Refunding - University Park Apartments Project,
  5.05%, Due 10/01/11 (Mandatory Put at $100
  on 10/01/03)                                      4,000,000         4,049,320
                                                                   ------------
                                                                      4,312,495
Pennsylvania 0.5%
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - KidsPeace Obligated
  Group Project, 5.50%, Due 11/01/02                2,240,000         2,240,000
McKean County, Pennsylvania TRAN,
  3.25%, Due 12/31/02                               1,500,000         1,500,195
Monessen, Pennsylvania School District RAN,
  2.90%, Due 6/30/03                                1,300,000         1,305,889
Pennsylvania Housing Finance Agency SFMR,
  3.25%, Due 10/01/03                               1,500,000         1,513,890
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Revenue - Moses Taylor
  Hospital Project, 5.45%, Due 7/01/03              1,350,000         1,346,463
                                                                   ------------
                                                                      7,906,437
Rhode Island 0.3%
Cranston, Rhode Island BAN,
  3.75%, Due 11/14/02                               5,800,000         5,800,986

South Carolina 0.1%
South Carolina Ports Authority Ports Revenue,
  7.50%, Due 7/01/03                                1,280,000         1,327,718

South Dakota 0.2%
Aberdeen, South Dakota EDR,
  2.90%, Due 5/01/29 (Putable at $100
  on 5/01/03) (j)                                   2,725,000         2,725,000

Tennessee 0.6%
Knox County, Tennessee IDB IDR - Spartan Fund
  Systems, Inc. Project,
  7.50%, Due 12/01/12 (Mandatory Put at $100
   on 12/01/02) (j)                                 1,500,000         1,503,975
Maryville, Tennessee IDB IDR - Spartan Food
  Systems, Inc. Project,
  7.50%, Due 12/01/12 (Mandatory Put at $100
  on 12/01/02) (j)                                  1,500,000         1,501,515
Tennessee Energy Acquisition Corporation Gas
  Revenue Notes, 3.50%, Due 6/25/03                 6,145,000         6,164,279
                                                                   ------------
                                                                      9,169,769
Texas 1.5%
Dallas, Texas Waterworks and Sewer System Revenue
  Refunding, 3.00%, 10/01/03 (f)                   23,500,000        23,715,965
Falcons Lair, Texas Utility and Reclamation
  District COP, 6.25%, Due 10/15/02 (i)               500,000           501,250
                                                                   ------------
                                                                     24,217,215
Virgin Islands 0.3%
Virgin Islands Public Finance Authority Revenue,
  5.00%, Due 10/01/03                               4,580,000         4,683,050

Virginia 0.5%
Pittsylvania County, Virginia GO,
  4.00%, Due 6/01/03 (j)                            9,000,000         9,015,840

Washington 0.1%
Skagit and Whatcom Counties,
  Washington Public Hospital District Number 304
  Revenue Refunding - Affiliated Health Services,
  4.90%, Due 12/01/02                                 715,000           715,794
Skagit County, Washington Public Hospital
  District Number 1 Revenue Refunding -
  Affiliated Health Services,
  4.90%, Due 12/01/02                                 540,000           540,599
Snohomish County, Sultan, Washington School
  District Number 311 GO, 2.75%, Due 9/15/03        1,000,000         1,006,190
                                                                   ------------
                                                                      2,262,583
Wisconsin 0.0%
Wisconsin Health and EFA Revenue -
  FH Healthcare Development, Inc. Project,
  5.00%, Due 11/15/02                                 695,000           695,563
                                                                   ------------
Total Municipal Bonds                                               186,260,094

SCHEDULES OF INVESTMENTS INSECURITIES (continued)               October 31, 2002

--------------------------------------------------------------------------------
            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                         Shares or
                                                         Principal      Value
                                                           Amount      (Note 2)
--------------------------------------------------------------------------------
Variable Rate Put Bonds (d) 23.8%
Alaska 1.2%
Valdez, Alaska Marine Terminal Revenue
  (Mandatory Put at $100 on 1/01/03):
  Arco Transportation Project,
  3.10%,  Due 5/01/31                                   $ 7,000,000  $ 7,001,050
  Phillips Project,  Series A,
  2.90%,  Due 5/01/31                                     7,500,000    7,500,000
  Phillips Project,  Series C,
  2.90%,  Due 5/01/31                                     5,000,000    5,000,800
                                                                     -----------
                                                                      19,501,850
Arizona 3.1%
Maricopa County Arizona Pollution
  Control Corporation PCR Refunding -
  Arizona Public Service Company Project:
  Series A, 3.30%, Due 5/01/29 (Mandatory
  Put at $100 on 11/01/02)                               15,300,000   15,300,426
  Series B, 3.30%, Due 5/01/29 (Mandatory
  Put at $100 on 11/01/02)                                8,300,000    8,300,000
  Series D, 3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03)                                 5,835,000    5,860,382
  Series F, 3.75%, Due 5/01/29 (Mandatory
  Put at $100 on 4/08/03)                                   625,000      626,594
Pima County, Arizona IDA MFHR -
  Casa Loma Apartments Project,
  1.63%,  Due 1/01/34 (Mandatory Put at
  $100 on 11/01/02)                                      20,440,000   20,440,000
                                                                     -----------
                                                                      50,527,402
California 1.2%
Chula Vista, California IDR,
  1.95%,  Due 12/01/27 (Mandatory Put at
   $100 on 2/12/03)                                      20,000,000   20,000,000

Colorado 2.5%
Colorado Health Facilities Authority
  Revenue EXTRAS - Baptist Home
  Association of the Rocky Mountains, Inc.
  Project,7.50%,  Due 8/15/27 (Putable at
  $100 and Rate Reset Effective on 8/15/03)               3,000,000    2,996,370
Ironwood Trust Pass-Thru Certificates,
  2.80%,  Due 1/01/04 (Mandatory Put at
  $100 on 1/01/03) (i) (j)                                5,575,000    5,575,000
USBI Trust Pass-Thru Certificates,
  Series 1998-D, 2.90%, Due 12/01/03
  (Mandatory Put at $100 on 12/01/02) (j)                31,875,000   31,875,000
                                                                     -----------
                                                                      40,446,370
Florida 0.4%
Ivy Walk Apartments Trust Variable Rate
  Pass-Thru Certificates, 1.83%, Due 3/01/07
  (Mandatory Put at $100 on 11/01/02)                     6,525,000    6,525,000

Illinois 0.2%
Illinois Health Facilities Authority
  Revenue EXTRAS - Covenant Retirement
  Communities, Inc.  Project,
  5.25%,  Due 12/01/22 (Putable at $100 and
  Rate Reset Effective 12/01/02)                          3,500,000    3,505,600

Indiana  1.8%
Anderson, Indiana MFHR - Cross Lakes
  Apartments Project,1.428%, Due 7/01/33
  (Mandatory Put at $100 on 11/01/02)                     8,175,000    8,175,000
Indiana DFA PCR Refunding - Southern
 Indiana Gas and Electric Project
 (Mandatory Put at $100 on 3/01/03):
 4.40%, Due 3/01/20                                         590,000      592,744
 4.40%, Due 3/01/30                                      11,100,000   11,136,963
Indianapolis, Indiana MFHR - Covered
  Bridge Project, 1.428%, Due 4/01/30
  (Mandatory Put at $100 on 11/01/02)                     9,660,000    9,660,000
                                                                     -----------
                                                                      29,564,707
Kansas 0.2%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power & Light Company
  Project, 4.50%,Due 10/01/17
  (Mandatory Put at $100 on 9/01/03)                      4,000,000    4,073,800

Kentucky  0.5%
Scottsville, Kentucky IDR - Sumitomo
  Electric Wiring Systems, Inc.
  Project, 5.00%,Due 11/01/02 (j)                         7,775,000    7,775,000

Louisiana 3.6%
Louisiana Public Facilities Authority MFHR
Refunding - Whitten Foundation
Project (Mandatory Put at $100 on 8/31/03):
  2.65%, Due 8/01/32                                     35,000,000   34,962,550
  5.65%, Due 8/01/32                                     19,850,000   17,319,125
St. Charles Parish,  Louisiana PCR
  Refunding - Entergy Louisiana, Inc.
  Project, 5.35%,Due 10/01/29
  (Mandatory Put at $100 on 10/01/03)                     7,000,000    7,005,740
                                                                     -----------
                                                                      59,287,415
Montana 0.5%
Forsyth, Montana PCR Refunding - Portland
  General Electric Company Project
  (Mandatory Put at $100 on 5/01/03):
  4.60%, Due 5/01/33                                      6,570,000    6,315,150
  4.75%, Due 5/01/33                                      2,735,000    2,630,578
                                                                     -----------
                                                                       8,945,728
New Mexico 0.1%
New Mexico Regional Housing
  Authority Region IV MFHR -
  Washington Apartments Project,
  2.25%, Due 7/01/44 (Mandatory
  Put at $100 on 12/15/02) (j)                            1,450,000    1,449,101

New York 0.2%
New York Power Authority
  Revenue and General Purpose
  GO, 2.95%,Due 3/01/07
  (Mandatory Put at $100 on 9/02/03)                      3,475,000    3,507,526

Ohio 3.1%
Ohio Air Quality Development
  Authority PCR Refunding:
  Cleveland Electric Illuminating
  Project, 4.60%,Due 10/01/30
  (Mandatory Put at $100 on 10/01/03)                     3,085,000    3,095,458
  Toledo Edison Company Pollution
  Control Project, 4.00%, Due 9/01/33
  (Mandatory Put at $100 on 9/01/03)                      3,700,000    3,693,599


--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Ohio Air Quality Development
  Authority Revenue - Cincinnati
  Gas & Electric Company Project,
  3.60%, Due 8/01/33 (Mandatory Put at
  $100 on 8/01/03)                                   $ 5,100,000     $ 5,130,243
Ohio Air Quality Development Authority
  Revenue Refunding - Ohio Edison
  Company Project:
  4.30%, Due 6/01/33 (Mandatory Put at
  $100 on 6/01/03)                                       850,000         847,425
  4.85%, Due 2/01/15 (Mandatory Put at
  $100 on 2/01/03)                                    12,000,000      12,034,560
Ohio Water Development Authority
  Facilities PCR Refunding:
  Cleveland Electric Illuminating
  Company Project, 4.60%, Due 10/01/30
  (Mandatory Put at $100 on 10/01/03)                  5,950,000       5,970,170
  Ohio Edison Company Project,
  4.30%, Due 6/01/33 (Mandatory Put at
  $100 on 6/01/03)                                    20,500,000      20,509,840
                                                                     -----------
                                                                      51,281,295
Oregon 0.2%
Port Morrow, Oregon PCR Refunding -
  Portland General Electric Company
  Project, 4.60%, Due 5/01/33
  (Mandatory Put at $100 on 5/01/03)                   1,000,000         959,740
Port of Portland, Oregon Terminal
  Facilities Revenue - Union Pacific
  Railroad Company Project,
  5.30%, Due 12/01/06 (Putable at $100 and
  Rate Reset Effective 12/01/02)                       2,128,379       2,125,000
                                                                     -----------
                                                                       3,088,119
Pennsylvania 2.3%
Beaver County, Pennsylvania IDA PCR
  Refunding - Cleveland Electric Project,
  4.60%, Due 10/01/30 (Mandatory Put at
  $100 on 10/01/03)                                    5,016,950       5,000,000
Clinton County, Pennsylvania IDA Solid
  Waste Disposal Revenue - International
  Paper Company Project, 3.70%,
  Due 9/01/22 (Mandatory Put at
  $100 on 1/15/03)                                    26,500,000      26,520,405
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding EXTRAS -
  The Meadowood Corporation Project,
  5.50%, Due 12/01/19 (Putable at $100 and
  Rate Reset Effective 12/01/02)                       4,000,000       3,998,520
Philadelphia, Pennsylvania IDA Health
  Care Facilities Revenue EXTRAS - Pauls
  Run Project, 5.125%, Due 5/15/28
   (Putable at $100 and Rate Reset
   Effective 5/15/03)                                  2,000,000       1,990,380
                                                                     -----------
                                                                      37,526,255

Tennessee 0.2%
Shelby County, Tennessee Health,
  Educational and Housing Facilities Board
  Health Care Facilities Revenue EXTRAS -
  Kirby Pines Retirement Community
  Project, 5.50%, Due 11/15/27 (Mandatory
  Put at $100 on 11/15/02)                             2,450,000       2,449,755

Texas 2.3%
Brazos River Authority PCR Refunding -
  Texas Utilities Electric Company Project,
  4.80%, Due 4/01/33 (Mandatory Put at
  $100 on 4/01/03)                                    20,000,000      19,572,600
North Central Texas Health Facility
  Development Corporation Health
  Facility Development Revenue EXTRAS -
  C.C. Young Memorial Home Project,
  5.00%, Due 2/15/28 (Putable at $100 and
  Rate Reset Effective 2/15/03)                        1,575,000       1,573,677
Tarrant County, Texas HFC MFHR -
  Windrush Project, 6.00%, Due 10/01/34
  (Mandatory Put at $100 on 4/01/03) (i)               3,780,000       3,812,092
Texarkana, Texas HFC MFHR - Tanglewood
  Terrace Apartments Project,
  5.25%, Due 6/01/29 (Mandatory Put at
  $100 on 6/01/03) (i)                                 4,215,000       3,582,750
Trinity River Authority PCR Revenue -
  TXU Electric Company Project,
  4.90%, Due 5/01/28 (Mandatory Put at
  $100 on 5/01/03)                                    10,025,000       9,810,064
                                                                     -----------
                                                                      38,351,183
Virginia 0.2%
Rockingham County, Virginia IDA
  Residential Care Facility First Mortgage
  Revenue - Virginia Mennonite Retirement
  Community Project, 5.10%, Due 4/01/32
  (Putable at $100 and Rate Reset
  Effective 4/01/03)                                   3,250,000       3,240,998
                                                                     -----------
Total Variable Rate Put Bonds                                        391,047,104

Annual Variable Rate Put Bonds (d) 0.1%
Ohio
Sharonville, Ohio IDR - Ralston Purina
  Company Project, 3.25%, Due 12/01/02                 1,000,000       1,000,000

Semi-Annual Variable Rate Put Bonds (d) 0.1%
California
Huntington Park, California Redevelopment
  Agency IDR - Huntington Park Project,
  4.00%, Due 2/01/03 (j)                               1,070,000       1,070,000

Taxable Monthly Variable Rate Put Bonds (d) 0.9%
New York
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals
  Project, 7.25%, Due 11/07/02                        15,000,000      15,000,000

Monthly Variable Rate Put Bonds (d) 7.0%
California 0.9%
California Statewide Communities
  Development Authority COP:
  Eskaton Properties, Inc. Project,
  2.75%, Due 11/28/02                                 13,400,000      13,400,000
  Retirement Housing Foundation
  Project, 2.40%,Due 11/13/02                          1,650,000       1,650,000
                                                                     -----------
                                                                      15,050,000
Florida 1.0%
Brevard County, Florida Health Facilities
  Authority Revenue Refunding -
  Retirement Housing Foundation
  Project, 2.40%,Due 11/13/02 (j)                     11,750,000      11,750,000


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Volusia County, Florida IDA Revenue
  Refunding, 2.40%, Due 11/13/02 (j)                 $ 4,800,000    $  4,800,000
                                                                    ------------
                                                                      16,550,000
Illinois 1.6%
Illinois DFA PCR Refunding - Illinois Power
  Company Project, 3.15%, Due 11/04/02 (j)            27,000,000      26,998,880

Indiana 0.2%
Clarksville Industry Revenue Refunding -
  Retirement Housing Foundation
  Project, 2.40%, Due 11/13/02 (j)                     3,000,000       3,000,000

Kansas 0.8%
Burlington, Kansas Environmental
  Improvement Revenue Refunding -
  Kansas City Power and Light Company
  Project:
  2.65%, Due 11/11/02                                  2,750,000       2,749,540
  3.25%, Due 11/21/02                                 10,000,000      10,000,000
                                                                    ------------
                                                                      12,749,540
Kentucky 0.0%
Kentucky EDFA Revenue Refunding -
  Retirement Housing Foundation Project,
  2.40%, Due 11/13/02 (j)                                200,000         200,000

Louisiana 0.7%
Calcasieu Parish, Louisiana Memorial
  Hospital Service District Hospital
  Revenue - Lake Charles Memorial Hospital
  Project, 3.00%, Due 12/04/02 (j)                    10,720,000      10,720,000

Massachusetts 0.6%
Massachusetts Industrial Finance Agency
  Industrial Revenue - New England Milling
  Company Project, 3.41%, Due 12/02/02 (j)            10,000,000      10,000,000

New York 0.8%
New York Dormitory Authority Revenue -
  Mount Sinai and NYU Hospitals
  Project, 4.00%, Due 11/07/02                        12,200,000      12,200,000

South Dakota 0.4%
Sioux Falls, South Dakota EDR Refunding -
  City Centre Hotel Corporation Project,
  7.00%, Due 12/02/02                                  7,241,401       7,196,142
                                                                    ------------
Total Monthly Variable Rate Put Bonds                                114,664,562

Weekly Variable Rate Put Bonds (d) 15.2%
Alabama 1.0%
Birmingham, Alabama Baptist Medical
  Center Special Care Facilities Financing
  Authority Revenue - Baptist Health System
  Project, 2.98%, Due 11/06/02 (f) (j)                16,500,000      16,599,165

Arkansas 0.1%
Searcy, Arkansas IDR - Yarnell Ice Cream
  Company Project, 2.28%, Due 11/06/02 (j)             2,300,000       2,300,000

Colorado 1.7%
Denver, Colorado City and County MFHR
  Refunding - The Seasons Apartments
  Project, 3.48%, Due 11/07/02                        27,800,000      28,425,500

Georgia 1.2%
Bibb County, Georgia Development
  Authority Environmental Improvement
  Revenue Refunding, 4.07%, Due 11/07/02               9,815,000       9,815,000
Jefferson, Georgia Development Authority
  IDR - Sumitomo Plastics America, Inc.
  Project, 3.90%, Due 11/06/02 (j)                     5,000,000       5,000,000
Thomaston-Upson County, Georgia IDA
  IDR - Yamaha Music Manufacturing
  Project, 5.05%, Due 11/07/02 (j)                     5,000,000       5,000,000
                                                                    ------------
                                                                      19,815,000
Illinois 3.4%
Illinois DFA IDR - THK America, Inc.
  Project, 5.05%, Due 11/06/02 (j)                     3,700,000       3,700,000
Illinois DFA PCR Refunding - Illinois
  Power Company Project,
  3.50%, Due 11/05/02 (j)                             50,715,000      50,715,000
Salem, Illinois IDR - Americana Building
  Products Project, 3.10%, Due 11/07/02 (j)            2,015,000       2,015,000
                                                                    ------------
                                                                      56,430,000
Kansas 0.3%
Kansas City, Kansas Private Activity
  Revenue Refunding - Inland Container
  Corporation Project, 3.02%, Due 11/07/02             5,200,000       5,200,000

Kentucky 1.0%
Bowling Green, Kentucky IBR - TWN
  Fastener, Inc. Project,
  5.05%, Due 11/06/02 (j)                              8,725,000       8,725,000
Hopkinsville, Kentucky IDR - Douglas
  Autotech Corporation Project,
  5.05%, Due 11/06/02 (j)                              6,900,000       6,900,000
                                                                    ------------
                                                                      15,625,000
Louisiana 0.1%
Louisiana Local Government Environmental
  Facilities and Community Development
  Authority Revenue - Cospolich, Inc.
  Project, 2.70%, Due 11/06/02 (j)                     1,800,000       1,800,000

Michigan 0.1%
Lansing, Michigan Limited Obligation
  EDC IDR - Ashland Oil, Inc.
  Project, 3.04%, 11/08/02                             1,400,000       1,400,000

Minnesota 0.7%
Edina, Minnesota MFMR Refunding -
  Vernon Terrace Project,
  2.60%, Due 11/07/02                                  5,845,000       5,845,000
North Suburban Hospital District
  CDR Refunding - Excel Realty Partners
  Project, 3.25%, Due 11/08/02                         5,300,000       5,300,000
                                                                    ------------
                                                                      11,145,000
Missouri 0.4%
Jefferson County, Missouri IDA Industrial
  Revenue Refunding - Festus Manor
  Nursing Home Project,
  2.73%, Due 11/06/02 (j)                              1,295,000       1,295,000
St. Louis, Missouri Planned Industrial
  Expansion Authority IDR - Italgrani
  USA, Inc. Project, 2.30%, Due 11/08/02 (j)           1,900,000       1,900,000

--------------------------------------------------------------------------------

            STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND (continued)

                                                Shares or
                                                Principal               Value
                                                 Amount                (Note 2)
--------------------------------------------------------------------------------

St. Louis, Missouri Port Authority
  IDR Refunding - Italgrani USA, Inc.
  Project, 2.75%, Due 11/06/02 (j)             $ 2,600,000           $ 2,600,000
                                                                     -----------
                                                                       5,795,000

North Carolina 0.2%
Martin County, North Carolina
  Industrial Facilities and PCFA Revenue
  Refunding - Weyerhaeuser Company
  Project, 3.82%, Due 11/08/02                   4,000,000             4,000,000

Oregon 0.2%
Oregon EDR - Toyo Tanso USA, Inc.
  Project, 4.60%, Due 11/07/02 (j)               3,000,000             3,000,000

Puerto Rico 1.6%
Puerto Rico Commonwealth
  Infrastructure Financing Authority
  Special Obligation, 1.98%, Due 11/06/02       26,840,000            26,840,000

South Carolina 0.1%
Richland County, South Carolina IDR -
  Ashland Oil Project, 3.04%, Due 11/08/02       1,400,000             1,400,000

Texas 1.1%
Angelina and Neches River Authority
  Refunding - Temple-Inland Forest Products
  Corporation Project, 4.07%, Due 11/07/02       7,350,000             7,350,000
Deer Park, Texas Port Development
  Corporation IDR - Ashland Oil, Inc.
  Project, 3.04%, Due 11/08/02                   4,700,000             4,700,000
Waller County, Texas IDC IDR - McKesson
  Water Products Projects,
  2.95%, Due 11/06/02                            6,000,000             6,000,000
                                                                     -----------
                                                                      18,050,000

Virginia 0.1%
Virginia Small Business Financing Authority
  IDR - International Parkway Association
  Project, 1.85%, Due 11/06/02 (j)               2,390,000             2,390,000

Washington 0.3%
Lummi Nation, Washington Revenue -
  Life Assisted Living Project,
  2.80%, Due 11/07/02 (j)                        1,655,000             1,655,000
Yakima, Washington Housing Authority
  Revenue - Klickitat Valley Hospital
  Project, 2.80%, Due 11/07/02 (j)               3,215,000             3,215,000
                                                                     -----------
                                                                       4,870,000

Wisconsin 0.4%
Delafield, Wisconsin Community
  Development Authority Revenue -
  University Lake School Project,
  1.85%, Due 11/07/02 (j)                        1,000,000             1,000,000
Green Bay, Wisconsin Brown County
  Professional Football Stadium Revenue -
  Lambeau Field Renovation Project,
  1.75%, Due 11/07/02 (j)                          200,000               200,000
                                                                     -----------
Milwaukee, Wisconsin Redevelopment
  Authority Development Revenue
  Refunding - Helwig Carbon Products
  Project, 2.05%, Due 11/07/02 (j)               1,895,000             1,895,000

Milwaukee, Wisconsin Redevelopment
  Authority Revenue (j):
  American Society for Quality Project,
  1.90%, Due 11/07/02                          $   195,000        $      195,000
  Cathedral Place Parking Facility Project,
  1.89%, Due 11/08/02                            3,200,000             3,200,000
                                                                  --------------
                                                                       6,490,000

Wyoming 1.2%
Converse County, Wyoming PCR Refunding,
  3.00%, Due 11/08/02                           10,000,000            10,000,000
Gillette, Campbell County, Wyoming
  Environmental Improvement Revenue -
  Black Hills Power and Light Company
  Project, 3.45%, Due 11/08/02                   2,580,000             2,580,000
Sweetwater County, Wyoming PCR
  Refunding, 3.00%, Due 11/08/02                 6,305,000             6,305,000
                                                                  --------------
                                                                      18,885,000
                                                                  --------------
Total Weekly Variable Rate Put Bonds                                 250,459,665

Daily Variable Rate Put Bonds (d) 1.5%
Illinois 0.9%
Illinois DFA Revenue - Provena Health
  Project, 2.35%, Due 11/01/02 (j)              14,925,000            14,925,000

Virginia 0.2%
Richmond, Virginia IDA Revenue -
  Cogentrix of Richmond, Inc. Project,
  2.10%, Due 11/01/02 (j)                        4,000,000             4,000,000

Wyoming 0.4%
Converse County, Wyoming Environmental
  Improvement Revenue - PacifiCorp
  Project, 3.00%, Due 11/01/02                   2,700,000             2,700,000
Lincoln County, Wyoming Environmental
  Improvement Revenue - PacifiCorp
  Project, 3.00%, Due 11/01/02                   3,600,000             3,600,000
                                                                  --------------
                                                                       6,300,000
                                                                  --------------
Total Daily Variable Rate Put Bonds                                   25,225,000

Municipal Money Market Funds 2.3%
Multiple States
Strong Municipal Money Market Fund (g)           8,900,000             8,900,000
Strong Tax-Free Money Fund (g)                  29,050,000            29,050,000
                                                                  --------------
                                                                      37,950,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,023,983,190)                 1,022,676,425
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,691,999,739) 102.7%       1,688,723,353
Other Assets and Liabilities, Net (2.7)                              (44,050,469)
--------------------------------------------------------------------------------
Net Assets 100.0%                                                 $1,644,672,884
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying       Unrealized
                                     Expiration    Face Amount     Appreciation
                                        Date        at Value      (Depreciation)
--------------------------------------------------------------------------------

Sold:
170 Five-Year U.S. Treasury Notes      12/02       $19,334,844      ($337,656)


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      October 31, 2002
------------------------------------------------------------------------------------------------------------------------

                                             STRONG HERITAGE MONEY FUND

                                                                     Principal     Yield to    Maturity     Amortized
                                                                       Amount      Maturity    Date (d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.5%
Wachovia Bank National Association                                  $10,000,000     1.73%      11/07/02     $10,000,000
------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                                10,000,000
------------------------------------------------------------------------------------------------------------------------
Commercial Paper 64.1%
Abbey National North America LLC (j)                                 15,000,000     1.75       11/05/02      14,997,083
                                                                      1,500,000     1.75       12/10/02       1,497,156
Alaska HFC                                                           10,000,000     1.75       11/13/02       9,994,166
                                                                     18,000,000     1.75       12/10/02      17,965,875
Alliance & Leicester PLC (b)                                          5,250,000     1.77       11/18/02       5,245,661
American Honda Finance Corporation (j)                                8,000,000     1.75       11/05/02       7,998,444
Amstel Funding Corporation (b) (j)                                   30,000,000     1.80       11/04/02      29,995,500
Atlantis One Funding Corporation (b) (j)                             22,603,000     1.77       11/19/02      22,582,996
BP Trinidad and Tobago LLC (b)                                       25,000,000     1.77       11/12/02      24,986,479
                                                                      5,000,000     1.80       11/15/02       4,996,500
Barton Capital Corporation (b) (j)                                   14,500,000     1.75       11/08/02      14,495,039
                                                                      6,500,000     1.75       11/13/02       6,496,208
                                                                      2,950,000     1.78       11/18/02       2,947,520
Blue Ridge Asset Funding Corporation (b) (j)                         13,000,000     1.75       11/04/02      12,998,104
                                                                     10,000,000     1.77       11/22/02       9,989,675
CBA Delaware Finance, Inc. (j)                                       25,000,000     1.76       11/06/02      24,993,889
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue (j)       10,000,000     1.77       11/13/02      10,000,000
California PCFA Environmental Improvement Revenue (j)                25,000,000     1.77       11/05/02      25,000,000
Chevron UK Investment PLC (b) (j)                                     7,100,000     1.73       11/15/02       7,095,223
                                                                     17,000,000     1.75       11/01/02      17,000,000
                                                                      5,300,000     1.75       11/05/02       5,298,969
Compass Securitization LLC (b) (j)                                   10,055,000     1.78       11/18/02      10,046,548
                                                                      6,320,000     1.78       11/19/02       6,314,375
                                                                      5,000,000     1.78       11/20/02       4,995,303
Computer Sciences Corporation (b)                                    18,650,000     1.77       11/12/02      18,639,913
                                                                      4,000,000     1.77       11/21/02       3,996,067
Danske Corporation (j)                                                4,300,000     1.77       11/07/02       4,298,732
                                                                      7,700,000     1.77       11/25/02       7,690,914
                                                                      2,600,000     1.79       11/04/02       2,599,613
Den Norske Bank                                                      18,700,000     1.77       11/07/02      18,694,484
Duke University (j)                                                   5,350,000     1.75       11/12/02       5,347,139
                                                                      3,306,000     1.75       11/13/02       3,304,072
E.W. Scripps Company (b)                                             15,000,000     1.75       12/18/02      14,965,729
First Data Corporation                                               13,000,000     1.75       11/05/02      12,997,472
                                                                     15,000,000     1.80       11/19/02      14,986,500
Fortis Funding LLC (b) (j)                                           25,000,000     1.75       11/15/02      24,982,986
Gannett, Inc. (b)                                                    12,585,000     1.74       11/14/02      12,577,092
                                                                     15,000,000     1.76       11/15/02      14,989,733
Greenwich Funding Corporation (b)                                    18,000,000     1.78       11/04/02      17,997,330
Gulf Coast IDA Environmental Facilities Revenue (j)                  10,000,000     1.77       11/08/02      10,000,000
Gulf Coast Waste Disposal Authority PCR (j)                          25,000,000     1.77       11/06/02      25,000,000
Harley Davidson Dealer Funding Corporation (b) (j)                    6,950,000     1.74       11/08/02       6,947,649
                                                                      3,250,000     1.75       11/05/02       3,249,368
                                                                      5,000,000     1.75       11/21/02       4,995,139
ING U.S. Funding LLC (j)                                             26,000,000     1.76       11/22/02      25,973,307
Knight Ridder, Inc. (b)                                              31,800,000     1.79       11/01/02      31,800,000
Landesbank Schleswig-Holstein Girozentrale (b)                       28,500,000     2.34       2/03/03       28,326,237
Liberty Street Funding Corporation (b) (j)                            6,000,000     1.77       11/12/02       5,996,755
                                                                     21,000,000     1.78       11/15/02      20,985,503
Eli Lilly & Company (j)                                              26,000,000     3.33       3/22/03       26,139,609
Long Island, New York College Hospital (j)                           10,000,000     1.78       11/14/02       9,993,572
                                                                     10,700,000     1.80       12/13/02      10,677,530
MGIC Investment Corporation (b)                                       6,000,000     1.78       11/13/02       5,996,440
                                                                      5,323,000     1.95       11/08/02       5,320,982
Market Street Funding Corporation (b) (j)                            20,000,000     1.78       11/12/02      19,989,122
                                                                      6,914,000     1.80       11/21/02       6,907,086
Marmon Holdings, Inc. (b) (j)                                         3,900,000     1.78       11/13/02       3,897,686
Morgan Stanley, Dean Witter & Company                                28,000,000     1.76       11/14/02      27,982,204


------------------------------------------------------------------------------------------------------------------------------------

                                         STRONG HERITAGE MONEY FUND (continued)

                                                                                Principal      Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
National Australia Funding, Inc. (j)                                           $13,500,000       1.75%      11/07/02 $   13,496,063
Nieuw Amsterdam Receivables Corporation (b) (j)                                 15,000,000       1.80       11/12/02     14,991,750
                                                                                 8,019,000       1.85       11/04/02      8,017,764
Nordea North America, Inc. (b) (j)                                               5,000,000       1.76       12/12/02      4,989,978
Oakland-Alameda County, California Coliseum Authority Lease Revenue (j)         20,000,000       1.77       11/12/02     20,000,000
                                                                                 7,550,000       1.78       12/02/02      7,550,000
                                                                                25,000,000       1.80       11/01/02     25,000,000
Old Line Funding Corporation (b) (j)                                            10,000,000       1.75       11/14/02      9,993,681
                                                                                 6,187,000       1.78       11/20/02      6,181,188
Parker-Hannifin Corporation (b)                                                  4,000,000       1.76       11/07/02      3,998,827
                                                                                 3,000,000       1.76       11/08/02      2,998,973
                                                                                 7,716,000       1.77       11/05/02      7,714,483
                                                                                 4,300,000       1.77       11/12/02      4,297,674
                                                                                 7,000,000       1.78       11/01/02      7,000,000
Peacock Funding Corporation (b) (j)                                              5,484,000       1.77       11/14/02      5,480,495
                                                                                10,000,000       1.77       11/20/02      9,990,658
                                                                                 5,564,000       1.78       11/06/02      5,562,624
Polonius, Inc. (b) (j)                                                           6,000,000       1.76       11/07/02      5,998,240
                                                                                12,000,000       1.79       11/12/02     11,993,437
                                                                                10,000,000       1.80       11/20/02      9,990,500
Rio Tinto, Ltd. (b) (j)                                                          4,000,000       1.74       11/13/02      3,997,680
                                                                                 5,425,000       1.75       11/05/02      5,423,945
                                                                                10,000,000       1.75       11/29/02      9,986,389
                                                                                10,508,000       1.76       11/25/02     10,495,671
Royal Bank of Canada                                                            25,000,000       1.75       12/06/02     24,957,465
Salomon Smith Barney Holdings, Inc.                                             27,000,000       1.76       11/06/02     26,993,400
Sheffield Receivables Corporation (b) (j)                                        8,218,000       1.78       11/19/02      8,210,686
                                                                                10,000,000       1.78       11/27/02      9,987,144
Societe Generale North America, Inc. (j)                                         5,000,000       1.78       11/25/02      4,994,067
Society of New York Hospital Fund, Inc. (j)                                     12,000,000       1.76       11/08/02     11,995,893
Spintab-Swedmortgage AB                                                         25,000,000       1.76       11/18/02     24,979,222
Stellar Funding Group, Inc. (b) (j)                                              9,000,000       1.78       11/18/02      8,992,435
                                                                                 3,458,000       1.80       11/13/02      3,455,925
                                                                                 4,217,000       1.85       11/08/02      4,215,483
Sunflowers Funding Corporation (b) (j)                                          21,150,000       1.78       11/08/02     21,142,680
                                                                                 3,750,000       1.80       11/01/02      3,750,000
Svenska Handelsbank, Inc. (j)                                                    2,800,000       1.75       11/06/02      2,799,319
Sydney Capital, Inc. (b) (j)                                                    18,000,000       1.80       11/12/02     17,990,100
                                                                                 4,415,000       1.80       11/15/02      4,411,910
                                                                                 4,066,000       1.80        1/15/03      4,050,753
Tasman Funding, Inc. (b) (j)                                                    20,344,000       1.78       11/18/02     20,326,900
                                                                                 9,000,000       1.80       11/14/02      8,994,150
Thunder Bay Funding, Inc. (b) (j)                                               15,000,000       1.76       11/01/02     15,000,000
                                                                                 5,731,000       1.78       11/25/02      5,724,199
Toyota Credit de Puerto Rico Corporation                                         8,865,000       1.76       11/19/02      8,857,199
                                                                                15,392,000       1.76       11/20/02     15,377,703
Tulip Funding Corporation (b) (j)                                               15,000,000       1.75       11/12/02     14,991,979
                                                                                13,000,000       1.78       11/26/02     12,983,931
UBS Finance, Inc. (j)                                                           27,000,000       1.75       11/20/02     26,975,063
Variable Funding Capital Corporation (b) (j)                                    10,000,000       1.75       11/06/02      9,997,569
                                                                                 7,000,000       1.75       11/07/02      6,997,958
Waterfront Funding Corporation (b) (j)                                          18,211,000       1.78       11/22/02     18,192,067
                                                                                10,000,000       1.80       11/15/02      9,993,000
Windmill Funding Corporation (b) (j)                                            16,000,000       1.77       11/18/02     15,986,627
Yorkshire Building Society                                                      19,000,000       1.77       11/22/02     18,980,383
                                                                                 4,210,000       1.77       11/26/02      4,204,825
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                1,367,836,733
------------------------------------------------------------------------------------------------------------------------------------
Corporate Obligations 1.8%
General Electric Capital Corporation Medium-Term Notes, Tranche #481,
   5.375%, Due 1/15/03                                                          19,525,000       5.38       1/15/03      19,644,780
Merrill Lynch & Company, Inc. Medium-Term Notes, 2.45%, Due 3/24/03             20,000,000       2.45       3/24/03      20,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                              39,644,780
------------------------------------------------------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                                         STRONG HERITAGE MONEY FUND (continued)

                                                                 Principal      Yield to     Maturity        Amortized
                                                                  Amount        Maturity     Date (d)      Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.4%
Goldman Sachs & Company (i)                                    $ 30,000,000       1.86%       1/21/03     $   30,000,000
------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                        30,000,000
------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 11.5%
Alameda, California Public Finance Authority Revenue              6,500,000       2.05       11/07/02          6,500,000
Alaska HFC                                                        6,970,000       1.82       11/07/02          6,970,000
American Honda Finance Corporation                               20,000,000       1.80        1/17/03         20,000,000
Arbor Properties, Inc.                                            5,780,000       1.94       11/06/02          5,780,000
Bank One Corporation                                             17,000,000       2.09       11/29/02         17,011,756
Botsford General Hospital Revenue                                 4,240,000       1.85       11/29/02          4,240,000
Citigroup, Inc.                                                   7,000,000       1.90       11/29/02          7,004,002
Colorado HFA                                                     17,070,000       2.15       11/06/02         17,070,000
Colorado Housing and Finance Authority SFMR                      15,000,000       1.85       11/06/02         15,000,000
Convenience Holding Company LLC                                   5,000,000       1.85       11/07/02          5,000,000
Cornerstone Funding Corporation I, Series 2001A                   9,700,000       1.89       11/07/02          9,700,000
Cornerstone Funding Corporation I, Series 2001D                   6,166,000       1.89       11/07/02          6,166,000
Denver, Colorado City and County Airport Revenue Refunding        2,500,000       1.95       11/06/02          2,500,000
Derry Township, Pennsylvania Industrial & CDA Facility
  Revenue - Giant Center Project                                 11,000,000       2.00       11/07/02         11,000,000
First Union National Bank                                         9,000,000       1.88       12/04/02          9,006,500
Franklin Avenue Associates LP                                     6,000,000       2.05       11/04/02          6,000,000
Links Finance LLC (b)                                            30,000,000       1.78       11/15/02         30,000,000
Nationwide Building Society                                      25,000,000       1.85       11/15/02         25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                           5,600,000       1.79       11/01/02          5,600,000
Verizon Global Funding Corporation (b)                           26,000,000       1.80       11/18/02         25,997,072
Wake Forest University                                            6,290,000       1.85       11/07/02          6,290,000
Willacoochie, Georgia Development Authority PCR                   4,800,000       1.85       11/06/02          4,800,000
------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                        246,635,330
------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 13.7%
Federal Home Loan Bank Notes:
  1.85%, Due 11/03/03                                            23,000,000       1.85       11/03/03         23,000,000
  2.01%, Due 11/17/03                                            20,575,000       2.01       11/17/03         20,575,000
  2.01%, Due 11/19/03                                            30,000,000       2.01       11/19/03         30,000,000
  2.06%, Due 10/10/03                                            50,000,000       2.06       10/10/03         50,000,000
  2.07%, Due 9/23/03                                             55,000,000       2.07        9/23/03         55,000,000
  2.60%, Due 6/03/03                                             18,000,000       2.60        6/03/03         18,000,000
  3.00%, Due 4/23/03                                             26,000,000       3.00        4/23/03         26,000,000
  3.00%, Due 4/30/03                                             45,000,000       3.00        4/30/03         45,000,000
Federal Home Loan Mortgage Corporation:
  2.60%, Due 4/08/03                                             25,000,000       2.60        4/08/03         25,000,000
------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                               292,575,000
------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 7.0%
ABN AMRO Inc. (Dated 10/31/02), 1.92%, Due 11/01/02
  (Repurchase proceeds $149,407,968); Collateralized by:
  United States Government & Agency Issues (h)                  149,400,000       1.92       11/01/02        149,400,000
State Street Bank (Dated 10/31/02), 1.50%, Due 11/01/02
  (Repurchase proceeds $25,301); Collateralized by:
  United States Government & Agency Issues (h)                       25,300       1.50       11/01/02             25,300
------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                  149,425,300
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                     2,136,117,143
Other Assets and Liabilities, Net (0.0)%                                                                        (213,301)
------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                         $2,135,903,842
========================================================================================================================

--------------------------------------------------------------------------------------------------------------------

                                              STRONG MONEY MARKET FUND

                                                                   Principal   Yield to     Maturity     Amortized
                                                                    Amount     Maturity     Date (d)   Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------
Certificates of Deposit 0.7%
Wachovia Bank National Association                               $15,000,000     1.73%      11/07/02     $15,000,000
--------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit                                                                             15,000,000
--------------------------------------------------------------------------------------------------------------------
Commercial Paper 57.9%
Abbey National North America LLC (j)                              12,400,000     1.75       11/05/02      12,397,589
Alaska HFC                                                         6,950,000     1.75       11/13/02       6,945,946
                                                                  15,050,000     1.75       12/10/02      15,021,468
Alliance & Leicester PLC (b)                                       1,350,000     1.77       11/18/02       1,348,872
American Honda Finance Corporation (j)                            12,000,000     1.75       11/05/02      11,997,667
Amstel Funding Corporation (b) (j)                                 8,700,000     1.80       11/04/02       8,698,695
                                                                  11,300,000     1.80       11/14/02      11,292,655
Atlantis One Funding Corporation (b) (j)                          15,000,000     1.77       11/19/02      14,986,725
BP Trinidad and Tobago LLC (b) (j)                                25,000,000     1.77       11/12/02      24,986,479
                                                                   5,000,000     1.80       11/15/02       4,996,500
BNP Paribas Finance, Inc. (j)                                     28,700,000     2.14       11/06/02      28,691,470
Barclays U.S. Funding Corporation (j)                              8,800,000     1.75       12/02/02       8,786,739
                                                                  12,124,000     1.75       11/08/02      12,119,854
Barton Capital Corporation (b) (j)                                 4,000,000     1.75       11/13/02       3,997,667
Blue Ridge Asset Funding Corporation (b) (j)                      12,000,000     1.75       11/04/02      11,998,250
                                                                  10,000,000     1.77       11/22/02       9,989,675
CBA Delaware Finance, Inc. (j)                                     1,700,000     1.76       11/01/02       1,700,000
                                                                  15,000,000     1.76       11/06/02      14,996,333
                                                                   1,350,000     1.76       11/19/02       1,348,812
Calcasieu Parish, Inc. Louisiana IDB Environmental Revenue (j)     6,500,000     1.77       11/13/02       6,500,000
California PCFA Environmental Improvement Revenue (j)             22,500,000     1.77       11/05/02      22,500,000
Chevron UK Investment PLC (b) (j)                                  8,600,000     1.73       11/15/02       8,594,214
                                                                  13,000,000     1.75       11/01/02      13,000,000
                                                                   9,700,000     1.75       11/05/02       9,698,114
Compass Securitization LLC (b) (j)                                15,000,000     1.78       11/20/02      14,985,908
Computer Sciences Corporation (b)                                 11,000,000     1.75       11/18/02      10,990,854
                                                                  11,000,000     1.77       11/12/02      10,994,051
                                                                   5,350,000     1.77       11/21/02       5,344,739
Danske Corporation (j)                                             2,800,000     1.77       11/12/02       2,798,486
                                                                  28,500,000     1.77       11/25/02      28,466,370
Den Norske Bank                                                   31,300,000     1.77       11/07/02      31,290,766
Duke University                                                    6,000,000     1.75       11/12/02       5,996,792
E.W. Scripps Company (b)                                          10,000,000     1.75       12/18/02       9,977,153
First Data Corporation                                             3,918,000     1.75       11/04/02       3,917,429
                                                                  11,352,000     1.75       11/05/02      11,349,793
                                                                   6,730,000     1.80       11/19/02       6,723,943
Forrestal Funding Master Trust Series 2000-A (b)                   7,000,000     1.80       11/26/02       6,991,250
Fortis Funding LLC (j)                                            25,000,000     1.75       11/15/02      24,982,986
Gannett, Inc. (b)                                                  8,000,000     1.76       11/15/02       7,994,524
                                                                  10,105,000     1.76       11/18/02      10,096,602
Greenwich Funding Corporation (b)                                 12,000,000     1.78       11/04/02      11,998,220
Gulf Coast IDA Environmental Facilities Revenue (j)               10,000,000     1.77       11/08/02      10,000,000
                                                                   5,000,000     1.78       11/14/02       5,000,000
Gulf Coast Waste Disposal Authority PCR (j)                       20,000,000     1.77       11/06/02      20,000,000
Harley Davidson Dealer Funding Corporation (b) (j)                 5,500,000     1.75       11/01/02       5,500,000
                                                                   6,000,000     1.75       11/21/02       5,994,167
ING U.S. Funding LLC (j)                                          24,000,000     1.76       11/22/02      23,975,360
Knight Ridder, Inc. (b)                                           18,200,000     1.79       11/01/02      18,200,000
Landesbank Schleswig-Holstein Girozentrale (b)                    21,500,000     2.34        2/03/03      21,368,916
Liberty Street Funding Corporation (b) (j)                         5,000,000     1.77       11/12/02       4,997,296
                                                                  14,000,000     1.78       11/15/02      13,990,328
                                                                   4,000,000     1.85       11/01/02       4,000,000
Eli Lilly & Company (j)                                           24,000,000     3.33        3/22/03      24,128,870
Long Island, New York College Hospital (j)                         5,000,000     1.78       11/14/02       4,996,786
Market Street Funding Corporation (b) (j)                         15,000,000     1.78       11/12/02      14,991,842
                                                                   3,386,000     1.79       11/18/02       3,383,138
                                                                   4,700,000     1.80       11/21/02       4,695,300
Marmon Holdings, Inc. (b) (j)                                      5,100,000     1.78       11/13/02       5,096,974
Morgan Stanley, Dean Witter & Company                             22,000,000     1.76       11/14/02      21,986,018

                                                                              35

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                                            STRONG MONEY MARKET FUND (continued)

                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
National Australia Funding, Inc. (j)                                           $26,500,000       1.75%      11/07/02  $   26,492,271
Nieuw Amsterdam Receivables Corporation (b) (j)                                  6,250,000       1.78       11/14/02       6,245,982
                                                                                10,000,000       1.80       11/12/02       9,994,500
                                                                                 4,000,000       1.85       11/04/02       3,999,383
Nordea North America, Inc. (b) (j)                                               6,700,000       1.76       12/12/02       6,686,570
Oakland-Alameda County, California Coliseum Authority Lease Revenue (j)         17,450,000       1.77       11/12/02      17,450,000
                                                                                 5,000,000       1.78       12/02/02       5,000,000
                                                                                25,000,000       1.80       11/01/02      25,000,000
Old Line Funding Corporation (b) (j)                                             4,594,000       1.75       11/14/02       4,591,097
                                                                                 8,000,000       1.78       11/20/02       7,992,484
Parker-Hannifin Corporation (b)                                                  4,975,000       1.76       11/07/02       4,973,541
                                                                                 7,690,000       1.76       11/08/02       7,687,368
                                                                                 4,126,000       1.77       11/12/02       4,123,768
                                                                                 4,000,000       1.78       11/01/02       4,000,000
Peacock Funding Corporation (b) (j)                                              5,558,000       1.77       11/20/02       5,552,808
                                                                                10,000,000       1.78       11/19/02       9,991,100
                                                                                 8,765,000       1.79       12/09/02       8,748,439
                                                                                 1,840,000       1.79       12/10/02       1,836,432
Polonius, Inc. (b) (j)                                                           4,000,000       1.76       11/07/02       3,998,827
                                                                                 8,000,000       1.79       11/12/02       7,995,624
                                                                                10,000,000       1.80       11/20/02       9,990,500
Rio Tinto, Ltd. (b) (j)                                                          4,000,000       1.74       11/13/02       3,997,680
                                                                                 8,067,000       1.75       11/29/02       8,056,020
                                                                                 8,000,000       1.76       11/25/02       7,990,613
Royal Bank of Canada                                                            25,000,000       1.75       12/06/02      24,957,465
Salomon Smith Barney Holdings, Inc.                                             23,000,000       1.76       11/06/02      22,994,378
Society of New York Hospital Fund, Inc. (j)                                      7,500,000       1.76       11/08/02       7,497,433
Spintab-Swedmortgage AB                                                         25,000,000       1.76       11/18/02      24,979,222
Stellar Funding Group, Inc. (b) (j)                                             11,535,000       1.78       11/18/02      11,525,304
Sunflowers Funding Corporation (b) (j)                                           5,000,000       1.78       11/08/02       4,998,270
                                                                                20,100,000       1.80       11/01/02      20,100,000
Sydney Capital, Inc. (b) (j)                                                       500,000       1.80       11/05/02         499,900
                                                                                13,646,000       1.80       11/12/02      13,638,495
                                                                                 4,000,000       1.80        1/15/03       3,985,000
Tasman Funding, Inc. (b) (j)                                                    13,000,000       1.78       11/18/02      12,989,073
                                                                                 7,656,000       1.80       11/14/02       7,651,023
Thunder Bay Funding, Inc. (b) (j)                                               15,000,000       1.76       11/01/02      15,000,000
                                                                                 4,000,000       1.78       11/25/02       3,995,253
Toyota Credit de Puerto Rico Corporation (j)                                     6,743,000       1.75       11/08/02       6,740,705
                                                                                 4,000,000       1.76       11/19/02       3,996,480
                                                                                15,000,000       1.76       11/20/02      14,986,067
Tulip Funding Corporation (b) (j)                                               10,000,000       1.75       11/12/02       9,994,653
                                                                                12,000,000       1.78       11/26/02      11,985,167
UBS Finance, Inc. (j)                                                           22,000,000       1.75       11/20/02      21,979,680
Variable Funding Capital Corporation (b) (j)                                     7,200,000       1.75       11/06/02       7,198,250
                                                                                 5,800,000       1.75       11/07/02       5,798,308
Waterfront Funding Corporation (b) (j)                                          15,000,000       1.78       11/22/02      14,984,402
                                                                                 6,789,000       1.80       11/15/02       6,784,248
Windmill Funding Corporation (b) (j)                                            14,000,000       1.77       11/18/02      13,988,298
Yorkshire Building Society                                                       6,542,000       1.75       11/06/02       6,540,410
                                                                                16,248,000       1.77       11/22/02      16,231,224
                                                                                 4,000,000       1.77       11/26/02       3,995,083
------------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper                                                                                                 1,206,207,383
------------------------------------------------------------------------------------------------------------------------------------

Corporate Obligations 2.5%
General Electric Capital Corporation Medium-Term Notes, Tranche 481,
  5.375%, Due 1/15/03                                                           27,950,000       5.38        1/15/03     28,121,465
Merrill Lynch & Company, Inc. Medium-Term Notes, 2.45%, Due 3/24/03             24,000,000       2.45        3/24/03     24,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Obligations                                                                                              52,121,465
------------------------------------------------------------------------------------------------------------------------------------
Promissory Notes 1.0%
Goldman Sachs & Company (i)                                                     20,000,000       1.86        1/21/03     20,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Promissory Notes                                                                                                   20,000,000
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

                                                STRONG MONEY MARKET FUND (continued)

                                                                                   Principal    Yield to   Maturity     Amortized
                                                                                    Amount      Maturity   Date (d)   Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Taxable Variable Rate Put Bonds 17.2%
Alabama Incentives Financing Authority Special Obligation                         $19,185,000     1.75%    11/07/02  $   19,185,000
Alaska HFC                                                                         29,630,000     1.82     11/07/02      29,630,000
American Honda Finance Corporation                                                 10,000,000     1.80      1/17/03      10,000,000
Aurora, Kane & DuPage Counties, Illinois IDR                                        4,000,000     1.95     11/07/02       4,000,000
Bank One Corporation                                                                8,000,000     2.09     11/29/02       8,005,532
Botsford General Hospital Revenue                                                   6,160,000     1.85     11/01/02       6,160,000
Citigroup, Inc.                                                                     4,000,000     1.90     11/29/02       4,002,287
Colorado HFA                                                                        6,895,000     1.82     11/06/02       6,895,000
Colorado Housing and Finance Authority SFMR                                        13,800,000     1.82     11/06/02      13,800,000
Concrete Company                                                                   23,700,000     1.77     11/07/02      23,700,000
Convenience Holding Company LLC                                                     3,050,000     1.85     11/07/02       3,050,000
Cornerstone Funding Corporation, Series 2001D                                       5,942,000     1.89     11/07/02       5,942,000
Denver, Colorado City and County Airport Revenue Refunding                          2,500,000     1.95     11/06/02       2,500,000
Derry Township, Pennsylvania Industrial & CDA Facility Revenue -
  Giant Center Project                                                             17,365,000     2.00     11/07/02      17,365,000
First Union National Bank                                                           6,000,000     1.88     12/04/02       6,004,333
Franklin Avenue Associates LP                                                       9,000,000     2.05     11/04/02       9,000,000
Geneva Building LLC/Madison Building LLC/Milwaukee Building LLC                     1,800,000     1.95     11/07/02       1,800,000
Headquarters Partnership, Ltd.                                                      8,315,000     1.75     11/07/02       8,315,000
Health Midwest Ventures Group, Inc.                                                 7,300,000     2.56     11/06/02       7,300,000
Kings Glen Apartments LLC                                                           7,581,000     1.75     11/06/02       7,581,000
Links Finance LLC                                                                  20,000,000     1.78     11/15/02      20,000,000
Mississippi Business Finance Corporation IDR - GE Plastics Project                  5,000,000     1.79     11/01/02       5,000,000
Moondance Enterprises LP                                                            9,050,000     2.00     11/07/02       9,050,000
Nationwide Building Society                                                        25,000,000     1.80     11/15/02      25,000,000
New Jersey EDA EDR - MSNBC/CNBC Project                                             5,700,000     1.79     11/01/02       5,700,000
R.M. Greene, Inc.                                                                   4,255,000     1.75     11/07/02       4,255,000
Radiation Oncology Partners LLP                                                     5,245,000     1.75     11/06/02       5,245,000
Sussex, Wisconsin IDR - Rotating Equipment Project                                  1,720,000     1.95     11/06/02       1,720,000
Thayer Properties LLC                                                              13,445,000     1.82     11/07/02      13,445,000
Tifton Mall, Inc.                                                                   7,455,000     1.75     11/07/02       7,455,000
Todd Shopping Center LLC                                                           10,400,000     1.80     11/06/02      10,400,000
Verizon Global Funding Corporation                                                 24,000,000     1.80     11/18/02      23,997,298
Virginia Health Services, Inc.                                                      6,415,000     1.80     11/06/02       6,415,000
WLB LLC                                                                            12,000,000     1.75     11/07/02      12,000,000
Woodland Park Apartments LLC                                                       15,515,000     1.75     11/07/02      15,515,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Taxable Variable Rate Put Bonds                                                                                   359,432,450
-----------------------------------------------------------------------------------------------------------------------------------
United States Government & Agency Issues 16.6%
Federal Home Loan Bank Bonds:
  1.85%, Due 11/03/03                                                              75,000,000     1.85     11/03/03      75,000,000
  2.01%, Due 11/19/03                                                              88,000,000     2.01     11/19/03      88,000,000
  2.06%, Due 10/10/03                                                              50,000,000     2.06     10/10/03      50,000,000
  2.07%, Due 9/23/03                                                               42,000,000     2.07      9/23/03      42,000,000
  2.60%, Due 6/03/03                                                               12,000,000     2.60      6/03/03      12,000,000
  3.00%, Due 4/23/03                                                               24,000,000     3.00      4/23/03      24,000,000
  3.00%, Due 4/30/03                                                               10,000,000     3.00      4/30/03      10,000,000
  3.01%, Due 4/30/03                                                               20,000,000     3.01      4/30/03      20,000,000
Federal Home Loan Mortgage Corporation Medium-Term Notes, 2.60%, Due 4/08/03       25,000,000     2.60      4/08/03      25,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total United States Government & Agency Issues                                                                          346,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 4.1%
ABN AMRO Inc. (Dated 10/31/02), 1.92%, Due 11/01/02 (Repurchase proceeds
  $85,704,571); Collateralized by: United States Government & Agency Issues (h)    85,700,000     1.92     11/01/02      85,700,000
State Street Bank (Dated 10/31/02), 1.50%, Due 11/01/02 (Repurchase proceeds
  $40,202); Collateralized by: United States Government & Agency Issues (h)            40,200     1.50     11/01/02          40,200
-----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements                                                                                              85,740,200
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                                2,084,501,498
Other Assets and Liabilities, Net (0.0%)                                                                                   (484,288)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                    $2,084,017,210
===================================================================================================================================

                                                                              37

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                              October 31, 2002
--------------------------------------------------------------------------------------------------------------------------------

                                           STRONG MUNICIPAL MONEY MARKET FUND

                                                                                 Principal   Yield to    Maturity    Amortized
                                                                                   Amount    Maturity    Date (d)  Cost (Note 2)
--------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 13.5%
Alaska 0.6%
Valdez, Alaska Marine Terminal Revenue - Arco Transportation Project (e)       $10,000,000     3.10%      1/01/03   $10,000,000
Valdez, Alaska Marine Terminal Revenue Refunding - Phillips Transportation,
  Inc. Project (e)                                                               3,000,000     3.00       5/01/03     3,000,000
                                                                                                                    -----------
                                                                                                                     13,000,000

Arizona 0.3%
Glendale, Arizona IDA IDR - Sto Corporation Project (e) (j)                      1,850,000     2.75      12/01/02     1,850,000
Phoenix, Arizona IDA MFHR (e) (i) (j)                                            5,130,000     2.18       6/15/03     5,130,000
                                                                                                                     ----------
                                                                                                                      6,980,000
Arkansas 0.1%
Pulaski County, Arkansas Public Facilities Board MFHR Refunding -
  Waterford Apartments Project (e) (i)                                           2,500,000     1.00       6/01/03     2,500,000

California 1.5%
California Anticipation Warrants Revenue, 3.00%, Due 11/27/02                    6,000,000     1.82      11/27/02     6,005,170
Chula Vista, California IDR (e) (i) (j)                                         24,700,000     1.95       2/12/03    24,700,000
                                                                                                                    -----------
                                                                                                                     30,705,170
Colorado 1.0%
Denver, Colorado City and County SFMR Refunding (e) (j)                          3,175,000     1.80       5/25/03     3,175,000
Denver, Colorado Zero % City and County Airport Revenue (j)                      7,015,000     2.32      11/15/02     7,008,413
El Paso County, Colorado SFMR (e) (j)                                            9,957,000     1.80       5/25/03     9,957,000
                                                                                                                    -----------
                                                                                                                     20,140,413
Georgia 0.7%
Fulton County, Georgia Housing Authority MFHR (e)                               13,500,000     1.80      12/31/02    13,500,000

Illinois 0.4%
Cook County, Illinois 2.70% Wheeling Community Consolidated School District
  Number 21 Tax Anticipation Warrants                                            7,430,000     2.01       6/16/03     7,461,683

Kentucky 0.2%
Marshall County, Kentucky IBR - Consolidated Waste Project (e)                   4,100,000     1.80       6/01/03     4,100,000

Louisiana 0.6%
Plaquemines, Louisiana Port Harbor and Terminal District Port Facilities
  Revenue - Chevron Pipe Line Company (e)                                       13,000,000     1.55       9/01/03    13,000,000

Minnesota 1.0%
Eden Prairie, Minnesota MFHR - Eden Prairie Leased Housing Project (e) (i)      20,505,000     1.61       3/01/03    20,505,000

Mississippi 1.2%
Jackson, Mississippi Housing Authority MFHR - Arbor Park
  Apartments Project (e) (j)                                                     5,640,000     2.25      12/01/02     5,640,000
Mississippi Regional Housing Authority Number II MFHR:
   Laurel Park Apartments Project (e) (j)                                        7,800,000     3.15       6/01/03     7,800,000
   Terrace Park Apartments Project (e) (j)                                      10,500,000     3.50       5/01/03    10,500,000
                                                                                                                    -----------
                                                                                                                     23,940,000
New Mexico 0.2%
New Mexico Regional Housing Region II MFHR - Country Club
  Apartments Project (e) (i)                                                     4,200,000     1.78       7/02/03     4,200,000

Oregon 0.4%
Gresham, Oregon 4.00% TRAN                                                       7,375,000     2.03       6/30/03     7,470,496

Pennsylvania 0.9%
Butler County, Pennsylvania IDA Revenue - Concordia                             11,800,000     2.50       4/01/03    11,800,000
Union County, Pennsylvania Hospital Authority Revenue -
   Evangelical Community Hospital (e) (j)                                        7,290,000     1.95       2/01/03     7,290,000
                                                                                                                    -----------
                                                                                                                     19,090,000
Texas 2.4%
Katy, Texas Independent School District GO - School Building Project (e) (j)    50,000,000     2.20       4/01/03    50,005,999

Wisconsin 0.5%
Oconomowoc, Wisconsin 2.50% GO                                                  10,250,000     2.50       3/01/03    10,250,000

--------------------------------------------------------------------------------

                                                                                      Principal    Yield to   Maturity   Amortized
                                                                                        Amount     Maturity   Date (d) Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Multiple States 1.5%
Pitney Bowes Credit Corporation Leasetops Trusts (e) (j)                              $ 9,392,409     2.00%     7/09/03 $  9,392,409
Pitney Bowes Credit Corporation Leasetops Trusts (e) (j)                               22,236,971     2.00     10/15/03   22,236,971
                                                                                                                        ------------
                                                                                                                          31,629,380
------------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                    278,478,141
------------------------------------------------------------------------------------------------------------------------------------

Annual Variable Rate Put Bonds 0.8%
Mississippi 0.3%
Mississippi Regional Housing Authority Number 8 MFHR -
  Magnolia Park Apartments Project (j)                                                  6,200,000     2.00      3/01/03    6,200,000

Tennessee 0.3%
Brownsville, Tennessee IDB IDR - Dynametal Technologies, Inc. Project (j)               5,745,000     3.10      6/01/03    5,745,000

Multiple States 0.2%
Eastern States Tax-Exempt Mortgage Bond Trust (i) (j)                                   3,820,000     5.19      3/01/03    3,820,000
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                      15,765,000
------------------------------------------------------------------------------------------------------------------------------------
Semi-Annual Variable Rate Put Bonds 0.3%
Tennessee 0.3%
Marion County, Tennessee Industrial Environmental Development Board EDR -
  Variform, Inc. Project (j)                                                            7,000,000     1.80      2/01/03    7,000,000
------------------------------------------------------------------------------------------------------------------------------------
Total Semi-Annual Variable Rate Put Bonds                                                                                  7,000,000
------------------------------------------------------------------------------------------------------------------------------------
Monthly Variable Rate Put Bonds 0.4%
Maryland 0.3%
Capital View II LP Tax-Exempt Bond Grantor Trust (i) (j)                                6,380,000     2.30     12/01/02    6,380,000

Ohio 0.1%
Blue Bell Tax-Exempt Bond Grantor Trust (i) (j)                                         1,345,532     2.25     12/02/02    1,345,532
------------------------------------------------------------------------------------------------------------------------------------
Total Monthly Variable Rate Put Bonds                                                                                      7,725,532
------------------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 77.6%
Alabama 4.3%
Alabama HFA SFMR:
  Series A (j)                                                                         17,805,000     2.15     11/11/02   17,805,000
  Series B (j)                                                                         19,490,000     2.15     11/11/02   19,490,000
  Series C (j)                                                                         20,465,000     2.15     11/11/02   20,465,000
Alabama IDA IDR:
  Research Genetics, Inc. Project (j)                                                   2,075,000     2.15     11/11/02    2,075,000
  Whitesell Project (j)                                                                 3,200,000     2.15     11/11/02    3,200,000
Bridgeport, Alabama IDB IDR - Beaulieu Nylon, Inc. Project (j)                         10,000,000     2.10     11/11/02   10,000,000
Butler County, Alabama IDA IDR - Butler County Industry Project (j)                     1,040,000     2.25     11/11/02    1,040,000
Florence, Alabama IDB IDR - Nichols Wire, Inc. Project (j)                              2,570,000     2.15     11/11/02    2,570,000
Haleyville, Alabama IDB IDR - Cusseta Wood Products, Inc. Project (j)                     620,000     2.15     11/11/02      620,000
Montgomery, Alabama IDB IDR - Piknik Properties, Inc. Project (j)                       5,455,000     2.10     11/11/02    5,455,000
Montgomery, Alabama IDB Revenue:
  Asphalt Contractors, Inc. Project (j)                                                   800,000     2.15     11/11/02      800,000
  Norment Industries, Inc. Project (j)                                                  1,680,000     2.15     11/11/02    1,680,000
Pell, Alabama IDB IDR - Kinder/Gorbel Project (j)                                       1,140,000     2.20     11/11/02    1,140,000
Shelby County, Alabama Economic and IDA Revenue - MD Henry Company, Inc. Project (j)    1,375,000     2.25     11/11/02    1,375,000
Tuscaloosa County, Alabama IDA IDR - Automotive Corridor Project(j)                     2,090,000     2.15     11/11/02    2,090,000
                                                                                                                        ------------
                                                                                                                          89,805,000

Alaska 0.0%
Alaska Industrial Development and Export Authority Revenue (j)                            695,000     2.30     11/11/02      695,000

Arizona 0.9%
First Matrix Charter School Trust Pass-Thru Certificates (j)                           18,022,000     2.35     11/11/02   18,022,000

Arkansas 0.2%
Arkansas DFA IDR - Universal Forest Products Project (j)                                1,180,000     2.09     11/11/02    1,180,000

Trumann, Arkansas IDR - Roach Manufacturing Corporation Project (j)                     2,000,000     2.20     11/11/02    2,000,000
                                                                                                                        ------------
                                                                                                                           3,180,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

                 STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                                        Principal  Yield to  Maturity    Amortized
                                                                                          Amount   Maturity  Date (d)  Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
California 5.7%
California GO (j)                                                                      $ 8,800,000   2.35%   11/11/02   $  8,800,000
California Housing Finance Agency Revenue (j)                                            4,400,000   2.05    11/11/02      4,400,000
California MERLOTS                                                                      43,300,000   2.29    11/11/02     43,300,000
California PCFA PCR Floating Rate Trust Receipts (j)                                    49,900,000   2.60    11/11/02     49,900,000
Glenn, California IDA IDR - Land O' Lakes, Inc. Project (j)                              2,900,000   2.10    11/11/02      2,900,000
Los Angeles County, California IDA IDR - Goldberg & Solovy Foods, Inc. Project (j)       2,525,000   2.85    11/11/02      2,525,000
Oxnard, California IDA IDR - O.G. Dehydrated, Inc. Project (j)                           3,050,000   3.83    11/11/02      3,050,000
Riverside County, California IDA IDR - Triple H Processors Project (j)                   1,920,000   2.70    11/11/02      1,920,000
San Marcos, California IDA IDR - Tri-M Company Project (j)                               1,000,000   2.68    11/11/02      1,000,000
                                                                                                                        ------------
                                                                                                                         117,795,000

Colorado 6.1%
Aurora, Colorado IDR - Optima Batteries, Inc. Project (j)                                3,430,000   2.15    11/11/02      3,430,000
Colorado HFA EDR:
  Casa Rosa and Denver Gasket Project (j)                                                1,840,000   2.25    11/11/02      1,840,000
  High Desert Properties Project (j)                                                     2,740,000   2.25    11/11/02      2,740,000
  National Bedding Company, Inc. (j)                                                     2,500,000   2.15    11/11/02      2,500,000
Fort Collins, Colorado EDR Refunding - Comridge Project (j)                              2,620,000   2.25    11/11/02      2,620,000
Hudson, Colorado IDR (j)                                                                 1,250,000   2.20    11/11/02      1,250,000
Jefferson County, Colorado IDR - Accutronics, Inc. Project (j)                             975,000   2.20    11/11/02        975,000
Lakewood, Colorado IDR - Verden Associates-Holiday Inn Project (j)                       3,310,000   2.60    11/11/02      3,310,000
Munimae Canterbury Trust Pass-thru Certificates (j)                                     12,330,000   2.25    11/11/02     12,330,000
Park Creek Metropolitan District Tax Increment Revenue (j)                              41,050,000   2.20    11/11/02     41,050,000
Roaring Fork Municipal Products LLC                                                     53,610,000   2.15    11/11/02     53,610,000
Weld County, Colorado Revenue - MAK Group Project (j)                                    1,300,000   2.20    11/11/02      1,300,000
                                                                                                                        ------------
                                                                                                                         126,955,000

Delaware 0.9%
Delaware EDA Revenue Refunding - Delmarva Power and Light Company:
  Series A                                                                               6,780,000   2.45    11/11/02      6,780,000
  Series B                                                                              11,000,000   2.55    11/11/02     11,000,000
                                                                                                                        ------------
                                                                                                                          17,780,000

Florida 0.3%
Ithaka Partners II Trust Certificates (j)                                                3,192,706   2.20    11/11/02      3,192,706
Jacksonville, Florida Economic Development Commission IDR -
  Tremron Jacksonville Project (j)                                                       2,815,000   2.10    11/11/02      2,815,000
                                                                                                                        ------------
                                                                                                                           6,007,706
Georgia 2.0%
Bulloch County, Georgia Development Authority Solid Waste Disposal Revenue -
  Apogee Enterprises, Inc. Project (j)                                                   5,400,000   2.13    11/11/02      5,400,000
Columbus, Georgia Development Authority Revenue Refunding -
  Jordan Company Project (j)                                                               955,000   2.20    11/11/02        955,000
Crisp County, Georgia Solid Waste Management Authority Revenue (j)                      29,820,000   2.31    11/11/02     29,820,000
Fulton County, Georgia Development Authority Revenue -
  Darby Printing Company Project (j)                                                       930,000   2.10    11/11/02        930,000
La Grange, Georgia Development Authority Revenue Refunding -
  Sara Lee Corporation Project                                                           4,000,000   2.35    11/11/02      4,000,000
Savannah, Georgia EDA IDR - Savannah Steel & Metal Company Project (j)                   1,060,000   2.45    11/11/02      1,060,000
                                                                                                                        ------------
                                                                                                                          42,165,000

Hawaii 0.8%
Hawaii Department of Budget and Finance Special Purpose Mortgage Revenue -
  Wailuku River Hydroelectric Project (j)                                               16,158,250   5.10    11/11/02     16,158,250

Idaho 0.2%
Bonneville County, Idaho IDC IDR - Yellowstone Plastics Project (j)                      4,665,000   2.05    11/11/02      4,665,000

Illinois 7.3%
Arlington Heights, Illinois MFHR Refunding - Dunton Tower Apartments Project (j)         7,050,000   3.05    11/11/02      7,050,000
Aurora, Illinois SFMR                                                                   41,074,475   1.85    11/11/02     41,074,475
Aurora, Kane & DuPage Counties, Illinois IDR (j)                                         1,100,000   2.25    11/11/02      1,100,000
Aurora, Kane & DuPage Counties, Illinois, Springfield, Sangamon County, Illinois SFMR   22,185,000   1.85    11/11/02     22,185,000
Carol Stream, Illinois IDR - MI Enterprises Project (j)                                  1,840,000   2.15    11/11/02      1,840,000
Chicago, Illinois IDR - Bullen Midwest, Inc. Project (j)                                 1,620,000   2.10    11/11/02      1,620,000
Clinton, Illinois IDR - McElroy Metal Mill, Inc. Project (j)                             1,385,000   2.25    11/11/02      1,385,000

------------------------------------------------------------------------------------------------------------------------------------

                                          STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Clipper Brigantine Tax-Exempt Certificates Trust:
  Series 2000-2 (j)                                                           $    15,000        2.20%      11/11/02   $     15,000
  Series 2001-1 (j)                                                                11,000        2.20       11/11/02         11,000
Geneva, Illinois IDR - Continental Envelope Project (j)                         2,585,000        2.10       11/11/02      2,585,000
Illinois DFA IDR:
  Apogee Enterprises, Inc. Project (j)                                          1,000,000        2.13       11/11/02      1,000,000
  Homak Manufacturing Company, Inc. Project (j)                                 4,095,000        2.15       11/11/02      4,095,000
  Icon Metalcraft, Inc. Project (j)                                             1,780,000        2.15       11/11/02      1,780,000
  JVM LLC Project (j)                                                           2,100,000        2.25       11/11/02      2,100,000
  Knead Dough Baking Company Project (j)                                        4,460,000        2.10       11/11/02      4,460,000
  MCL, Inc. Project (j)                                                         4,935,000        2.10       11/11/02      4,935,000
  MZG Associates LLC Project (j)                                                4,610,000        2.15       11/11/02      4,610,000
  Wave, Inc. Project (j)                                                        3,500,000        2.15       11/11/02      3,500,000
Illinois DFA Limited Obligation Revenue - Surgipath Medical
  Industries Project (j)                                                        1,700,000        2.05       11/11/02      1,700,000
Iroquois County, Illinois IDR - Swissland Packing Company Project (j)           2,800,000        2.10       11/11/02      2,800,000
Lake County, Illinois IBR - Okamato Corporation Project (j)                     2,200,000        4.85       11/11/02      2,200,000
Lake County, Illinois IDR - Brown Paper Goods Project (j)                       3,435,000        2.20       11/11/02      3,435,000
Lakemoor, Illinois MFHR - Lakemoor Apartments Project (j)                      21,835,486        2.15       11/11/02     21,835,486
Phoenix Realty Special Account MFHR - Brightons Mark Project (j)                8,075,000        2.30       11/11/02      8,075,000
Springfield, Illinois Airport Authority Revenue -
  Allied-Signal, Inc. Project                                                   4,375,000        5.10       11/11/02      4,375,000
Woodridge, Illinois Industrial Revenue - McDavid Knee Guard Project (j)         1,725,000        2.15       11/11/02      1,725,000
                                                                                                                       ------------
                                                                                                                        151,490,961

Indiana 1.6%
Brownsburg, Indiana EDR - Zanetis Enterprises Project (j)                       2,500,000        2.10       11/11/02      2,500,000
Connersville, Indiana EDR - Ohio Valley Aluminum Company Project (j)            7,200,000        2.08       11/11/02      7,200,000
Indianapolis Industrial EDR - Roth Companies, Inc. Project (j)                  2,500,000        2.10       11/11/02      2,500,000
Indianapolis, Indiana Airport Authority Revenue (j)                             8,075,000        2.20       11/11/02      8,075,000
Indianapolis, Indiana Airport Facility Revenue
  Series C (j)                                                                  2,000,000        2.20       11/11/02      2,000,000
  Series F (j)                                                                  7,000,000        2.20       11/11/02      7,000,000
Shelbyville, Indiana EDR - AFR Properties and American Resources
  Projects (j)                                                                  2,150,000        2.20       11/11/02      2,150,000
Winamac, Indiana EDR - Sunny Ridge Dairy LLC Project (j)                        1,000,000        2.15       11/11/02      1,000,000
                                                                                                                       ------------
                                                                                                                         32,425,000

Iowa 0.5%
Eldridge, Iowa IDR - American Finishing Resources, Inc. (j)                     1,515,000        2.25       11/11/02      1,515,000
Iowa Finance Authority IDR:
  Dixie Bedding Company Project (j)                                             3,000,000        2.65       11/11/02      3,000,000
  First Cooperative Association Project (j)                                     2,800,000        2.10       11/11/02      2,800,000
Scott County, Iowa Industrial Waste Revenue - Nichols Aluminum
  Project (j)                                                                   2,400,000        2.10       11/11/02      2,400,000
                                                                                                                       ------------
                                                                                                                          9,715,000

Kansas 0.2%
Nemaha County, Kansas IDR - Midwest Ag Service LLC Project (j)                  3,600,000        2.10       11/11/02      3,600,000

Kentucky 7.0%
Bardstown, Kentucky IBR - Linpac Materials Handling Project (j)                 5,580,000        2.10       11/11/02      5,580,000
Daviess County, Kentucky MFHR Refunding - Park Regency Apartments
  Project (j)                                                                   4,155,000        2.05       11/11/02      4,155,000
Hancock County, Kentucky Solid Waste Disposal Revenue - NSA, Ltd.
  Project (j)                                                                   7,815,000        2.15       11/11/02      7,815,000
Kentucky EDFA Revenue - Pooled Hospital Loan Program Project (j)               62,810,000        2.10       11/11/02     62,810,000
Madisonville, Kentucky IBR - Period, Inc. Project (j)                           3,390,000        2.05       11/11/02      3,390,000
Somerset, Kentucky IBR - Tibbals Flooring Company Project (j)                  10,000,000        2.15       11/11/02     10,000,000
Warren County, Kentucky SFMR                                                   50,000,000        1.85       11/11/02     50,000,000
                                                                                                                       ------------
                                                                                                                        143,750,000

Louisiana 0.1%
Caddo-Bossier Parishes, Louisiana Port Commission Revenue -
  Shreveport Fabricators Project (j)                                            1,350,000        2.95       11/11/02      1,350,000
Louisiana Local Government Environmental Facilities and Community
  Development Authority Revenue - Caddo-Bossier Parishes Project (j)            1,500,000        2.95       11/11/02      1,500,000
                                                                                                                       ------------
                                                                                                                          2,850,000

Maine 0.2%
Maine Finance Authority Revenue - William Arthur, Inc. Project:
  Series 1997 (j)                                                               1,500,000        2.10       11/11/02      1,500,000
  Series 1998 (j)                                                               3,500,000        2.10       11/11/02      3,500,000
                                                                                                                       ------------
                                                                                                                          5,000,000

Maryland 0.7%
Maryland EDC IDR - Lenmar, Inc. Project (j)                                     5,015,000        2.08       11/11/02      5,015,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------

                                          STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
Montgomery County, Maryland Housing Opportunities Commission Revenue (j)      $ 4,000,000        2.15%      11/11/02    $ 4,000,000
Washington County, Maryland EDR - Tandy Project                                 5,100,000        3.10       11/11/02      5,100,000
                                                                                                                        -----------
                                                                                                                         14,115,000

Massachusetts 1.1%
Massachusetts Development Finance Agency MFHR - Bay Village Housing
  Authority Project                                                            11,300,000        1.80       11/11/02     11,300,000
Massachusetts Industrial Finance Agency IDR:
  Barker Steel Company Issue Project (j)                                        1,400,000        2.20       11/11/02      1,400,000
  Portland Causeway Realty Trust (j)                                            2,600,000        2.00       11/11/02      2,600,000
Salem, Massachusetts IDFA IDR - Applied Extrusion Technologies, Inc.
  Project (j)                                                                   6,500,000        2.00       11/11/02      6,500,000
                                                                                                                        -----------
                                                                                                                         21,800,000

Michigan 0.7%
Michigan Strategic Fund, Ltd. Obligation Revenue:
  Drake Enterprises Project (j)                                                 3,400,000        2.10       11/11/02      3,400,000
  Height Investments Project (j)                                                5,400,000        2.10       11/11/02      5,400,000
  Midwest Kellering Company Project (j)                                         2,600,000        2.10       11/11/02      2,600,000
  Sligh Furniture Company Project (j)                                           3,400,000        2.10       11/11/02      3,400,000
                                                                                                                        -----------
                                                                                                                         14,800,000

Minnesota 0.9%
Buffalo, Minnesota IDR - Ekon Powder Coating Project (j)                        2,000,000        2.20       11/11/02      2,000,000
Burnsville, Minnesota Housing Revenue - Provence LLC Project (j)                  748,000        2.10       11/11/02        748,000
East Grand Forks, Minnesota Solid Waste Disposal Revenue -
  American Crystal Sugar Company Project (j)                                    5,750,000        2.15       11/11/02      5,750,000
Faribault, Minnesota IDR - Apogee Enterprises, Inc. Project (j)                 1,000,000        2.13       11/11/02      1,000,000
New Brighton, Minnesota IDR - Donatelle Holdings Project (j)                    2,425,000        2.20       11/11/02      2,425,000
Princeton, Minnesota IDR - Plastic Products Company, Inc. Project (j)             600,000        2.20       11/11/02        600,000
Red Wing, Minnesota Port Authority IDR - DL Ricci Corporation Project (j)       1,240,000        2.20       11/11/02      1,240,000
Rochester, Minnesota IDR Refunding - Seneca Foods Corporation Project (j)       4,675,000        2.15       11/11/02      4,675,000
                                                                                                                        -----------
                                                                                                                         18,438,000

Mississippi 0.3%
Mississippi Business Finance Corporation IDR:
  Barclay Furniture Company Project (j)                                         1,300,000        2.20       11/11/02      1,300,000
  Polks Meat Products, Inc. Project (j)                                         3,500,000        2.25       11/11/02      3,500,000
Mississippi Business Finance Corporation Revenue - Arch
  Aluminum & Glass Project (j)                                                  1,565,000        2.09       11/11/02      1,565,000
                                                                                                                        -----------
                                                                                                                          6,365,000

Missouri 1.0%
Hannibal, Missouri IDA Industrial Revenue - Buckhorn Rubber
  Products Project (j)                                                          3,300,000        2.10       11/11/02      3,300,000
Missouri Development Finance Board IDR - MFA, Inc. Project:
   Series A (j)                                                                 1,990,000        2.10       11/11/02      1,990,000
   Series B (j)                                                                   765,000        2.10       11/11/02        765,000
Springfield, Missouri IDA Revenue - DMP Properties LLC Project (j)              2,255,000        2.10       11/11/02      2,255,000
St. Charles County, Missouri IDA IDR - Craftsmen Industries Project (j)         6,155,000        2.15       11/11/02      6,155,000
St. Joseph, Missouri IDA IDR - Albaugh, Inc. Project (j)                        2,000,000        2.20       11/11/02      2,000,000
Washington, Missouri IDA IDR - Clemco Industries Project (j)                    5,000,000        2.15       11/11/02      5,000,000
                                                                                                                        -----------
                                                                                                                         21,465,000

Nebraska 0.4%
Adams County, Nebraska IDR - Hastings EDC Project (j)                           1,790,000        2.20       11/11/02      1,790,000
Boone County, Nebraska IDR - Global Industries, Inc. Project (j)                3,700,000        2.20       11/11/02      3,700,000
Hall County, Nebraska IDR (j)                                                   2,790,000        2.20       11/11/02      2,790,000
                                                                                                                        -----------
                                                                                                                          8,280,000

Nevada 0.1%
Sparks, Nevada EDR - RIX Industries Project (j)                                 2,035,000        2.20       11/11/02      2,035,000

New Hampshire 0.3%
New Hampshire Business Finance Authority Industrial Facility Revenue -
  Nickerson Assembly Company Project (j)                                        1,295,000        2.15       11/11/02      1,295,000
New Hampshire State IDA (j)                                                     5,000,000        2.60       11/11/02      5,000,000
                                                                                                                        -----------
                                                                                                                          6,295,000

New Jersey 0.3%
New Jersey EDA EDR - Black Horse Pike, Ltd. Project (j)                         5,400,000        2.85       11/11/02      5,400,000

New Mexico 0.6%
Bernalillo County, New Mexico MFHR - Westwood Villas Project (j)               12,400,000        2.83       11/11/02     12,400,000

------------------------------------------------------------------------------------------------------------------------------------

                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------
New York 0.1%
New York Housing Finance Agency Service Contract Obligation Revenue (j)       $ 1,480,000         2.10%     11/11/02    $ 1,480,000

North Carolina 0.6%
Craven County, North Carolina Industrial Facilities and PCFA IDR -
  Wheatstone Corporation Project (j)                                            2,720,000         2.45      11/11/02      2,720,000
Guilford County, North Carolina Industrial Facilities and PCFA Revenue -
  Crescent Sleep Products Project (j)                                           5,900,000         2.65      11/11/02      5,900,000
Hoke County, North Carolina Industrial Facilities and PCFA IDR -
  Triangle Building Supply, Inc. Project (j)                                    1,875,000         2.15      11/11/02      1,875,000
Wake County, North Carolina Industrial Facilities and PCFA Revenue -
  Carolina Power & Light Company Project (j)                                    1,125,000         2.45      11/11/02      1,125,000
                                                                                                                        -----------
                                                                                                                         11,620,000

North Dakota 0.2%
Traill County, North Dakota Solid Waste Disposal Revenue - American Crystal
  Sugar Company Project (j)                                                     3,580,000         2.15      11/11/02      3,580,000

Ohio 0.6%
Cuyahoga County, Ohio IDR - Edge Seal Technologies, Inc. and
  One Industry Drive, Inc. Projects (j)                                         1,520,000         2.20      11/11/02      1,520,000
Franklin County, Ohio IDR - Lifeline Shelter System Project (j)                 1,540,000         2.25      11/11/02      1,540,000
Gallia County, Ohio IDR - Harsco Corporation Project                            3,500,000         3.85      11/11/02      3,500,000
Marion County, Ohio IDR - Central Ohio Farmers Project (j)                        300,000         2.10      11/11/02        300,000
Montgomery County, Ohio IDR - Kroger County Project (j)                         2,925,000         2.85      11/11/02      2,925,000
Oakwood, Ohio IDR - Sennett Steel Corporation Project (j)                       2,000,000         2.13      11/11/02      2,000,000
Summit County, Ohio IDR - LKL Properties, Inc. Project (j)                        570,000         4.10      11/11/02        570,000
                                                                                                                        -----------
                                                                                                                         12,355,000

Oklahoma 0.3%
Broken Arrow, Oklahoma EDA IDR - Paragon Films, Inc. Project (j)                7,030,000         2.18      11/11/02      7,030,000

Oregon 0.1%
Oregon EDR - Toyo Tanso USA, Inc. Project (j)                                   3,000,000         4.60      11/11/02      3,000,000

Pennsylvania 0.5%
Bucks County, Pennsylvania IDA Revenue - Oxford Falls Project (j)                 900,000         2.85      11/11/02        900,000
North Pennsylvania Health, Hospital and Education Authority Hospital
  Revenue -  Maple Village Project (j)                                          7,610,000         2.20      11/11/02      7,610,000
Pittsburgh, Pennsylvania Urban Redevelopment Authority -
  Wood Street Commons Project (j)                                               1,945,000         2.38      11/11/02      1,945,000
                                                                                                                        -----------
                                                                                                                         10,455,000

South Carolina 0.7%
Charleston County, South Carolina Industrial Revenue - Tandy
  Corporation Project                                                           1,000,000         2.85      11/11/02      1,000,000
South Carolina Jobs EDA EDR:
  Alexander Machinery, Inc. Project (j)                                         1,700,000         2.15      11/11/02      1,700,000
  Carolina Cotton Works, Inc. Project (j)                                       1,900,000         2.13      11/11/02      1,900,000
  F&S Realty LLC Project (j)                                                    7,780,000         2.15      11/11/02      7,780,000
  Sea Pro Boats, Inc. Project (j)                                               1,220,000         2.15      11/11/02      1,220,000
                                                                                                                        -----------
                                                                                                                         13,600,000

South Dakota 4.7%
Brookings, South Dakota IDR - Lomar Development Company Project (j)             1,800,000         2.55      11/11/02      1,800,000
Hutchinson County, South Dakota IDR - Dakota Plains Ag Center LLC (j)           1,000,000         2.10      11/11/02      1,000,000
South Dakota HDA Revenue - Housing Development Project (j)                        100,000         2.15      11/11/02        100,000
South Dakota HDA SFMR                                                          68,470,000         1.65      11/11/02     68,470,000
South Dakota Health and EFA Revenue - Sioux Valley Hospitals and
  Health Project                                                               25,310,000         2.25      11/11/02     25,310,000
                                                                                                                        -----------
                                                                                                                         96,680,000

Tennessee 2.1%
Carter County, Tennessee IDB MFHR Refunding - Willow Run Apartments
  Project (j)                                                                   6,675,000         2.05      11/11/02      6,675,000
Coffee County, Tennessee Industrial Board, Inc. IDR -
   McKey Perforated Products Project (j)                                        2,475,000         2.05      11/11/02      2,475,000
Cumberland County, Tennessee IDB Exempt Facilities Revenue -
   Fairfield Glade Community Club (j)                                           7,000,000         2.20      11/11/02      7,000,000
Dickson, Tennessee Health, Educational and Housing Facilities Board MFHR -
  Autumn Park Apartments Project (j)                                            5,000,000         2.25      11/11/02      5,000,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

Dover, Tennessee IDB Revenue - Nashville Wire Products Manufacturing
  Company Project (j)                                                          $ 2,300,000       2.25%     11/11/02    $ 2,300,000
Hamilton County, Tennessee IDB IDR - Hamilton Plastics, Inc. Project (j)         2,700,000       2.25      11/11/02      2,700,000
Jackson, Tennessee Health, Educational and Housing Facility Board MFHR -
  Park Ridge Apartments Project (j)                                              5,000,000       2.15      11/11/02      5,000,000
Memphis-Shelby County, Tennessee IDB IDR Refunding -
  Techno Steel Corporation Project (j)                                           3,375,000       2.15      11/11/02      3,375,000
Montgomery County, Tennessee IDB IDR - Nashville Wire Products Project (j)       1,700,000       2.25      11/11/02      1,700,000
Rutherford County, Tennessee IDB IDR - Tennessee Farmers Cooperative  Project:
  Series B (j)                                                                   1,000,000       2.10      11/11/02      1,000,000
  Series C (j)                                                                   1,600,000       2.10      11/11/02      1,600,000
Wilson County, Tennessee Health and Educational Facilities Board MFHR -
  Saddlebrook Apartments Project (i)                                             5,000,000       1.70      11/11/02      5,000,000
                                                                                                                       -----------
                                                                                                                        43,825,000

Texas 4.3%
Bastrop County, Texas IDC Industrial Revenue - Biocrest Partners LP
  Project (j)                                                                    6,490,000       2.70      11/11/02      6,490,000
Brazos River Authority, Texas PCR (j)                                           15,000,000       2.40      11/11/02     15,000,000
Harris County, Texas Health Facilities Development Corporation
  Revenue:
  Series PA 549 (j)                                                              8,995,000       2.17      11/11/02      8,995,000
  Series PT 443 (j)                                                              4,430,000       2.17      11/11/02      4,430,000
  Series 6 (j)                                                                   1,830,000       2.20      11/11/02      1,830,000
Harris County, Texas IDC IDR - North American Galvanizing Project (j)            4,125,000       2.10      11/11/02      4,125,000
Montgomery County, Texas IDC IDR - Porous Media, Ltd. Project (j)                2,900,000       2.20      11/11/02      2,900,000
North Central Texas Health Facility Development Corporation Revenue (j)          6,010,000       2.17      11/11/02      6,010,000
Port Development Corporation Marine Terminal Revenue -
  Pasadena Terminal Company, Inc. Project (j)                                      150,000       2.10      11/11/02        150,000
San Antonio, Texas HFC MFHR (j)                                                  6,525,000       2.15      11/11/02      6,525,000
Tarrant County, Texas HFC Revenue (j)                                           27,240,000       2.15      11/11/02     27,240,000
Waco, Texas IDC IDR - Chad A. Greif Trust Project (j)                            5,400,000       2.25      11/11/02      5,400,000
                                                                                                                       -----------
                                                                                                                        89,095,000

Utah 0.3%
West Jordan, Utah IDR - Southwire Company Project (j)                            6,240,000       2.15      11/11/02      6,240,000

Virginia 0.2%
Portsmouth, Virginia IDA IDR - Brutus Enterprises Project (j)                    1,775,000       2.15      11/11/02      1,775,000
Virginia Beach, Virginia IDA Revenue - Management Services Group Project (j)     3,000,000       2.15      11/11/02      3,000,000
                                                                                                                       -----------
                                                                                                                         4,775,000

Washington 2.1%
Port of Seattle, Washington Subordinated Lien Revenue (j)                       40,815,000       2.65      11/11/02     40,815,000
Washington EDFA EDR:
  Art and Theresa Mensonides Project (j)                                         2,130,000       2.15      11/11/02      2,130,000
  Darigold/Westfarm Foods Project (j)                                            1,000,000       2.05      11/11/02      1,000,000
                                                                                                                       -----------
                                                                                                                        43,945,000

Wisconsin 3.8%
Appleton, Wisconsin IDR:
  Graphic Communications Project (j)                                             2,100,000       2.10      11/11/02      2,100,000
  Great Northern Corporation Project (j)                                         1,500,000       2.10      11/11/02      1,500,000
Ashland, Wisconsin IDR - Larson-Juhl US LLC Project (j)                          4,600,000       2.08      11/11/02      4,600,000
Ashwaubenon, Wisconsin IDR:
  Pioneer Metal Finishing, Inc. Project (j)                                      1,615,000       2.45      11/11/02      1,615,000
  Valley Packaging Supply Company Project (j)                                    2,210,000       2.05      11/11/02      2,210,000
Brokaw, Wisconsin Sewage and Solid Waste Revenue -
  Wausau Paper Mills Company Project (j)                                         9,500,000       2.15      11/11/02      9,500,000
Caledonia, Wisconsin IDR - Quick Cable Corporation Project (j)                   2,835,000       2.10      11/11/02      2,835,000
Columbus, Wisconsin IDR - Maysteel Corporation Project (j)                       2,000,000       2.15      11/11/02      2,000,000
Combined Locks, Wisconsin IDR - Appleton Papers, Inc. Project (j)                4,300,000       2.15      11/11/02      4,300,000
De Pere, Wisconsin IDR - Cleaning Systems, Inc. Project (j)                      3,125,000       2.15      11/11/02      3,125,000
Deerfield, Wisconsin IDR Refunding - Interpane Glass Company Project (j)         1,600,000       2.15      11/11/02      1,600,000
Eagle, Wisconsin IDR - Generac Corporation Project (j)                           3,600,000       2.10      11/11/02      3,600,000
Eau Claire, Wisconsin IDR - Eau Claire Press Company Project (j)                 2,135,000       2.10      11/11/02      2,135,000
Franklin, Wisconsin IDR:
  Howard Henz Company, Inc. Project (j)                                          2,445,000       2.15      11/11/02      2,445,000
  Smyczek/ECS Project (j)                                                        2,000,000       2.20      11/11/02      2,000,000
Germantown, Wisconsin IDR (j)                                                    1,100,000       2.10      11/11/02      1,100,000

------------------------------------------------------------------------------------------------------------------------------------

                                           STRONG MUNICIPAL MONEY MARKET FUND (continued)
                                                                                 Principal     Yield to    Maturity     Amortized
                                                                                  Amount       Maturity     Date(d)    Cost (Note 2)
------------------------------------------------------------------------------------------------------------------------------------

Howard, Wisconsin IDR - Fox Converting, Inc. Project (j)                     $  4,500,000        2.10%      11/11/02  $    4,500,000
Janesville, Wisconsin IDR Refunding - Seneca Foods Corporation Project (j)      7,710,000        2.15       11/11/02       7,710,000
Kiel, Wisconsin IDR - Household Utilities, Inc. Project (j)                     3,000,000        2.05       11/11/02       3,000,000
Ladysmith, Wisconsin Solid Waste Disposal Facility Revenue -
  CityForest Corporation Project (j)                                            2,520,000        5.10       11/11/02       2,520,000
Middleton, Wisconsin IDR - Fristam Pumps, Inc. Project (j)                      1,825,000        2.05       11/11/02       1,825,000
Milwaukee, Wisconsin Redevelopment Authority Development Revenue
  Refunding - Helwig Carbon Products Project (j)                                1,605,000        2.05       11/11/02       1,605,000
Milwaukee, Wisconsin Redevelopment Authority IDR -
  Palermo Villa, Inc. Project (j)                                               2,750,000        2.10       11/11/02       2,750,000
New London, Wisconsin IDR - Wohlt Cheese Corporation Project (j)                3,840,000        2.05       11/11/02       3,840,000
Rhinelander, Wisconsin IDR - Superior Diesel Project (j)                        2,000,000        2.20       11/11/02       2,000,000
Sheboygan, Wisconsin IDR - Polyfab & Gill-Janssen Project (j)                     465,000        2.20       11/11/02         465,000
Wausau, Wisconsin IDR - Apogee Enterprises, Inc. Project (j)                    1,000,000        2.13       11/11/02       1,000,000
West Bend, Wisconsin IDR - BesTech Tool Corporation Project (j)                 1,480,000        2.10       11/11/02       1,480,000
                                                                                                                          ----------
                                                                                                                          79,360,000

Wyoming 0.1%
Green River, Wyoming PCR - Allied Corporation Project                           2,000,000        2.82       11/11/02       2,000,000

Multiple States 12.2%
Clipper Tax-Exempt Trust COP                                                  143,358,510        2.19       11/11/02     143,358,510
Lehman Brothers, Inc. Trustor Pooled Trust Receipts                            47,715,000        2.30       11/11/02      47,715,000
Macon Trust Pooled Certificates                                                43,990,000        2.15       11/11/02      43,990,000
Puttable Floating Option Tax-Exempt Receipts                                   17,540,000        2.10       11/11/02      17,540,000
                                                                                                                       -------------
                                                                                                                         252,603,510
------------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                                   1,605,095,427
------------------------------------------------------------------------------------------------------------------------------------

Daily Variable Rate Put Bonds 7.3%
Alabama 0.1%
Mobile, Alabama IDB Revenue - Alabama Power Company Project                     2,900,000        2.15       11/01/02       2,900,000

Arkansas 1.1%
Benton County, Arkansas Public Facilities Board MFHR:
  Bentonville Commons Project (i)                                              11,870,000        1.63       11/01/02      11,870,000
  Rogers Commons Apartments Project (i)                                        11,000,000        1.63       11/01/02      11,000,000
                                                                                                                       -------------
                                                                                                                          22,870,000

Illinois 0.5%
Chicago, Illinois Midway Airport Revenue (j)                                    9,600,000        2.15       11/01/02       9,600,000

Louisiana 1.4%
Iberville Parish, Louisiana Revenue Refunding - Dow
  Chemical Company Project                                                      7,500,000        2.45       11/01/02       7,500,000
Jefferson Parish, Louisiana IDB IDR - Sara Lee Corporation Project              4,600,000        2.60       11/01/02       4,600,000
West Baton Rouge Parish, Louisiana Industrial District Number 3 Revenue -
  The Dow Chemical Company Project:
  Series 1993                                                                   8,500,000        2.45       11/01/02       8,500,000
  Series 1994                                                                   7,600,000        2.45       11/01/02       7,600,000
                                                                                                                       -------------
                                                                                                                          28,200,000

Michigan 0.5%
Michigan Strategic Fund, Ltd. Obligation Revenue - Dow Chemical
  Company Project:
  Series 1999                                                                   4,700,000        2.45       11/01/02       4,700,000
  Series 2000                                                                   5,300,000        2.45       11/01/02       5,300,000
Midland County, Michigan EDC EDR Obligation - Dow Chemical Company Project      1,000,000        2.60       11/01/02       1,000,000
                                                                                                                       -------------
                                                                                                                          11,000,000

Minnesota 1.2%
Rochester, Minnesota MFHR - Weatherstone Townhomes Apartments Project (i)      20,480,000        1.63       11/01/02      20,480,000
Sherburne County, Minnesota Housing and Redevelopment Authority IDR -
  Apperts, Inc. Project (j)                                                     3,750,000        2.45       11/01/02       3,750,000
                                                                                                                       -------------
                                                                                                                          24,230,000

New Mexico 0.2%
New Mexico Regional Housing Region II MFHR - San Clemente Apartments Project    3,200,000        1.67       11/01/02       3,200,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                October 31, 2002
----------------------------------------------------------------------------------------------------------------------------------

                                          STRONG MUNICIPAL MONEY MARKET FUND (continued)

                                                                                 Principal    Yield to   Maturity      Amortized
                                                                                  Amount      Maturity   Date (d)    Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania 0.2%
Beaver County, Pennsylvania IDR Environmental Improvement
  Revenue - BASF Corporation                                                  $  4,900,000      2.15%    11/01/02   $    4,900,000

South Carolina 0.2%
South Carolina Jobs EDA EDR - Wellman, Inc. Project (j)                          5,000,000      2.10     11/01/02        5,000,000

Tennessee 0.0%
Jackson County, Tennessee IDR - Esselte Project (j)                                200,000      2.05     11/01/02          200,000

Texas 0.1%
Gulf Coast Waste Disposal Authority Environmental
  Facilities Revenue - Bayer Corporation Project                                 2,300,000      2.15     11/01/02        2,300,000

Virginia 1.8%
Richmond Virginia IDA Revenue - Cogentrix of Richmond Project:
   Series 1990-A (j)                                                            17,000,000      2.10     11/01/02       17,000,000
   Series 1991-A (j)                                                            10,000,000      2.10     11/01/02       10,000,000
   Series 1991-B (j)                                                             9,500,000      2.10     11/01/02        9,500,000
                                                                                                                    --------------
                                                                                                                        36,500,000
----------------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds                                                                                          150,900,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 99.9%                                                                                2,064,964,100
Other Assets and Liabilities, Net 0.1%                                                                                   1,920,917
----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                   $2,066,885,017
==================================================================================================================================

                                                   STRONG TAX-FREE MONEY FUND

                                                                                 Principal   Yield to    Maturity      Amortized
                                                                                  Amount     Maturity    Date (d)    Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bonds 3.3%
Alaska 0.2%
Valdez, Alaska Marine Terminal Revenue - Arco Transportation Project (e)       $ 1,000,000      4.55%     1/01/03      $ 1,000,000

Arizona 0.5%
Phoenix, Arizona IDA MFHR (e) (i) (j)                                            3,545,000      2.18      6/15/03        3,545,000

Idaho 0.4%
Boise, Idaho Housing Authority MFHR Refunding - Civic Plaza Housing
  Project (e) (j)                                                                2,500,000      1.67      9/30/03        2,486,335

Illinois 0.4%
Schaumburg, Illinois 3.25% Park District GO                                      2,500,000      2.35     12/01/02        2,501,906

Pennsylvania 0.5%
Pennsylvania Higher EFA Revenue - Association of Independent Colleges
  and Universities Project (e) (f) (j)                                           3,100,000      3.00     11/01/03        3,100,000

Tennessee 0.5%
Sumner County, Tennessee 2.20% Capital Outlay Notes                              3,300,000      2.00      6/18/03        3,304,044

Wisconsin 0.8%
Oconomowoc, Wisconsin 2.50% Promissory Notes                                     5,000,000      2.50      3/01/03        5,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                                   20,937,285
----------------------------------------------------------------------------------------------------------------------------------
Annual Variable Rate Put Bonds 1.7%
Colorado 0.2%
Colorado Health Facilities Authority Revenue (j)                                 1,290,000      5.88      1/15/03        1,290,000

New York 0.8%
Monroe County, New York Industrial Development Agency Revenue -
  Electronic Navigation Industries Project                                       4,940,000      2.10      7/01/03        4,940,000

46


----------------------------------------------------------------------------------------------------------------------------------

                                              STRONG TAX-FREE MONEY FUND (continued)

                                                                                   Principal   Yield to    Maturity   Amortized
                                                                                     Amount    Maturity    Date (d)  Cost (Note 2)
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania 0.1%
College Township, Pennsylvania IDA IDR - Presbyterian Homes Project (j)           $   775,000    2.30%     12/01/02 $   775,000

Texas 0.6%
Harris County, Texas HFC MFHR - Arbor II, Ltd. Project (j)                          4,200,000    2.00      10/01/03   4,200,000
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Variable Rate Put Bonds                                                                                 11,205,000
-------------------------------------------------------------------------------------------------------------------------------
Weekly Variable Rate Put Bonds 85.0%
Alabama 6.9%
Alabama HFA SFMR (j):
  Series A                                                                            280,000    2.15      11/11/02     280,000
  Series B                                                                            370,000    2.15      11/11/02     370,000
Birmingham Baptist Medical Center Special Care Facilities
  Financing  Authority Revenue (j)                                                  6,655,000    2.10      11/11/02   6,655,000
Jefferson County, Alabama Sewer Revenue Refunding                                  21,500,000    1.95      11/11/02  21,500,000
Montgomery, Alabama Downtown Redevelopment Authority Revenue -
  Southern Poverty Law Project (j)                                                 15,000,000    2.05      11/11/02  15,000,000
                                                                                                                    -----------
                                                                                                                     43,805,000

Alaska 0.7%
Alaska Industrial Development and Export Authority (j):
  Lot 5                                                                             2,305,000    2.30      11/11/02   2,305,000
  Lot 6                                                                             2,120,000    2.30      11/11/02   2,120,000
  Lot 8                                                                               130,000    2.30      11/11/02     130,000
  Lot 11                                                                               90,000    2.30      11/11/02      90,000
                                                                                                                    -----------
                                                                                                                      4,645,000

California 6.5%
California GO                                                                       4,500,000    2.35      11/11/02   4,500,000
California MERLOTS                                                                  8,000,000    2.29      11/11/02   8,000,000
Municipal Securities Trust Certificates                                             7,700,000    1.93      11/11/02   7,700,000
Oakland, California Joint Powers Financing Authority Lease Revenue (j)              5,950,000    2.20      11/11/02   5,950,000
Riverside County, California COP - Riverside County Public Facility Project (j)    15,300,000    2.40      11/11/02  15,300,000
                                                                                                                     ----------
                                                                                                                     41,450,000

Colorado 6.4%
Colorado Department of Transportation Revenue (j)                                   9,000,000    1.95      11/11/02   9,000,000
Denver, Colorado International Business Center Metropolitan District
  Number 1 Refunding and Improvement (j)                                            8,095,000    2.25      11/11/02   8,095,000
Park Creek Metropolitan District Tax Increment Revenue (j)                         23,800,000    2.20      11/11/02  23,800,000
                                                                                                                    -----------
                                                                                                                     40,895,000

District of Columbia 0.5%
District of Columbia Tobacco Financing Corporation (j)                              2,895,000    2.13      11/11/02   2,895,000

Illinois 12.6%
Illinois DFA Revenue - Provena Health Project (j)                                  23,000,000    2.10      11/11/02  23,000,000
Lakemoor, Illinois MFHR (j):
  Series A                                                                         35,860,000    2.05      11/11/02  35,860,000
  Series B                                                                         21,900,000    2.15      11/11/02  21,900,000
                                                                                                                    -----------
                                                                                                                     80,760,000
Indiana 0.6%
Indianapolis, Indiana Airport Facility Revenue (j)                                  3,970,000    2.20      11/11/02   3,970,000

Iowa 0.8%
Indianola, Iowa Health Care Facility Revenue Refunding - The Village Project (j)    4,830,000    2.10      11/11/02   4,830,000

Michigan 0.7%
Birmingham, Michigan EDC Revenue - Brown Street Project (j)                           850,000    2.23      11/11/02     850,000
Jackson County, Michigan EDC Limited Obligation Revenue -
  Thrifty Leoni, Inc. Project (j)                                                     200,000    2.15      11/11/02     200,000
Rochester, Michigan Community School District GO (j)                                3,745,000    1.93      11/11/02   3,745,000
                                                                                                                    -----------
                                                                                                                      4,795,000

Minnesota 2.5%
Burnsville, Minnesota Housing Revenue - Provence LLC Project (j)                   12,900,000    2.10      11/11/02  12,900,000
Red Wing, Minnesota Housing and Redevelopment Authority Revenue -
  YMCA Red Wing Project (j)                                                         3,000,000    2.10      11/11/02   3,000,000
                                                                                                                    -----------
                                                                                                                     15,900,000


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                                 October 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

                     STRONG TAX-FREE MONEY FUND (continued)
                                                                                  Principal  Yield to  Maturity    Amortized
                                                                                    Amount   Maturity  Date (d)   Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska 1.3%
Buffalo County, Nebraska IDR - Agrex, Inc. Project (j)                           $ 3,510,000   1.95%   11/11/02      $3,510,000
Nuckolls County, Nebraska IDR - Agrex, Inc. Project (j)                            5,100,000   1.95    11/11/02       5,100,000
                                                                                                                      ---------
                                                                                                                      8,610,000

New York 9.2%
New York Housing Finance Agency Service Contract Obligation Revenue                4,620,000   2.10    11/11/02       4,620,000
Ontario County, New York Industrial Development Agency IDR Refunding -
  Seneca Foods Corporation Project (j)                                             5,185,000   2.15    11/11/02       5,185,000
Puttable Floating Option Tax-Exempt Receipts (j)                                  43,615,000   2.10    11/11/02      43,615,000
Wayne County, New York IDA IDR - Seneca Foods Corporation Project (j)              5,060,000   2.15    11/11/02       5,060,000
                                                                                                                     ----------
                                                                                                                     58,480,000

Ohio 6.0%
Franklin County, Ohio Hospital Revenue (j)                                        20,000,000   2.05    11/11/02      20,000,000
Hamilton County, Ohio Health Care Facilities Revenue (j):
  MLB Hilltop Health Facilities Project
  PT 507                                                                          11,330,000   2.10    11/11/02      11,330,000
                                                                                                                     ----------
                                                                                                                     38,530,000

Oklahoma 6.3%
Oklahoma HDA MFHR (j):
  Series A                                                                        25,000,000   2.05    11/11/02      25,000,000
  Series B                                                                        15,000,000   2.05    11/11/02      15,000,000
                                                                                                                     ----------
                                                                                                                     40,000,000

Pennsylvania 1.7%
Northeastern Pennsylvania Hospital and Education Authority
Health Care Revenue - Wyoming Valley Health Care Project (j)                      10,000,000   2.00    11/11/02      10,000,000
Venango, Pennsylvania IDA PCR - Pennzoil Company Project (j)                         915,000   2.35    11/11/02         915,000
                                                                                                                     ----------
                                                                                                                     10,915,000

South Carolina 0.2%
South Carolina HFA HDA MFHR (j)                                                    1,120,000   2.10    11/11/02       1,120,000

Tennessee 3.2%
Jackson, Tennessee Health, Educational and Housing Facility Board Revenue (j):
  Union University Project                                                         4,000,000   2.10    11/11/02       4,000,000
  University School of Jackson Project                                             6,200,000   2.10    11/11/02       6,200,000
Knox County, Tennessee Health, Educational and Housing Facilities Board
  Revenue - Holston Long Term Care Project (j)                                     3,600,000   2.15    11/11/02       3,600,000
Nashville and Davidson Counties, Tennessee Metropolitan Government IDB
  Revenue - Second Harvest Food Bank Project (j)                                   6,500,000   2.10    11/11/02       6,500,000
                                                                                                                     ----------
                                                                                                                     20,300,000

Texas 4.6%
Harris County, Texas Health Facilities Development Corporation Revenue (j)        14,655,000   2.20    11/11/02      14,655,000
Matagorda County, Texas Hospital District Revenue (j)                              4,200,000   2.10    11/11/02       4,200,000
Texas Municipal Securities Trust Receipts                                         10,270,000   2.00    11/11/02      10,270,000
                                                                                                                     ----------
                                                                                                                     29,125,000

Virginia 2.2%
Alexandria, Virginia Redevelopment and Housing Authority MFHR (j)                 13,820,000   2.10    11/11/02      13,820,000
Virginia Small Business Financing Authority Revenue Refunding -
  Virginia Foods Project (j)                                                         250,000   2.06    11/11/02         250,000
                                                                                                                     ----------
                                                                                                                     14,070,000

West Virginia 4.4%
Harrison County, West Virginia Board of Education MERLOT (j)                      17,680,000   2.10    11/11/02      17,680,000
Monongalia County, West Virginia Board of Education Revenue - Merlots Project (j) 10,685,000   2.10    11/11/02      10,685,000
                                                                                                                     ----------
                                                                                                                     28,365,000

Wisconsin 1.1%
Badger Tobacco Asset Securitization Corporation Wisconsin
  Tobacco Settlement Revenue (j)                                                   7,015,000   2.08    11/11/02       7,015,000

Wyoming 1.2%
Campbell County, Wyoming IDR - Powder Basin Properties Project (j)                 5,200,000   2.05    11/11/02       5,200,000
Green River, Wyoming PCR - Allied Corporation Project                              2,360,000   2.82    11/11/02       2,360,000
                                                                                                                     ----------
                                                                                                                      7,560,000

Multiple States 5.4%
IBM Tax-Exempt Trust (j)                                                           3,820,000   2.10    11/11/02       3,820,000

--------------------------------------------------------------------------------


                                                                                 Principal    Yield to    Maturity      Amortized
                                                                                  Amount      Maturity    Date (d)    Cost (Note 2)
-----------------------------------------------------------------------------------------------------------------------------------
Clipper Brigantine Tax-Exempt Certificates Trust (j):
  Series 2000-2                                                                 $10,535,000     2.20%     11/11/02    $ 10,535,000
  Series 2001-1                                                                   5,139,000     2.20      11/11/02       5,139,000
MBIA Capital Corporation Tax-ExemptGrantor Trust (j)                              9,600,000     2.05      11/11/02       9,600,000
Puttable Floating Option Tax-Exempt Receipts (j)                                  5,485,000     2.15      11/11/02       5,485,000
                                                                                                                      -------------
                                                                                                                        34,579,000
----------------------------------------------------------------------------------------------------------------------------------
Total Weekly Variable Rate Put Bonds                                                                                   542,614,000
----------------------------------------------------------------------------------------------------------------------------------
Daily Variable Rate Put Bonds 10.0%
Alabama 0.5%
West Jefferson, Alabama, IDB PCR Refunding - Alabama Power Company Project        3,000,000     2.00      11/05/02       3,000,000

Florida 1.9%
Alachua County, Florida Health Facilities Authority Revenue -
  Shands Teaching Hospital Project (j)                                            9,300,000     2.00      11/05/02       9,300,000
Broward County, Florida Health Facilities Authority Revenue Refunding -
  John Knox Village Project (j)                                                   2,500,000     2.05      11/05/02       2,500,000
                                                                                                                      -------------
                                                                                                                        11,800,000
Georgia 0.3%
Monroe County, Georgia Development Authority PCR -
  Georgia Power Company Plant Project                                             1,900,000     2.00      11/05/02       1,900,000

Ohio 0.7%
Trumbell County, Ohio Health Care Facilities Revenue -
  Shepard of the Valley Lutheran Project                                          4,725,000     1.95      11/05/02       4,725,000

Pennsylvania 2.5%
Allegheny County, Pennsylvania IDA Health and Housing Facilities Revenue
  Refunding - Longwood Project (j):
  Series A                                                                        7,080,000     2.05      11/05/02       7,080,000
  Series B                                                                        8,595,000     2.05      11/05/02       8,595,000
                                                                                                                      -------------
                                                                                                                        15,675,000

South Carolina 0.2%
Berkeley County, South Carolina Revenue Refunding - Bayer Corporation Project     1,500,000     2.00      11/05/02       1,500,000

South Dakota 3.0%
South Dakota HDA SFMR                                                            19,100,000     1.65      11/11/02      19,100,000

Texas 0.6%
Angelina & Neches River Authority  IDC Solid Waste Revenue (j)                    4,000,000     2.00      11/05/02       4,000,000

West Virginia 0.3%
Marshall County, West Virginia Revenue Refunding -  Bayer Corporation Project     2,000,000     2.00      11/05/02       2,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Daily Variable Rate Put Bonds                                                                                     63,700,000
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities 100.0%                                                                                 638,456,285
Other Assets and Liabilities, Net 0.0%                                                                                     229,070
----------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                     $638,685,355
==================================================================================================================================

LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.
(b)  Restricted security.
(c) All or a portion of security pledged to cover margin requirements for futures contracts.
(d) For fixed rate bonds, maturity date represents actual maturity. For variable rate bonds, maturity date represents the longer of the next put date or interest adjustment date. For U.S. Government Agency Securities, maturity date represents actual maturity or the next interest adjustment date.
(e)  Variable rate security.
(f)  All or a portion of security is when-issued.
(g)  Affiliated issuer (See Note 9 of Notes to Financial Statements).
(h)  See Note 2(I) of Notes to Financial Statements.
(i)  Illiquid security.
(j) Security backed by credit enhancement in the form of a letter of credit and/or insurance.

Percentages are stated as a percent of net assets.

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2002
--------------------------------------------------------------------------------
================================================================================


--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN     -- Bond Anticipation Notes
BP      -- Basis Points
CDA     -- Commercial Development Authority
CDR     -- Commercial Development Revenue
COP     -- Certificates of Participation
DFA     -- Development Finance Authority
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
EDFA    -- Economic Development Finance Authority
EDR     -- Economic Development Revenue
EFA     -- Educational Facilities Authority
EXTRAS  -- Extendable Rate Adjustable Securities
GO      -- General Obligation
HAD     -- Housing Development Authority
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
HFC     -- Housing Finance Corporation
IBA     -- Industrial Building Authority
IBR     -- Industrial Building Revenue
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDC     -- Industrial Development Corporation
IDFA    -- Industrial Development Finance Authority
IDR     -- Industrial Development Revenue
IFA     -- Investment Finance Authority
MERLOT  -- Municipal Exempt Receipt - Liquidity Optional Tender
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
TAN     -- Tax Anticipation Notes
TRAN    -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2002

                                                                                     (In Thousands, Except As Noted)

                                                                                     Strong Ultra        Strong Ultra
                                                                                      Short-Term     Short-Term Municipal
                                                                                     Income Fund         Income Fund
                                                                                     ------------    --------------------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $2,480,963 and $1,654,050, respectively)           $2,470,463           $1,650,773
     Affiliated Issuers (Cost of $0 and $37,950, respectively)                                --               37,950
   Receivable for Securities Sold                                                         14,918                  725
   Receivable for Fund Shares Sold                                                           635                  686
   Interest and Dividends Receivable                                                      24,664               17,402
   Collateral for Securities Loaned                                                       54,920                   --
   Other Assets                                                                              187                  249
                                                                                      ----------           ----------
   Total Assets                                                                        2,565,787            1,707,785
Liabilities:
   Payable for Securities Purchased                                                        5,722               57,237
   Payable for Fund Shares Redeemed                                                        1,908                1,452
   Payable Upon Return of Securities Loaned                                               54,920                   --
   Dividends Payable                                                                       9,125                4,232
   Variation Margin Payable                                                                  216                   45
   Accrued Operating Expenses and Other Liabilities                                        1,078                  146
                                                                                      ----------           ----------
   Total Liabilities                                                                      72,969               63,112
                                                                                      ----------           ----------
Net Assets                                                                            $2,492,818           $1,644,673
                                                                                      ==========           ==========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                                      $2,722,264           $1,695,922
   Undistributed Net Investment Income (Loss)                                                 67                1,133
   Undistributed Net Realized Gain (Loss)                                               (216,593)             (48,768)
   Net Unrealized Appreciation/(Depreciation)                                            (12,920)              (3,614)
                                                                                      ----------           ----------
   Net Assets                                                                         $2,492,818           $1,644,673
                                                                                      ==========           ==========
Investor Class ($ and shares in full)
   Net Assets                                                                     $2,092,447,921       $1,256,332,226
   Capital Shares Outstanding (Unlimited Number Authorized)                          222,235,906          257,631,899
   Net Asset Value Per Share                                                               $9.42                $4.88
                                                                                           =====                =====
Institutional Class ($ and shares in full)
   Net Assets                                                                       $302,379,416         $360,334,585
   Capital Shares Outstanding (Unlimited Number Authorized)                           32,137,363           73,916,811
   Net Asset Value Per Share                                                               $9.41                $4.87
                                                                                           =====                =====
Advisor Class ($ and shares in full)
   Net Assets                                                                        $97,990,396          $28,006,073
   Capital Shares Outstanding (Unlimited Number Authorized)                           10,412,199            5,742,865
   Net Asset Value Per Share                                                               $9.41                $4.88
                                                                                           =====                =====

                       See Notes to Financial Statements.


STATEMENTS OF ASSETS AND LIABILITIES (continued)
---------------------------------------------------------------------------------------------------------
October 31, 2002

                                                                           (In Thousands,Except As Noted)

                                                                                   Strong Heritage
                                                                                      Money Fund
                                                                                   ---------------
Assets:
  Investments in Securities, at Amortized Cost                                         $2,136,117
  Interest Receivable                                                                       2,696
  Other Assets                                                                                132
                                                                                       ----------
  Total Assets                                                                          2,138,945

Liabilities:
  Payable for Fund Shares Redeemed                                                             44
  Dividends Payable                                                                         2,867
  Accrued Operating Expenses and Other Liabilities                                            130
                                                                                       ----------
  Total Liabilities                                                                         3,041
                                                                                       ----------
Net Assets                                                                             $2,135,904
                                                                                       ==========

Net Assets Consist of:
Investor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                    $1,034,437,306
                                                                                   ==============
  Capital Shares Outstanding (Unlimited Number Authorized)                          1,034,437,306

  Net Asset Value Per Share                                                                 $1.00
                                                                                            =====
Institutional Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                    $1,079,326,268
                                                                                   ==============
  Capital Shares Outstanding (Unlimited Number Authorized)                          1,079,326,268

  Net Asset Value Per Share                                                                 $1.00
                                                                                            =====
Advisor Class ($ and shares in full)
  Capital Stock (Par Value and Paid-in Capital)                                       $22,140,268
                                                                                      ===========
  Capital Shares Outstanding (Unlimited Number Authorized)                             22,140,268

  Net Asset Value Per Share                                                                 $1.00
                                                                                            =====

                       See Notes to Financial Statements.
52


STATEMENTS OF ASSETS AND LIABILITIES (continued)
----------------------------------------------------------------------------------------------------------------
October 31, 2002

                                                                    (In Thousands,Except As Noted)

                                                                    Strong           Strong             Strong
                                                                 Money Market    Municipal Money       Tax-Free
                                                                     Fund          Market Fund        Money Fund
                                                                 ------------    ---------------      ----------
Assets:
   Investments in Securities, at Amortized Cost                   $2,084,501       $2,064,964          $638,456
   Receivable for Securities Sold                                         --           10,891                --
   Receivable for Fund Shares Sold                                         4               80               804
   Interest Receivable                                                 2,841            5,433             1,954
   Other Assets                                                          125              158             1,356
                                                                  ----------       ----------          --------
   Total Assets                                                    2,087,471        2,081,526           642,570

Liabilities:
   Payable for Securities Purchased                                       --               --             3,100
   Payable for Fund Shares Redeemed                                      413              276                --
   Dividends Payable                                                   2,233            2,712               755
   Cash Overdraft Liability                                               --           11,443                --
   Accrued Operating Expenses and Other Liabilities                      808              210                30
                                                                  ----------       ----------          --------
   Total Liabilities                                                   3,454           14,641             3,885
                                                                  ----------       ----------          --------
Net Assets                                                        $2,084,017       $2,066,885          $638,685
                                                                  ==========       ==========          ========
Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                  $2,084,017       $2,066,885          $638,685
                                                                  ==========       ==========          ========
   Capital Shares Outstanding (Unlimited Number Authorized)        2,084,017        2,066,885           638,685

Net Asset Value Per Share                                              $1.00            $1.00             $1.00
                                                                       =====            =====             =====

                       See Notes to Financial Statements.


STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                                   (In Thousands)

                                                                         Strong Ultra         Strong Ultra
                                                                          Short-Term      Short-Term Municipal
                                                                         Income Fund           Income Fund
                                                                         ------------     --------------------
Income:
   Interest (Note 2M)                                                       $155,238             $61,460
   Dividends - Unaffiliated Issuers                                              232                  --
   Dividends - Affiliated Issuers                                                166                 863
                                                                            --------             -------
   Total Income                                                              155,636              62,323

Expenses (Note 4):
   Investment Advisory Fees                                                    9,952               4,874
   Administrative Fees                                                         9,183               4,245
   Custodian Fees                                                                150                  90
   Shareholder Servicing Costs                                                 4,174                 511
   Reports to Shareholders                                                       726                  87
   12b-1 Fees                                                                    240                  44
   Other                                                                         502                 415
                                                                            --------             -------
   Total Expenses before Expense Offsets                                      24,927              10,266
   Expense Offsets                                                               (93)                (40)
                                                                            --------             -------
   Expenses, Net                                                              24,834              10,226
                                                                            --------             -------
Net Investment Income                                                        130,802              52,097

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                            (137,076)            (42,703)
     Futures Contracts                                                        (7,088)                389
     Swaps                                                                    (5,161)                 --
                                                                            --------             -------
     Net Realized Gain (Loss)                                               (149,325)            (42,314)
   Net Change in Unrealized Appreciation/Depreciation on:

     Investments                                                              25,395              21,000
     Futures Contracts                                                          (790)              1,979
     Swaps                                                                      (142)                 --
                                                                            --------             -------
     Net Change in Unrealized Appreciation/Depreciation                       24,463              22,979
                                                                            --------             -------
Net Gain (Loss) on Investments                                              (124,862)            (19,335)
                                                                            --------             -------
Net Increase (Decrease) in Net Assets Resulting from Operations             $  5,940             $32,762
                                                                            ========             =======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2002

                                                                  (In Thousands)

                                                                 Strong Heritage
                                                                    Money Fund
                                                                 ---------------
Interest Income                                                      $46,051

Expenses (Note 4):
  Investment Advisory Fees                                             3,345
  Administrative Fees                                                  4,604
  Custodian Fees                                                         125
  Shareholder Servicing Costs                                            645
  Reports to Shareholders                                                132
  Transfer Agency Banking Charges                                         87
  12b-1 Fees                                                              51
  Other                                                                  358
                                                                     -------
  Total Expenses before Expense Offsets                                9,347
  Expense Offsets                                                     (2,696)
                                                                     -------
  Expenses, Net                                                        6,651
                                                                     -------
Net Investment Income and Net Increase
  in Net Assets Resulting from Operations                            $39,400
                                                                     =======

                                                                   Strong Municipal
                                                    Strong Money     Money Market     Strong Tax-Free
                                                    Market Fund          Fund            Money Fund
                                                    ------------   ----------------   ---------------
Interest Income                                       $42,069          $53,551            $4,154

Expenses:
  Investment Advisory Fees                              3,039            4,029               329
  Administrative Fees                                   7,495            9,939               823
  Custodian Fees                                           79               65                 6
  Shareholder Servicing Costs                           6,308              894                34
  Reports to Shareholders                               1,113              214                11
  Federal and State Registration Fees                      32               49                84
  Other                                                   432              365                24
                                                      -------          -------            ------
  Total Expenses before Expense Offsets                18,498           15,555             1,311
  Expense Offsets (Note 4)                             (5,362)             (23)             (401)
                                                      -------          -------            ------
  Expenses, Net                                        13,136           15,532               910
                                                      -------          -------            ------
Net Investment Income and Net Increase
  in Net Assets Resulting from Operations             $28,933          $38,019            $3,244
                                                      =======          =======            ======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                              (In Thousands)

                                                                          Strong Ultra Short-Term         Strong Ultra Short-Term
                                                                                Income Fund                Municipal Income Fund
                                                                       -----------------------------   -----------------------------
                                                                        Year Ended      Year Ended      Year Ended      Year Ended
                                                                       Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2002   Oct. 31, 2001
                                                                       -------------   -------------   -------------   -------------
Operations:
  Net Investment Income                                                 $  130,802      $  176,298      $   52,097      $   68,014
  Net Realized Gain (Loss)                                                (149,325)        (15,336)        (42,314)          1,921
  Net Change in Unrealized Appreciation/Depreciation                        24,463         (12,910)         22,979          (5,063)
                                                                        ----------      ----------      ----------      ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations            5,940         148,052          32,762          64,872

Distributions:
  From Net Investment Income:
    Investor Class                                                        (119,701)       (144,010)        (40,653)        (49,001)
    Institutional Class                                                    (28,599)        (33,751)        (12,157)        (18,833)
    Advisor Class                                                           (4,028)         (1,683)           (481)            (86)
                                                                        ----------      ----------      ----------      ----------
  Total Distributions                                                     (152,328)       (179,444)        (53,291)        (67,920)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
    Share Transactions                                                  (1,216,247)      1,382,885         (43,193)         96,296
                                                                        ----------      ----------      ----------      ----------
Total Increase (Decrease) in Net Assets                                 (1,362,635)      1,351,493         (63,722)         93,248

Net Assets:
  Beginning of Year                                                      3,855,453       2,503,960       1,708,395       1,615,147
                                                                        ----------      ----------      ----------      ----------
  End of Year                                                           $2,492,818      $3,855,453      $1,644,673      $1,708,395
                                                                        ==========      ==========      ==========      ==========
  Undistributed Net Investment Income (Loss)                            $       67      $      331      $    1,133      $        1

                                                                                                        Strong Heritage Money Fund
                                                                                                       -----------------------------
                                                                                                        Year Ended      Year Ended
                                                                                                       Oct. 31, 2002   Oct. 31, 2001
                                                                                                       -------------   -------------
Operations:
  Net Investment Income and Net Increase in Net Assets Resulting from Operations                        $   39,400      $   86,899

Distributions:
  From Net Investment Income:
    Investor Class                                                                                         (20,054)        (66,569)
    Institutional Class                                                                                    (19,016)        (19,866)
    Advisor Class                                                                                             (330)           (464)
                                                                                                        ----------      ----------
  Total Distributions                                                                                      (39,400)        (86,899)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                                     65,728         396,441
                                                                                                        ----------      ----------
Total Increase (Decrease) in Net Assets                                                                     65,728         396,441
Net Assets:
  Beginning of Year                                                                                      2,070,176       1,673,735
                                                                                                        ----------      ----------
  End of Year                                                                                           $2,135,904      $2,070,176
                                                                                                        ==========      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                             (In Thousands)

                                                                                        Strong Money Market Fund
                                                                                      -----------------------------
                                                                                       Year Ended      Year Ended
                                                                                      Oct. 31, 2002   Oct. 31, 2001
                                                                                      -------------   -------------
Operations:
  Net Investment Income and Net Increase in
    Net Assets Resulting from Operations                                               $   28,933      $   91,972

Distributions From Net Investment Income                                                  (28,933)        (91,972)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital Share Transactions                    56,205          (7,709)
                                                                                       ----------      ----------
Total Increase (Decrease) in Net Assets                                                    56,205          (7,709)

Net Assets:
  Beginning of Year                                                                     2,027,812       2,035,521
                                                                                       ----------      ----------
  End of Year                                                                          $2,084,017      $2,027,812
                                                                                       ==========      ==========

                                                            Strong Municipal                 Strong Tax-Free
                                                            Money Market Fund                  Money Fund
                                                      -----------------------------   -----------------------------
                                                       Year Ended      Year Ended      Year Ended     Period Ended
                                                      Oct. 31, 2002   Oct. 31, 2001   Oct. 31, 2002   Oct. 31, 2001
                                                      -------------   -------------   -------------   -------------
                                                                                                        (Note 1)
Operations:
  Net Investment Income and Net Increase in
    Net Assets Resulting from Operations               $   38,019      $   95,528       $  3,244        $  2,230

Distributions From Net Investment Income                  (38,019)        (95,528)        (3,244)         (2,230)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                           (935,183)        256,558        513,638         125,047
                                                       ----------      ----------       --------        --------
Total Increase (Decrease) in Net Assets                  (935,183)        256,558        513,638         125,047

Net Assets:
  Beginning of Year                                     3,002,068       2,745,510        125,047              --
                                                       ----------      ----------       --------        --------
  End of Year                                          $2,066,885      $3,002,068       $638,685        $125,047
                                                       ==========      ==========       ========        ========

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2002

1.   Organization

     The accompanying financial statements represent the Strong Cash Management Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Ultra Short-Term Income Fund(1) (a series of Strong Advantage Fund, Inc.)
     - Strong Ultra Short-Term Municipal Income Fund(2) (a series of Strong Municipal Funds, Inc.)
     - Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.)
     - Strong Money Market Fund (a series of Strong Money Market Fund, Inc.)
     - Strong Municipal Money Market Fund (a series of Strong Municipal
       Funds, Inc.)
     - Strong Tax-Free Money Fund (a series of Strong Municipal Funds, Inc.)

       /(1)/Formerly Strong Advantage Fund.
       /(2)/Formerly Strong Municipal Advantage Fund.

Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Heritage Money Fund offer three classes of shares. Investor Class shares are available to the general public, Institutional Class shares are available only to investors that meet certain minimum account sizes, and Advisor Class shares are available only through financial professionals. The Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund offer only Investor Class shares. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class.

Strong Tax-Free Money Fund commenced operations on December 15, 2000.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation-- Securities of Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Debt securities in the Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund are valued through a commercial pricing service that determines values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity and all investments in Strong Heritage Money Fund, Strong Money Market Fund, Strong Municipal Money Market Fund and Strong Tax-Free Money Fund are valued at amortized cost, which approximates fair value, whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect amortization to maturity of any discount or premium. Amortized cost for federal income tax and financial reporting purposes is the same.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either
          Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted and illiquid securities. The aggregate cost and fair value of restricted and illiquid securities held at October 31, 2002 are as follows:

                                                    Aggregate    Aggregate     Percent of
                                                       Cost      Fair Value    Net Assets
                                                    ---------    ----------    ----------
          Strong Ultra Short-Term Income Fund      $26,083,112   $16,274,653      0.7%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

--------------------------------------------------------------------------------

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income monthly and distributes net capital gains, if any, that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest in foreign securities and other assets and liabilities initially expressed in foreign currencies which are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Strong Ultra Short-Term Income Fund may open forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the
                                                                              59

--------------------------------------------------------------------------------
October 31, 2002

          collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These earnings credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statement of Operations and in Note 4.

     (K) Swap Agreements -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may enter into interest rate, credit default, securities index, commodity or security and currency exchange rate swap agreements. The swap agreements are subject to security valuation procedures. The Funds' obligation (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Funds' obligation under a swap agreement is accrued daily, offset against amounts owed to the Fund. Each Fund designates liquid securities as collateral on open swap agreements.

     (L) Term Loan Commitments -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire loan interests whereby the Funds are committed to lend cash to a borrower up to a pre-determined limit. The Funds earn interest on the amount drawn by the borrower and fee income on the undrawn loan commitment. The drawn portion of the loan agreement is recorded as an investment and is subject to security valuation procedures. The undrawn portion of the commitment is valued at the difference between the undrawn loan commitment and the current fair value of the undrawn loan commitment. Each Fund designates liquid securities as collateral on the Fund's remaining obligation under the loan commitment. No Funds held any revolving term loan commitments at October 31, 2002.

          Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may acquire bank term loans under which the Fund obtains its rights directly from the borrower. Such loan interests are separately enforceable by the Fund against the borrower and all payments of interest and principal are typically made directly to the Fund from the borrower. In the event that the Fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of a Collateral Bank for their mutual benefit. Strong Ultra Short-Term Income Fund holds bank term loans as listed in the Schedules of Investments.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. At October 31, 2002, cash collateral received was invested in the Deutsche Daily Assets Fund.

          At October 31, 2002, Strong Ultra Short-Term Income Fund had securities with a market value of $53,678,872 on loan (included within Investments in the Statements of Assets and Liabilities) and had received $54,919,500 in collateral. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended October 31, 2002, this securities lending income totaled $115,160.

          The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

     (N) Expenses -- The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

     (O) Short Positions -- Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

     (P) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

     (Q) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Effective November 30, 2001, Strong Investor Services, Inc. ("the Administrator") provides administrative, shareholder recordkeeping and related services to the Funds. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                        Administrative      Administrative       Administrative
                                                                            Fees -              Fees -               Fees -
                                                       Advisory Fees    Investor Class    Institutional Class    Advisor Class
                                                       -------------    --------------    -------------------    --------------
     Strong Ultra Short-Term Income Fund                 0.30%/(1)/          0.33%               0.02%                0.33%
     Strong Ultra Short-Term Municipal Income Fund       0.30%/(1)/          0.33%               0.02%                0.33%
     Strong Heritage Money Fund                          0.15%               0.37%               0.02%                0.02%
     Strong Money Market Fund                            0.15%               0.37%                 *                    *
     Strong Municipal Money Market Fund                  0.15%               0.37%                 *                    *
     Strong Tax-Free Money Fund                          0.15%               0.37%                 *                    *

     * Strong Money Market Fund, Strong Municipal Money Market Fund, and Strong Tax-Free Money Fund do not offer Institutional or Advisor Class shares.

     /(1)/ The Investment Advisory Fees are 0.30% for the first $4 billion,
           0.275% for $4 to $6 billion, and 0.25% thereafter.

     The Funds' Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class, except for the Advisor Class of Strong Heritage Money Fund which pays an annual rate of 0.015% of the average daily net asset value. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other in the Funds' Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statement of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

     Strong Ultra Short-Term Income Fund, Strong Ultra Short-Term Municipal Income Fund and Strong Heritage Money Fund have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), and an affiliate of the Advisor, pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. See Note 4.

     Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended October 31, 2002, is as follows:


                                                        Payable to/
                                                     (Receivable From)
                                                      Administrator or    Shareholder Servicing    Transfer Agency     Unaffiliated
                                                         Advisor at        and Other Expenses           Banking         Directors'
                                                       Oct. 31, 2002      Paid to Administrator    Charges/(Credits)       Fees
                                                     -----------------    ---------------------    -----------------   ------------
     Strong Ultra Short-Term Income Fund                 $541,796              $4,198,525              $ 36,684          $70,450
     Strong Ultra Short-Term Municipal Income Fund         55,272                 514,897                 1,549           28,893
     Strong Heritage Money Fund                            44,091                 678,834                87,497           41,359
     Strong Money Market Fund                             627,260               6,384,330               120,243           38,156
     Strong Municipal Money Market Fund                    92,952                 920,100                40,544           52,724
     Strong Tax-Free Money Fund                             2,068                  34,600                 7,037            3,054

--------------------------------------------------------------------------------
October 31, 2002

4.   Expenses and Expense Offsets

     For the year ended October 31, 2002, the class specific expenses are as follows:

                                                      Administrative      Shareholder       Reports to
                                                           Fees         Servicing Costs    Shareholders    12b-1 Fees     Other
                                                      --------------    ---------------    ------------    ----------    -------
     Strong Ultra Short-Term Income Fund
       Investor Class                                   $8,752,193         $3,894,856        $703,547             --     $59,407
       Institutional Class                                 114,177             86,166          10,303             --       2,108
       Advisor Class                                       316,856            192,563          12,101       $240,042         109
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                    4,134,647            424,185          85,171             --       4,568
       Institutional Class                                  52,111             51,799           1,052             --          82
       Advisor Class                                        57,861             35,049             282         43,752          83
     Strong Heritage Money Fund
       Investor Class                                    4,393,749            487,454         115,795             --      61,094
       Institutional Class                                 205,882            154,508          10,543             --      50,068
       Advisor Class                                         4,039              3,322           5,985         50,557       9,885

     For the year ended October 31, 2002, the expense offsets are as follows:

                                                        Expense
                                                      Waivers and
                                                      Absorptions    Transfer Agency
                                                      by Advisor     Banking Credits    Earnings Credits
                                                      -----------    ---------------    ----------------
     Strong Ultra Short-Term Income Fund
       Investor Class                                         --            --                    --
       Institutional Class                                    --            --                    --
       Advisor Class                                     ($1,662)                                 --
       Fund Level                                             --            --              ($91,789)
     Strong Ultra Short-Term Municipal Income Fund
       Investor Class                                         --            --                    --
       Institutional Class                                    --          ($63)                   --
       Advisor Class                                          --            --                    --
       Fund Level                                             --            --               (39,730)
     Strong Heritage Money Fund
       Investor Class                                 (2,352,338)           --                    --
       Institutional Class                              (313,903)           --                    --
       Advisor Class                                     (21,471)           --                    --
       Fund Level                                             --            --                (8,064)
     Strong Money Market Fund                         (5,349,691)           --               (12,432)
     Strong Municipal Money Market Fund                       --            --               (23,220)
     Strong Tax-Free Money Fund                         (398,046)           --                (2,583)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 5% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. There were minimal borrowings under the LOC during the year. At October 31, 2002, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended October 31, 2002, are as follows:

                                                                  Purchases                              Sales
                                                      ---------------------------------    ---------------------------------
                                                      U.S. Government                      U.S. Government
                                                        and Agency           Other          and Agency            Other
                                                      ---------------    --------------    ---------------    --------------
     Strong Ultra Short-Term Income Fund               $415,342,664      $1,137,362,706     $473,201,249      $2,091,376,042
     Strong Ultra Short-Term Municipal Income Fund               --         869,483,671               --         948,954,519

--------------------------------------------------------------------------------

7.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of October 31, 2002:

                                                                                     Net Unrealized
                                                         Gross           Gross        Appreciation/   Distributable   Distributable
                                        Cost of        Unrealized      Unrealized    (Depreciation)     Ordinary        Long-Term
                                      Investments     Appreciation    Depreciation   on Investments      Income       Capital Gains
-----------------------------------------------------------------------------------------------------------------------------------
Strong Ultra Short-Term Income Fund  $2,481,045,986    $54,201,513   ($64,784,406)    ($10,582,893)     $   67,635         --
Strong Ultra Short-Term Municipal
  Income Fund                         1,692,146,806      8,632,506    (12,055,959)      (3,423,453)      1,132,733         --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended October 31, 2002 and capital loss carryovers (expiring in varying amounts through 2010) as of October 31, 2002 are:

                                                                                            Long-Term
                                                        Ordinary                             Capital
                                                         Income        Exempt-Interest        Gains        Net Capital Loss
                                                      Distributions     Distributions     Distributions       Carryovers
     ----------------------------------------------------------------------------------------------------------------------
     Strong Ultra Short-Term Income Fund               $152,327,902               --            --          ($218,897,369)
     Strong Ultra Short-Term Municipal Income Fund               --      $53,290,612            --            (48,659,151)
     Strong Heritage Money Fund                          39,400,450               --            --                     --
     Strong Money Market Fund                            28,933,057               --            --                     --
     Strong Municipal Money Market Fund                          --       38,019,355            --                     --
     Strong Tax-Free Money Fund                                  --        3,244,078            --                     --

     For corporate shareholders in Strong Ultra Short-Term Income Fund and Strong Ultra Short-Term Municipal Income Fund, no dividend income distributed for the year ended October 31, 2002 qualified for the dividends-received deduction (unaudited).

8.   Capital Share Transactions

                                                   Strong Ultra Short-Term                 Strong Ultra Short-Term
                                                         Income Fund                        Municipal Income Fund
                                             ------------------------------------    ------------------------------------
                                                Year Ended          Year Ended          Year Ended         Year Ended
                                              Oct. 31, 2002        Oct. 31, 2001       Oct. 31, 2002      Oct. 31, 2001
-------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                   $1,246,600,043      $2,394,261,342      $  985,911,552      $1,036,067,754
  Proceeds from Reinvestment of
    Distributions                                112,250,249         130,174,965          36,250,855          43,975,395
  Payment for Shares Redeemed                 (2,139,557,005)     (1,667,628,647)     (1,024,788,650)       (996,384,209)
                                              --------------      --------------      --------------      --------------
  Net Increase (Decrease) in Net Assets
    from  Capital Share Transactions            (780,706,713)        856,807,660          (2,626,243)         83,658,940

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                      594,832,399         862,110,099         472,448,953         565,329,487
  Proceeds from Reinvestment of
    Distributions                                 26,970,713          31,207,092          10,237,505          13,577,667
  Payment for Shares Redeemed                 (1,077,512,287)       (449,863,010)       (543,220,458)       (574,379,838)
                                              --------------      --------------      --------------      --------------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions             (455,709,175)        443,454,181         (60,534,000)          4,527,316

ADVISOR CLASS
  Proceeds from Shares Sold                       92,127,296         107,537,814          27,874,258           9,553,394
  Proceeds from Reinvestment of
    Distributions                                  3,938,989           1,387,005             433,307              67,297
  Payment for Shares Redeemed                    (75,897,518)        (26,301,938)         (8,340,985)         (1,511,255)
                                              --------------      --------------      --------------      --------------
  Net Increase (Decrease) in Net Assets
    from Capital Share Transactions               20,168,767          82,622,881          19,966,580           8,109,436
                                              --------------      --------------      --------------      --------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                 ($1,216,247,121)     $1,382,884,722     ($   43,193,663)     $   96,295,692
                                              ==============      ==============      ==============      ==============

--------------------------------------------------------------------------------
October 31, 2002

                                                 Strong Ultra Short-Term      Strong Ultra Short-Term
                                                       Income Fund             Municipal Income Fund
                                                       -----------             ---------------------
                                                Year Ended    Year Ended     Year Ended     Year Ended
                                              Oct. 31, 2002  Oct. 31, 2001  Oct. 31, 2002  Oct. 31, 2001
                                              -------------  -------------  -------------  -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                          129,280,378    241,358,750    201,428,792    209,790,549
  Issued in Reinvestment of Distributions        11,670,019     13,125,752      7,402,936      8,901,669
  Redeemed                                     (223,099,510)  (168,335,284)  (209,427,609)  (201,769,710)
                                                -----------    -----------    -----------    -----------
  Net Increase (Decrease) in Shares             (82,149,113)    86,149,218       (595,881)    16,922,508
                                                ===========    ===========    ===========    ===========
INSTITUTIONAL CLASS
  Sold                                           61,808,850     86,908,156     96,618,639    114,462,808
  Issued in Reinvestment of Distributions         2,797,092      3,148,774      2,091,490      2,747,989
  Redeemed                                     (112,325,532)   (45,426,873)  (110,932,744)  (116,283,441)
                                                -----------    -----------    -----------    -----------
  Net Increase (Decrease) in Shares             (47,719,590)    44,630,057    (12,222,615)       927,356
                                                ===========    ===========    ===========    ===========
ADVISOR CLASS
  Sold                                            9,598,736     10,848,641      5,695,766      1,934,873
  Issued in Reinvestment of Distributions           410,501        139,808         88,542         13,623
  Redeemed                                       (7,932,232)    (2,656,129)    (1,705,994)      (305,962)
                                                -----------    -----------    -----------     ----------
  Net Increase (Decrease) in Shares               2,077,005      8,332,320      4,078,314      1,642,534
                                                ===========    ===========    ===========    ===========

                                                   Strong Heritage Money Fund
                                                  -----------------------------
                                                   Year Ended      Year Ended
                                                  Oct. 31, 2002   Oct. 31, 2001
                                                  -------------   -------------
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                      $1,030,481,154   $1,830,689,618
  Proceeds from Reinvestment of Distributions        20,692,026       66,222,974
  Payment for Shares Redeemed                    (1,360,258,560)  (1,991,744,914)
                                                 --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                     (309,085,380)     (94,832,322)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                       4,758,647,832    4,193,163,745
  Proceeds from Reinvestment of Distributions         6,746,407       10,401,310
  Payment for Shares Redeemed                    (4,384,982,881)  (3,740,015,578)
                                                 --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                      380,411,358      463,549,477

ADVISOR CLASS
  Proceeds from Shares Sold                          33,469,607       72,281,826
  Proceeds from Reinvestment of Distributions           168,851          380,108
  Payment for Shares Redeemed                       (39,236,803)     (44,938,321)
                                                 --------------   --------------
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                       (5,598,345)      27,723,613
                                                 --------------   --------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                     $   65,727,633   $  396,440,768
                                                 --------------   --------------

--------------------------------------------------------------------------------

                                                                  Strong Heritage Money Fund
                                                              -----------------------------------
                                                                Year Ended            Year Ended
                                                              Oct. 31, 2002         Oct. 31, 2001
                                                              --------------        -------------
Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                         1,030,481,154        1,830,689,618
  Issued in Reinvestment of Distributions                         20,692,026           66,222,974
  Redeemed                                                    (1,360,258,560)      (1,991,744,914)
                                                               -------------        -------------
  Net Increase (Decrease) in Shares                             (309,085,380)         (94,832,322)
                                                               =============        =============
INSTITUTIONAL CLASS
  Sold                                                         4,758,647,832        4,193,163,745
  Issued in Reinvestment of Distributions                          6,746,407           10,401,310
  Redeemed                                                    (4,384,982,881)      (3,740,015,578)
                                                               -------------        -------------
  Net Increase (Decrease) in Shares                              380,411,358          463,549,477
                                                               =============        =============
ADVISOR CLASS
  Sold                                                            33,469,607           72,281,826
  Issued in Reinvestment of Distributions                            168,851              380,108
  Redeemed                                                       (39,236,803)         (44,938,321)
                                                               -------------        -------------
  Net Increase (Decrease) in Shares                               (5,598,345)          27,723,613
                                                               =============        =============

                                                                   Strong Money Market Fund
                                                              -----------------------------------
                                                               Year Ended           Year Ended
                                                              Oct. 31, 2002        Oct. 31, 2001
                                                              --------------       --------------
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                                   $1,631,656,252       $2,209,491,758
  Transfer in from Merger (Note 11)                              353,261,220                   --
  Proceeds from Reinvestment of Distributions                     30,403,760           94,639,470
  Payment for Shares Redeemed                                 (1,959,116,127)      (2,311,840,161)
                                                              --------------       --------------
Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                                  $   56,205,105      ($    7,708,933)
                                                              ==============       ==============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                         1,631,656,252        2,209,491,758
  Transfer in from Merger (Note 11)                              353,261,220                   --
  Issued in Reinvestment of Distributions                         30,403,760           94,639,470
  Redeemed                                                    (1,959,116,127)      (2,311,840,161)
                                                               -------------        -------------
Net Increase (Decrease) in Shares of the Fund                     56,205,105           (7,708,933)
                                                               =============        =============

--------------------------------------------------------------------------------
October 31, 2002

                                                              Strong Municipal                       Strong Tax-Free
                                                              Money Market Fund                        Money Fund
                                                     -----------------------------------     -------------------------------
                                                        Year Ended          Year Ended         Year Ended       Period Ended
                                                      Oct. 31, 2002       Oct. 31, 2001      Oct. 31, 2002     Oct. 31, 2001
                                                     ---------------     ---------------     -------------     -------------
                                                                                                                  (Note 1)
Capital Share Transactions of Each of
  the Funds Were as Follows:
  Proceeds from Shares Sold                           $5,358,554,228      $6,690,536,707      $998,183,713      $209,734,481
  Proceeds from Reinvestment of Distributions             37,728,572          91,735,494         2,467,120         1,996,212
  Payment for Shares Redeemed                         (6,331,465,892)     (6,525,714,573)     (487,012,864)      (86,683,307)
                                                     ---------------      --------------      ------------      ------------

Net Increase (Decrease) in Net Assets from
  Capital Share Transactions                         ($  935,183,092)     $  256,557,628      $513,637,969      $125,047,386
                                                     ===============      ==============      ============      ============

Transactions in Shares of Each of
  the Funds Were as Follows:
  Sold                                                 5,358,554,228       6,690,536,707       998,183,713       209,734,481
  Issued in Reinvestment of Distributions                 37,728,572          91,735,494         2,467,120         1,996,212
  Redeemed                                            (6,331,465,892)     (6,525,714,573)     (487,012,864)      (86,683,307)
                                                     ---------------      --------------      ------------      ------------
Net Increase (Decrease) in Shares of the Fund           (935,183,092)        256,557,628       513,637,969       125,047,386
                                                     ===============      ==============      ============      ============

9.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended October 31, 2002 is as follows:

                                                                                                                        Dividend
                                           Balance of       Gross       Gross Sales      Balance of        Value         Income
                                          Shares Held     Purchases         and          Shares Held     Oct. 31,     Nov. 1, 2001-
                                          Nov. 1, 2002  and Additions    Reductions     Oct. 31, 2002      2002       Oct. 31, 2002
                                          ------------  -------------  --------------   -------------   -----------   -------------
Strong Ultra Short-Term Income Fund
-----------------------------------
Strong Heritage Money Fund                          --    170,000,000    (170,000,000)             --            --     $ 166,064

Strong Ultra Short-Term Municipal
  Income Fund
---------------------------------
Strong Municipal Money Market Fund         128,500,000    965,000,000  (1,084,600,000)      8,900,000   $ 8,900,000       786,752
Strong Tax-Free Money Fund                          --     44,250,000     (15,200,000)     29,050,000    29,050,000        76,297

10. Results of Special Meeting of Shareholders of Strong Investors Money Fund (Unaudited)

     At a Special Meeting of Shareholders of the Fund held on May 3, 2002, shareholders approved the following proposal:

     To approve the Agreement and Plan of Reorganization and the transactions it contemplates, including an amendment to the Amended and Restated Articles of Incorporation of Strong Heritage Reserve Series, Inc., as described in the Proxy Statement/Prospectus:

                         For               Against             Abstain
                   ----------------    ---------------     ---------------
                   $230,607,829.360    $15,991,990.610     $10,837,201.090

11.  Acquisition Information

     Effective May 31, 2002, the Strong Money Market Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Investors Money Fund. Strong Money Market Fund issued 353,261,220 shares (valued at $353,261,220) for the outstanding shares of Strong Investors Money Fund at May 31, 2002. Strong Money Market Fund's Statement of Operations for the year ended October 31, 2002 does not include preacquisition activity of Strong Investors Money Fund. The aggregate net assets of Strong Money Market Fund and Strong Investors Money Fund immediately before the acquisition were $1,866,423,277 and $353,261,220, respectively. The combined net assets of Strong Money Market Fund immediately after the acquisition were $2,219,684,497.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                -----------------------------------------------------------------
                                                                Oct. 31,   Oct. 31,    Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,
Selected Per-Share Data/(a)/                                      2002       2001     2000/(b)/     2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.82      $9.88       $9.87      $9.95     $10.08     $10.09

Income From Investment Operations:
  Net Investment Income                                             0.35       0.58        0.43       0.59       0.59       0.62
  Net Realized and Unrealized Gains (Losses) on Investments        (0.32)     (0.05)       0.01      (0.08)     (0.13)     (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.03       0.53        0.44       0.51       0.46       0.61

Less Distributions:
  From Net Investment Income                                       (0.43)     (0.59)      (0.43)     (0.59)     (0.59)     (0.62)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.43)     (0.59)      (0.43)     (0.59)     (0.59)     (0.62)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.42      $9.82       $9.88      $9.87      $9.95     $10.08
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +0.3%      +5.5%       +4.6%      +5.2%      +4.6%      +6.3%
  Net Assets, End of Period (In Millions)                         $2,092     $2,990      $2,156     $2,208     $2,766     $2,164
  Ratio of Expenses to Average Net Assets before Expense Offsets    0.8%       0.8%        0.8%*      0.8%       0.7%       0.8%
  Ratio of Expenses to Average Net Assets                           0.8%       0.8%        0.8%*      0.8%       0.7%       0.8%
  Ratio of Net Investment Income to Average Net Assets              3.9%       5.8%        6.5%*      5.9%       5.8%       6.2%
  Portfolio Turnover Rate/(c)/                                     49.5%      69.6%       38.4%      48.1%      79.3%     109.6%

STRONG ULTRA SHORT-TERM INCOME FUND -- INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------

                                                                                Year Ended
                                                                -------------------------------------------
                                                                Oct. 31,   Oct. 31,    Oct. 31,   Feb. 29,
Selected Per-Share Data/(a)/                                      2002       2001     2000/(b)/  2000/(d)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.82      $9.87       $9.87      $9.89

Income From Investment Operations:
  Net Investment Income                                             0.36       0.62        0.46       0.32
  Net Realized and Unrealized Gains (Losses) on Investments        (0.29)     (0.04)         --      (0.02)
-----------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.07       0.58        0.46       0.30

Less Distributions:
  From Net Investment Income                                       (0.48)     (0.63)      (0.46)     (0.32)
-----------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.48)     (0.63)      (0.46)     (0.32)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.41      $9.82       $9.87      $9.87
===========================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------
  Total Return                                                     +0.7%      +6.0%       +4.8%      +3.1%
  Net Assets, End of Period (In Millions)                           $302       $784        $348       $207
  Ratio of Expenses to Average Net Assets before Expense Offsets    0.4%       0.4%        0.4%*      0.4%*
  Ratio of Expenses to Average Net Assets                           0.4%       0.4%        0.4%*      0.4%*
  Ratio of Net Investment Income to Average Net Assets              4.4%       6.1%        7.0%*      6.5%*
  Portfolio Turnover Rate/(c)/                                     49.5%      69.6%       38.4%      48.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from February to October.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1, 1999 (commencement of class) to February 29, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM INCOME FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                    Year Ended
                                                                ----------------------------------------------------
                                                                Oct. 31,   Oct. 31,    Oct. 31,        Feb. 29,
Selected Per-Share Data/(a)/                                      2002       2001     2000/(b)/       2000/(c)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $9.82      $9.88       $9.87           $9.89

Income From Investment Operations:
  Net Investment Income                                             0.34       0.55        0.41            0.27
  Net Realized and Unrealized Gains (Losses) on Investments        (0.35)     (0.05)       0.01           (0.02)
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                 (0.01)      0.50        0.42            0.25

Less Distributions:
  From Net Investment Income                                       (0.40)     (0.56)      (0.41)          (0.27)
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.40)     (0.56)      (0.41)          (0.27)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $9.41      $9.82       $9.88           $9.87
====================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
  Total Return                                                     -0.1%      +5.1%       +4.4%           +2.6%
  Net Assets, End of Period (In Millions)                            $98        $82          $0/(d)/         $0/(d)/
  Ratio of Expenses to Average Net Assets before Expense Offsets    1.1%       1.2%        1.1%*           1.1%*
  Ratio of Expenses to Average Net Assets                           1.1%       1.1%        1.1%*           1.1%*
  Ratio of Net Investment Income to Average Net Assets              3.6%       4.9%        6.2%*           5.7%*
  Portfolio Turnover Rate/(e)/                                     49.5%      69.6%       38.4%           48.1%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND -- INVESTOR CLASS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                -----------------------------------------------------------------
                                                                Oct. 31,   Oct. 31,    Oct. 31,   Feb. 29,   Feb. 28,   Feb. 28,
Selected Per-Share Data/(a)/                                      2002       2001     2000/(b)/     2000       1999       1998
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $4.94      $4.95       $4.96      $5.04      $5.03      $5.01

Income From Investment Operations:
  Net Investment Income                                             0.15       0.21        0.16       0.21       0.21       0.22
  Net Realized and Unrealized Gains (Losses) on Investments        (0.06)     (0.01)      (0.01)     (0.08)      0.01       0.02
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                  0.09       0.20        0.15       0.13       0.22       0.24

Less Distributions:
  From Net Investment Income/(f)/                                  (0.15)     (0.21)      (0.16)     (0.21)     (0.21)     (0.22)
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                              (0.15)     (0.21)      (0.16)     (0.21)     (0.21)     (0.22)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $4.88      $4.94       $4.95      $4.96      $5.04      $5.03
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                     +2.0%      +4.0%       +3.0%      +2.7%      +4.5%      +5.0%
  Net Assets, End of Period (In Millions)                         $1,256     $1,275      $1,193     $1,792     $2,171     $1,012
  Ratio of Expenses to Average Net Assets before Expense Offsets    0.7%       0.7%        0.6%*      0.6%       0.6%       0.7%
  Ratio of Expenses to Average Net Assets                           0.7%       0.7%        0.6%*      0.6%       0.5%       0.4%
  Ratio of Net Investment Income to Average Net Assets              3.1%       4.1%        4.7%*      4.3%       4.1%       4.5%
  Portfolio Turnover Rate/(e)/                                     75.6%      71.3%       36.5%      35.0%      36.0%      49.6%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from February to October.
(c) For the period from September 1, 1999 (commencement of class) to February 29, 2000.
(d)  Amount is less than $500,000.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  Tax-exempt for regular federal income tax purposes.

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------
STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--INSTITUTIONAL CLASS
-------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                                ------------------------------------------
                                                                                Oct. 31,         Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                                      2002             2001          2000/(b)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $ 4.94           $ 4.95           $ 4.95
Income From Investment Operations:
   Net Investment Income                                                          0.17             0.22             0.06
   Net Realized and Unrealized Gains (Losses) on Investments                     (0.07)           (0.01)              --
--------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                               0.10             0.21             0.06
Less Distributions:
   From Net Investment Income/(c)/                                               (0.17)           (0.22)           (0.06)
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                           (0.17)           (0.22)           (0.06)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $ 4.87           $ 4.94           $ 4.95
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  +2.1%            +4.4%            +1.3%
   Net Assets, End of Period (In Millions)                                       $ 360            $ 425            $ 422
   Ratio of Expenses to Average Net Assets before Expense Offsets                 0.4%             0.3%             0.3%*
   Ratio of Expenses to Average Net Assets                                        0.4%             0.3%             0.3%*
   Ratio of Net Investment Income to Average Net Assets                           3.5%             4.5%             5.0%*
   Portfolio Turnover Rate/(d)/                                                  75.6%            71.3%            36.5%

STRONG ULTRA SHORT-TERM MUNICIPAL INCOME FUND--ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                                                Year Ended
                                                                                ------------------------------------------
                                                                                Oct. 31,         Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                                      2002             2001          2000/(e)/
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $ 4.94           $ 4.94           $ 4.94
Income From Investment Operations:
   Net Investment Income                                                          0.14             0.18             0.02
   Net Realized and Unrealized Gains (Losses) on Investments                     (0.06)           (0.00)/(f)/         --
--------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                               0.08             0.18             0.02
Less Distributions:
   From Net Investment Income/(c)/                                               (0.14)           (0.18)           (0.02)
--------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                           (0.14)           (0.18)           (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                  $ 4.88           $ 4.94           $ 4.94
==========================================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                  +1.6%            +3.7%            +0.4%
   Net Assets, End of Period (In Millions)                                         $28               $8               $0/(g)/
   Ratio of Expenses to Average Net Assets before Expense Offsets                 1.1%             1.1%             1.1%*
   Ratio of Expenses to Average Net Assets                                        1.1%             1.1%             1.0%*
   Ratio of Net Investment Income to Average Net Assets                           2.7%             3.1%             4.4%*
   Portfolio Turnover Rate/(d)/                                                  75.6%            71.3%            36.5%


  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from August 1, 2000 (commencement of class) to October 31, 2000.
(c) Tax-exempt for regular federal income tax purposes.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) For the period from October 3, 2000 (commencement of class) to October 31, 2000.
(f) Amount calculated is less than $0.005.
(g) Amount is less than $500,000.


                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (continued)
------------------------------------------------------------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND -- INVESTOR CLASS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
                                                                  Oct. 31,    Oct. 31,     Oct. 31,   Feb. 29     Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                                        2002        2001       2000/(b)/    2000        1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00      $1.00        $1.00      $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                              0.02       0.05         0.04       0.05        0.05       0.05
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.02       0.05         0.04       0.05        0.05       0.05

Less Distributions:
  From Net Investment Income                                        (0.02)     (0.05)       (0.04)     (0.05)      (0.05)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.02)     (0.05)       (0.04)     (0.05)      (0.05)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00      $1.00        $1.00      $1.00       $1.00      $1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +1.7%      +4.7%        +4.2%      +5.1%       +5.3%      +5.6%
  Net Assets, End of Period (In Millions)                          $1,034     $1,344       $1,438     $1,434      $1,837     $1,484
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.6%       0.6%         0.6%*      0.6%        0.6%       0.6%
  Ratio of Expenses to Average Net Assets                            0.4%       0.4%         0.4%*      0.4%        0.3%       0.2%
  Ratio of Net Investment Income to Average Net Assets               1.7%       4.7%         6.1%*      5.0%        5.2%       5.4%


STRONG HERITAGE MONEY FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------------------------

                                                                              Year Ended
                                                                  --------------------------------
                                                                  Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                        2002        2001     2000/(c)/
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                              0.02        0.05       0.04
--------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.02        0.05       0.04

Less Distributions:
  From Net Investment Income                                        (0.02)      (0.05)     (0.04)
--------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.02)      (0.05)     (0.04)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00       $1.00      $1.00
==================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------
  Total Return                                                      +1.9%       +5.0%      +3.8%
  Net Assets, End of Period (In Millions)                          $1,079        $699       $235
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.2%        0.2%       0.2%*
  Ratio of Expenses to Average Net Assets                            0.2%        0.2%       0.2%*
  Ratio of Net Investment Income to Average Net Assets               1.9%        4.5%       6.5%*


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from February to October.
(c)  For the period from April 1, 2000 (commencement of class) to October 31,
     2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG HERITAGE MONEY FUND--ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                              Year Ended
                                                                  -----------------------------------
                                                                  Oct. 31,    Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                        2002        2001     2000/(b)/
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                              0.02        0.05       0.04
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.02        0.05       0.04

Less Distributions:
  From Net Investment Income                                        (0.02)      (0.05)     (0.04)
-----------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.02)      (0.05)     (0.04)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00       $1.00      $1.00
-----------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------
  Total Return                                                      +1.7%       +4.7%      +3.6%
  Net Assets, End of Period (In Millions)                             $22         $28         $0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.5%        0.7%       0.8%*
  Ratio of Expenses to Average Net Assets                            0.4%        0.4%       0.4%*
  Ratio of Net Investment Income to Average Net Assets               1.6%        3.8%       6.1%*

STRONG MONEY MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
                                                                  Oct. 31,    Oct. 31,     Oct. 31,   Feb. 29,    Feb. 28,  Oct. 31,
Selected Per-Share Data/(a)/                                        2002        2001      2000/(d)/     2000     1999/(e)/    1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00      $1.00        $1.00      $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                              0.01       0.04         0.04       0.05        0.02       0.05
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.01       0.04         0.04       0.05        0.02       0.05

Less Distributions:
  From Net Investment Income                                        (0.01)     (0.04)       (0.04)     (0.05)      (0.02)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.01)     (0.04)       (0.04)     (0.05)      (0.02)     (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00      $1.00        $1.00      $1.00       $1.00      $1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +1.4%      +4.5%        +4.0%      +4.8%       +1.5%      +5.3%
  Net Assets, End of Period (In Millions)                          $2,084     $2,028       $2,036     $1,999      $1,926     $1,924
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.9%       0.9%         0.8%*      0.8%        0.9%*      0.9%
  Ratio of Expenses to Average Net Assets                            0.7%       0.6%         0.7%*      0.7%        0.6%*      0.5%
  Ratio of Net Investment Income to Average Net Assets               1.4%       4.4%         5.8%*      4.7%        4.6%*      5.2%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the period from April 1, 2000 (commencement of class) to October 31,
     2000.
(c)  Amount is less than $500,000.
(d)  In 2000, the Fund changed its fiscal year-end from February to October.
(e)  In 1999, the Fund changed its fiscal year-end from October to February.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                  ------------------------------------------------------------------
                                                                  Oct. 31,    Oct. 31,     Oct. 31,   Feb. 29,    Feb. 28,  Feb. 28,
Selected Per-Share Data/(a)/                                        2002        2001      2000/(b)/     2000        1999      1998
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00      $1.00        $1.00      $1.00       $1.00      $1.00

Income From Investment Operations:
  Net Investment Income                                              0.01       0.03         0.03       0.03        0.03       0.04
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.01       0.03         0.03       0.03        0.03       0.04

Less Distributions:
  From Net Investment Income/(c)/                                   (0.01)     (0.03)       (0.03)     (0.03)      (0.03)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (0.01)     (0.03)       (0.03)     (0.03)      (0.03)     (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00      $1.00        $1.00      $1.00       $1.00      $1.00
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                      +1.4%      +3.4%        +2.8%      +3.5%       +3.4%      +3.6%
  Net Assets, End of Period (In Millions)                          $2,067     $3,002       $2,746     $2,467      $2,105     $1,871
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.6%       0.6%         0.6%*      0.6%        0.6%       0.6%
  Ratio of Expenses to Average Net Assets                            0.6%       0.6%         0.6%*      0.6%        0.6%       0.6%
  Ratio of Net Investment Income to Average Net Assets               1.4%       3.3%         4.2%*      3.4%        3.4%       3.5%

STRONG TAX-FREE MONEY FUND
---------------------------------------------------------------------------------------

                                                                       Year Ended
                                                                  ---------------------
                                                                  Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                        2002      2001/(d)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $1.00       $1.00

Income From Investment Operations:
  Net Investment Income                                              0.01        0.03
---------------------------------------------------------------------------------------
  Total from Investment Operations                                   0.01        0.03

Less Distributions:
  From Net Investment Income/(c)/                                   (0.01)      (0.03)
---------------------------------------------------------------------------------------
  Total Distributions                                               (0.01)      (0.03)
---------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $1.00       $1.00
=======================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------
  Total Return                                                      +1.4%       +2.7%
  Net Assets, End of Period (In Millions)                            $639        $125
  Ratio of Expenses to Average Net Assets before Expense Offsets     0.6%       0.7%*
  Ratio of Expenses to Average Net Assets                            0.4%       0.6%*
  Ratio of Net Investment Income to Average Net Assets               1.4%       2.8%*


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from February to October.
(c)  Tax-exempt for regular federal income tax purposes.
(d)  For the period from December 15, 2000 (inception) to October 31, 2001.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong Cash Management Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Heritage Money Fund (a series of Strong Heritage Reserve Series, Inc.), Strong Money Market Fund (a series of Strong Money Market Fund, Inc.), Strong Municipal Money Market Fund, Strong Tax-Free Money Fund and Strong Ultra Short-Term Municipal Income Fund (formerly Strong Municipal Ultra Short Fund and Strong Municipal Advantage Fund) (three of the series of Strong Municipal Funds, Inc.), and Strong Ultra Short-Term Income Fund (formerly Strong Ultra Short Fund and Strong Advantage Fund) (a series of Strong Advantage Fund, Inc.) (all six collectively constituting Strong Cash Management Funds, hereafter referred to as the "Funds") at October 31, 2002, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the 1940 Act because of his controlling ownership in Strong Capital Management, Inc.'s ("Advisor") parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 72 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Mr. Strong has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.; an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer has been of Counsel for Bingham McCutchen LLP ("Bingham McCutchen"), a law firm, from 1997 to February 2002. From 1967 to 1997, Mr. Greer served as a Partner of Bingham McCutchen. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association--Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of Strong Investments, Inc. ("Distributor") since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young & Logan, P.C. (a law firm). From September 1992 to September 1999, Mr. Smirl was an associate of Keesal, Young & Logan, P.C.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP (a Milwaukee law firm). From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of the Financial Management and Sales Reporting Systems department of the Advisor. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

[STRONG LOGO]







--------------------------------------------------------------------------------

                                    [IMAGE]

Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com


This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT29338 12-02
                                                              ACASH/WH2970 10-02